As filed with the Securities and Exchange Commission on January 29, 2020
Securities Act Registration No. 333-123290
Investment Company Act Reg. No. 811-21726

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 138	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 139	☒

(Check appropriate box or boxes.)

360 FUNDS

(Exact Name of Registrant as Specified in Charter)

4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (877) 244-6235

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

With Copies To:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

Approximate Date of Proposed Public Offering: Immediately following effectiveness of this post-effective amendment.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	On ______________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROW POINT PARTNERS, LLC

The Crow Point Partners, LLC (“Crow Point”) Funds

EAS Crow Point Alternatives Fund

Investor Class Shares (EASAX)

Institutional Class Shares (EASIX)

Crow Point Global Tactical Allocation Fund

Investor Class Shares (CGHAX)

Institutional Class Shares (CGHIX)

Crow Point Alternative Income Fund

Investor Class Shares (AAIFX)

Institutional Class Shares (AIIFX)

RVX Emerging Markets Equity Fund

Investor Class Shares (RVXEX)*

Institutional Class Shares (RVEMX)

Midwood Long/Short Equity Fund

Investor Class Shares*

Institutional Class Shares (MDWDX)

PROSPECTUS

January 28, 2020

This Prospectus relates to two classes of shares (Investor Class shares and Institutional Class shares) for the Crow Point Funds. For questions or for Shareholder Services, please call (877) 244-6235.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Crow Point Funds’ shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from a Crow Point Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform a Crow Point Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Crow Point Fund complex/your financial intermediary.

*Shares currently not offered for sale.

FUND SUMMARY – EAS Crow Point Alternatives Fund

Investment Objective. The investment objective of the EAS Crow Point Alternatives Fund (the “Fund”) is preservation and growth of capital.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in the section captioned “Purchasing Shares” on page 84 of this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Investor Class shares	Institutional Class shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee on Shares	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class shares	Institutional Class shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	1.24%	1.24%
Dividends From Securities Sold Short and Interest Expense	0.15%	0.15%
Other Operating Expenses	1.09%	1.09%
Acquired Fund Fees and Expenses[1]	0.71%	0.71%
Total Annual Fund Operating Expenses[2]	3.20%	2.95%
Fee Waivers and Expense Reimbursements	(0.39)%	(0.39)%
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements[3]	2.81%	2.56%
1.	This number represents the combined total fees and operating expenses of the underlying funds (e.g., investment companies and other pooled investment vehicles) owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since the number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

2.	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses or the Expense Limitation Agreement described below. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments in investment companies and other pooled investment vehicles.

3.	Pursuant to an operating expense limitation agreement between Crow Point Partners, LLC (“Crow Point” or the “Adviser”) and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.70% of the average daily net assets of each share class of the Fund through January 31, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only through January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$284	$950	$1,640	$3,477
Institutional Class Shares	$259	$876	$1,518	$3,243

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period ended September 30, 2019, the Fund’s portfolio turnover rate was 147% of the average value of its portfolio.

Principal Investment Strategy of the Fund. The Adviser’s investment philosophy centers on the preservation and growth of capital through both good and bad markets. The Adviser believes that for most shareholders, investment success is about growing capital over time while protecting it at all times, not about beating a market index which can frequently involve losses while still meeting the objective. Thus, the Adviser follows an absolute return approach in managing the Fund, as defined below. In executing its strategy, the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the Fund’s investments among multiple alternative investment styles. Alternative investment styles generally exhibit low volatility and relatively low long-term market correlation.

“Low correlation” refers to the extent to which the performance of an investment moves in synch with the broader equity and bond markets. The goal of the Adviser in managing the Fund’s assets is to construct a portfolio of assets that exhibit low correlation with and downside capture of the stock market. A correlation measure of 1 demonstrates perfect positive correlation; a correlation measure of 0 demonstrates no correlation and a correlation measure of -1 demonstrates a perfect negative correlation.

Many mutual funds are managed according to a “relative return” approach (i.e., they aim to perform better than their mutual fund category, their mutual fund peers or the general market as a whole). By contrast, “absolute return” refers to the strategy of seeking positive investment performance regardless of overall or broader market performance. Absolute return strategies, which the Adviser believes will be less volatile, differ from relative return because they are concerned with the return of a particular investment and do not compare it to any other measure or benchmark.

The Fund pursues its absolute return objective by tactically allocating its capital among multiple potential alternative investment classes, including investments in private funds. The Fund may, generally, pursue investments among the following alternative investment classes or strategies: Long-Short Equity, Long-Short Credit, Asset Backed Securities, Arbitrage, Commodities, Convertibles, Floating Rate Debt, Currencies, Emerging Market Bonds, Emerging Market Equities, High Yield, Managed Futures, and Real Estate (primarily through real estate investment trusts (“REITs”)).

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A general overview of the Fund’s investment classes is illustrated below. Allocations among the various investment classes or strategies will vary:

The Fund may invest directly or through other mutual funds, exchange traded funds (“ETFs”), closed-end funds and private funds, including hedge funds (“Underlying Funds”) across these alternative investment classes. Investments in illiquid private funds, including illiquid hedge funds, will be limited to no more than 15% of the Fund’s net assets. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser may invest a portion of the Fund’s assets in other mutual funds that are also advised by the Adviser. The Adviser will adjust the asset allocation among each alternative investment class based on its assessment of market conditions and investment opportunities. Depending on market conditions, the core of the Fund’s investments will ordinarily be in long-short equity and long-short credit strategies managed by the Adviser. The Adviser also expects to utilize other alternative asset classes to round out portfolio allocations, some of which may also be managed by the Adviser, others may be managed by a Sub-adviser. Whether these asset classes are managed by the Adviser or not, they will generally show lower correlations to broader market indices to seek to reduce the Fund’s volatility compared to the markets in general.

The Adviser or a Sub-adviser will execute a portion of the Fund’s strategy by investing in a wholly owned and controlled subsidiary (the “Subsidiary”). The Subsidiary invests the majority of its assets in commodities, commodity-linked derivative investments and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

To assist in assessing the attractiveness of each of the alternative asset classes, the Adviser utilizes a proprietary quantitative model that analyzes various technical characteristics of each class and provides a risk score on the investment prospects of each. Specifically, the quantitative model examines certain data to forecast which investment securities, asset classes, or strategies are likely to underperform or outperform cash. The Adviser may allocate to cash or cash equivalents during periods of market duress. The Adviser does not employ market timing, but rather a disciplined, repeatable process with a focus on low volatility, downside protection and portfolio consistency. The Adviser believes the application of a disciplined, quantitative approach to portfolio management and asset allocation helps the Adviser’s execution in its goal of generating positive absolute returns over time.

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The Fund is designed to exhibit low volatility, low correlation and low downside capture to the broad markets and to provide an effective absolute return alternative to long-only equity strategies and traditional fixed-income strategies. “Broad markets” refer generally to the commonly recognized securities exchanges and the indices that track the performance of those exchanges. Indices commonly used to track these markets include the Standard & Poor’s 500 Index and the Barclays Capital Aggregate Bond Index, respectively. As the Fund pursues a multi-strategy approach and utilizes a blend of alternative investment styles, the HFRI Fund-of-Funds Conservative Index is the most relevant index to which the Fund should be benchmarked.

The Fund may invest in securities directly, or through other investment companies, including alternative (a.k.a. “hedged”) mutual funds, ETFs, closed end funds and private funds. “Hedged mutual funds” are those mutual funds that employ a non-traditional investment style sometimes found in the hedge fund investment world. For example, they may use a limited amount of leverage, sell securities short, use derivatives, such as swaps, and hold cash positions as they deem appropriate to adjust to market cycles. The Fund may utilize derivatives such as equity and index options in order to selectively hedge individual stock exposure. Given the broader investment flexibility, hedged mutual funds can adjust their net long or short equity exposure much more liberally than traditional “long-only” mutual funds. The Hedged mutual funds may pursue a variety of specific investment styles or “hedge fund-like strategies” that fall under the aforementioned alternative investment classes.

By combining multiple alternative asset classes in the Fund, the Adviser pursues a diversified investment program designed with the goal of delivering low market volatility, low market beta and relatively low market correlation. The Fund aims to isolate and extract the key benefits that may be found, but not necessarily exclusively, in hedge fund investing (absolute return, low volatility, low – modest beta, relatively low market correlation, investment flexibility, hedging capability, etc.) by selectively incorporating individual securities or investments, mutual funds, ETFs, closed-end funds and private funds into a mutual fund investment vehicle.

Investment Process: In its portfolio construction process, the Adviser utilizes a rules-based, disciplined investment approach that begins with a quantitative evaluation of individual securities and selected alternative investment classes. Using the same quantitative approach, the Adviser then utilizes its proprietary quantitative investment tools to construct an expected return forecast for securities and asset classes.

By employing a combined quantitative and qualitative process, the Adviser applies a tactical, integrated approach in the investment process for the Fund. This covers all stages of portfolio construction, including forming strategic allocation, identifying new potential investments within the allocation parameters and determining whether such investments meet the Adviser’s standards and requirements set forth in its selection process.

The Fund’s market capitalization target range for global equities is $250 million to $300 billion. The Fund’s investments in fixed income securities are not limited by maturity or credit quality.

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The desired result is a disciplined, repeatable investment process that aims for effective market navigation, portfolio consistency and return stability, as illustrated in the following chart.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds.

●	Commodity Risk – Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

●	Credit Risk – Issuers of fixed-income securities may default on interest and principal payments due to Underlying Funds. Generally, securities with lower debt ratings have speculative characteristics and carry greater risk that the issuer may default on its obligation. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

●	Currencies Risk – Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

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●	Derivatives Risk – Derivatives strategies such as managed futures strategies involve leverage risk and tracking risk. The Fund may utilize equity and index options to hedge individual stock exposure. Options are a type of derivative instrument. The value of may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Specific risks that the Fund will seek to manage include the following: interest rate, liquidity, credit and market risks. By investing in options, the Fund may be subject to the risk of counterparty default, as well as the potential for unlimited loss. Certain types of options (such as OTC or “over the counter” options”) may be considered to be illiquid investments.

●	Emerging Markets Risk – Countries with emerging markets have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

●	Foreign Investment Risk – Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.

●	Interest Rate Risk – In general, the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes.

●	Lower-Rated Securities Risk – The Fund invests in securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds that generally have more credit risk than higher-rated securities. Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. These securities may be considered speculative and the value of these securities can be move volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

●	Management Risk – The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment model. The Adviser’s assessment of the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

●	Market Risk – The net asset value (“NAV”) of the Fund will fluctuate based on changes in the value of the securities in which that Fund invests. The price of equity and fixed income securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time, and tend to be more volatile than other investment choices.

●	Merger Arbitrage Risk – Investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganization carry the risk that the proposed or expected corporate event may not be completed or may be completed on less favorable terms than originally expected.

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●	Portfolio Turnover Risk – Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs, and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

●	Private Fund Risk – The Fund may invest in private investment funds (whether liquid or illiquid), including “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

●	Real Estate Risk – REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

●	Short Position Risk – The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

●	Small Company Risk – Investments in smaller capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, smaller capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.

●	Swaps Risk – Investing in swaps involves investment techniques, risk analyses, and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. Swap investments expose the Fund to counterparty risk. This is the risk that the counterparty to a swap will default and be unable to meet its obligations under the terms of the swap agreement. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. To the extent that the Fund invests in different types of swaps, the Fund will also be exposed to the risks of the underlying investment in the swap transaction (e.g., equity security risks for equity swaps).

●	Taxation Risk – By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

●	Underlying Funds Risk – Mutual Funds, ETFs, closed-end funds and private funds (“Underlying Funds”) shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in Underlying Funds are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Underlying Funds and mutual funds also are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund that invests in Underlying Funds will be higher than the cost of investing directly in Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.

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●	Wholly Owned Subsidiary Risk – The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Performance. The Fund was reorganized on October 13, 2017 from a series of Northern Lights Fund Trust, a Delaware statutory trust (the “Predecessor Fund”), to a series of 360 Funds, a Delaware statutory trust (the “Reorganization”). While the Fund is substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Predecessor Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception, as well as the performance of the Fund’s Institutional Class shares after the Reorganization. The performance table compares the performance of the Predecessor Fund’s/Fund’s Class A/Investor Class and Class I/Institutional Class shares over time to the performance of a broad-based securities market index. You should be aware that the Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Effective January 28, 2019, the Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares, respectively, and the Fund’s Class C shares were converted to Investor Class shares and eliminated from the Fund. Updated performance information will be available at no cost by calling (877) 244-6235.

PERFORMANCE BAR CHART FOR INSTITUTIONAL CLASS SHARES1

(calendar year returns as of December 31)

1 The returns shown in the bar chart are for Class I/Institutional Class shares. The performance of Investor Class shares will differ due to differences in expenses.

The year-to-date return for the Fund’s Institutional Class shares as of the quarter ended December 31, 2019 was 4.68%.

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During the periods shown in the bar chart, the best performance for a quarter was 5.59% (for the quarter ended March 31, 2012). The worst performance for a quarter was (11.75)% (for the quarter ended December 31, 2018).

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2019)

	One Year	Five Years	Ten Years*
Institutional Class Return Before Taxes	4.68%	0.92%	1.67%
Institutional Class Return After Taxes on Distributions	4.63%	0.68%	1.14%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	2.95%	0.62%	1.21%
Investor Class Return Before Taxes	4.38%	0.65%	1.41%
Bloomberg Barclay’s U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.74%
HFRI Fund-of-Funds Conservative Index** (reflects no deduction for fees, expenses or taxes)	6.60%	2.38%	2.81%

* The Adviser has managed the Fund since March 1, 2013.

** The HFRI Fund-of-Funds Conservative Index is included because it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate in effect as of December 31, 2019 and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”). Investor Class returns before taxes include maximum possible sale load. After-tax returns for Investor Class shares, which are not shown, will vary from those of Institutional Class shares.

It is important to note that the Predecessor Fund’s name was changed and the strategy of the EAS Crow Point Alternatives Fund was modified, effective March 1, 2013, and the strategy was updated again, effective August 29, 2016. Under the investment approach prior to March 1, 2013, the EAS Crow Point Alternatives Fund, formerly known as the “EAS Alternatives Fund” and the “EAS Genesis Fund,” had a broader mandate and the Predecessor Fund was managed by a different investment adviser and portfolio manager. The Fund’s current investment adviser, Crow Point Partners, LLC, began managing the Predecessor Fund in March, 2013. The historical performance information illustrated above includes that of the Predecessor Fund’s former strategy, run by the former portfolio management team.

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235.

Management. Crow Point is the Fund’s investment adviser.

Portfolio Managers. Peter J. DeCaprio has served the Fund as a Portfolio Manager since March 2013, and David Cleary has served the Fund as a Portfolio Manager since October 2017.

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Purchase and Sale of Fund Shares. The minimum initial investment in the Investor Class shares is $500 for regular accounts, with a minimum subsequent investment of $500. The minimum initial investment for all Institutional Class account types is $1,000. There is no minimum subsequent investment for Institutional Class shares. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading directly by calling the Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares. Redemption requests may be made in writing, by telephone, website or through a financial intermediary and will be paid by ACH, check or wire transfer. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – Crow Point Global Tactical Allocation Fund

Investment Objective. The investment objective of the Crow Point Global Tactical Allocation Fund (the “Fund”) is to seek income with long-term growth of capital as a secondary objective.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in the section captioned “Purchasing Shares” on page 84 of this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Investor Class shares	Institutional Class shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee on Shares	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class shares	Institutional Class shares
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	1.53%	1.53%
Dividends From Securities Sold Short and Interest Expense	0.09%	0.09%
Other Operating Expenses	1.44%	1.44%
Acquired Fund Fees and Expenses[1]	0.30%	0.30%
Total Annual Fund Operating Expenses[2]	2.88%	2.63%
Fee Waivers and Expense Reimbursements	(0.81%)	(0.81%)
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements[3]	2.07%	1.82%
1.	This number represents the combined total fees and operating expenses of the underlying funds (e.g., investment companies and other pooled investment vehicles) owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since the number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

2.	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses or the Expense Limitation Agreement described below. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments in investment companies and other pooled investment vehicles.

3.	Pursuant to an operating expense limitation agreement between Crow Point and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.43% of the average daily net assets of each share class of the Fund through January 31, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only through January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$210	$816	$1,447	$3,147
Institutional Class Shares	$185	$741	$1,323	$2,904

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period ended September 30, 2019, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Principal Investment Strategy of the Fund. The Fund intends to achieve its investment objective by utilizing an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to common stocks and other investments.

The Fund invests primarily in common stocks of all issuers, exchange-traded funds (“ETFs”) and actively managed open-end registered investment companies (“open-end funds”), as well as actively managed closed-end registered investment companies (“closed-end funds”). The Fund, through underlying vehicles and securities in which it invests, may invest in non-U.S. companies (including those in emerging markets). The Fund may also invest directly in debt securities. The Fund’s investment portfolio is concentrated in a relatively small number of holdings. The Fund’s investment strategies may result in a turnover rate as high as or greater than 100%.

The Fund may, but is not required to: (i) enter into equity, total return and currency swap agreements, futures contracts and options on futures contracts (including with respect to index and commodities) and forward currency contracts; and (ii) write put and covered call options on securities (including ETFs and exchange-traded notes (“ETNs”)), indexes and currencies, in each case for hedging purposes or to seek to increase returns, including as a substitute for purchasing an underlying vehicle.

The Fund may, but is not required to, effect short sales of securities. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Adviser is expecting the value of such securities to fall during the period of the Fund’s investment exposure.

Although the Fund is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

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Capital growth is expected to be realized from an increase in value of the underlying equities that comprise the Fund. Under normal conditions, the Fund intends to invest in various classes of securities of issuers located in at least five different countries, including the United States. Additionally, the Fund will normally invest between 40% and 70% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers located in emerging markets. The Fund also has flexibility to invest up to 20% of its net assets in preferred securities and up to 15% of its net assets in illiquid private investment funds, such as illiquid hedge funds and illiquid fund-of-funds. Securities will be chosen using a proprietary fundamental investment process.

As an alternative to investments in equity securities, the Fund may invest in debt securities that are convertible into common or preferred stocks, or that the Adviser otherwise believes provide an investment return comparable to, or more favorable than, investment in equity securities.

The Fund will not invest in debt securities rated below B- or the equivalent by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Service (“Standard & Poor’s”). High yield bonds are securities rated at the time of purchase BB or Ba and below by credit rating agencies such as Moody’s and Standard & Poor’s. High yield debt securities are commonly referred to as “junk bonds.” The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. However, the Fund would not normally expect that junk bonds would exceed in the aggregate 5% of Fund’s total assets. The Fund intends to invest in debt securities of all maturity durations.

The Adviser may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund’s equity investments, in order to hedge against changes in the U.S. dollar value of dividend income the Fund expects to receive in the future and that is denominated in foreign currencies, or in the U.S. dollar value of securities held by the Fund denominated in foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange-traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Adviser may enter into on behalf of the Fund.

The Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or “over-the-counter”) options to a substantial degree (as options contracts on many foreign companies and sector-specific indices are currently available only in the over-the-counter market).

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective.

●	General Risk – There is no assurance that the Fund will meet its investment objective; you could lose money by investing in the Fund.

●	Market Risk – Prices of equity securities and the value of the Fund’s investments will fluctuate and may decline significantly over short-term or long-term periods.

●	Equity Securities Risk – Stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

●	Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.

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●	Value Investing Risk – Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misjudged. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

●	Other Investment Companies Risk – The main risk of investing in other investment companies (including open-end funds, closed-end funds and ETFs) is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

●	Exchange-Traded Funds Risk – Investments in ETFs carry security specific risks and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

●	Derivatives Risk – The Fund’s indirect use of derivative instruments (including swap agreements, futures contracts, options on futures contracts, forward currency contracts and put and call options) involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, counterparty default risk and tracking risk.

●	Options Risk – Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying futures contract, forward contract or commodity that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the futures contract, forward contract or commodity underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss. These options may be listed on securities exchanges or traded in the over-the-counter market. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker/dealers participating in such transactions will not fulfill their obligations.

●	Short Position Risk – The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to anticipate accurately the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

●	Foreign (Non-U.S.) Securities Risk – Investments in foreign securities carry special risks, including foreign political instability, greater volatility, less liquidity, financial reporting inconsistencies, and adverse economic developments abroad, all of which may reduce the value of foreign securities. Many of these risks can be even greater when investing in countries with developing economies and securities markets, also known as “emerging markets.”

●	Currency Risk – The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund’s investments denominated in foreign securities.

●	Emerging Market Risk – Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

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●	Private Investment Fund Risk – Investments in private investment funds (whether liquid or illiquid), such as hedge funds and fund-of-funds, carry various risks, including that some fund products: use leverage and other speculative investment practices that may increase the risk of investment loss; are not required to provide periodic pricing or valuation information to investors; may involve complex tax structures and delays in distributing important tax information; are not subject to the same regulatory requirements as mutual funds; often charge high fees; and in many cases the underlying investments are not transparent.

●	Smaller Capitalization Risk – Smaller capitalization companies may have a narrower geographic and product/service focus and be less well known to the investment community, resulting in more volatile share prices and a lack of market liquidity.

●	Large Capitalization Company Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.

●	Mid-Capitalization Company Risk – The risk that the mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

●	Interest Rate Risk – The Fund’s debt investments are subject to interest rate risk, which is the risk that the value of a security will vary as interest rates fluctuate.

●	Credit Risk – The Fund’s debt investments are subject to credit risk. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency, which may cause the Fund to lose money. Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract.

●	High-Yield or “Junk” Security Risk – Investments in debt securities that are rated below investment grade by one or more nationally recognized statistical rating organization (“NRSRO”) (“high-yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High-yield securities are also generally considered to be subject to greater market risk than higher-rated securities. These securities may be considered speculative and the value of these securities can be move volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

●	Commodities Risk – Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

●	Hedging Risk – The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

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●	Managed Fund Risk – The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

●	High Portfolio Turnover Risk – The risk that a high portfolio turnover rate has the potential to result in the realization by the Fund and distribution to shareholders of a greater amount of gains than if the Fund had a low portfolio turnover rate, which may lead to a higher tax liability.

●	Cybersecurity Risk – As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Performance. The Fund was reorganized on October 6, 2017 from a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Predecessor Fund”), to a series of 360 Funds, a Delaware statutory trust (the “Reorganization”). The Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in principal investment strategies, fees and expenses. In addition, effective September 28, 2018, the Fund revised its principal investment strategy, and as a result of this revision, the Fund’s performance may be different on and after September 28, 2018 than it was prior to that date.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Predecessor Fund’s Class A shares for each full calendar year since the Predecessor Fund’s inception, as well as the performance of the Fund’s Investor Class shares after the Reorganization. The sales charge for the Investor Class shares is not reflected in the bar chart, and if it were, returns would be less than those shown. The Average Annual Total Returns table shows how the Fund’s average annual returns compare with those of a broad measure of market performance. The sales charge is reflected in the table, and if it was not included, the return would be more than that shown. You should be aware that the Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Effective September 28, 2018, the Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares, respectively. Updated performance information will be available at no cost by calling (877) 244-6235.

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PERFORMANCE BAR CHART FOR INVESTOR CLASS SHARES1

(calendar year returns as of December 31)

1.	The returns shown in the bar chart are for Class A/Investor Class shares. The performance of Institutional Class shares will differ due to differences in expenses.

The calendar year-to-date return for the Fund’s Investor Class shares as of December 31, 2019 was 15.14%.

During the periods shown in the bar chart, the best performance for a quarter was 9.49% (for the quarter ended March 31, 2019). The worst performance for a quarter was (9.97)% (for the quarter ended December 31, 2018).

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2019)

	One Year	Five Years	Since Inception*
Investor Class Return Before Taxes	15.14%	2.96%	2.75%
Investor Class Return After Taxes on Distributions	14.94%	1.50%	1.34%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	9.54%	1.60%	1.47%
Institutional Class Return Before Taxes	15.88%	3.28%	2.73%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.69%	15.38%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.71%

* Class A shares of the Predecessor Fund commenced operations on June 1, 2012. Class I shares of the Predecessor Fund commenced operations on April 10, 2013.

After-tax returns are based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Investor Class Shares. After tax returns for Institutional Class shares will vary.

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The S&P 500 Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than one year.

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235.

Management. Crow Point is the Fund’s investment adviser.

Portfolio Managers. Peter J. DeCaprio has served as Portfolio Managers since April 2012, and David Cleary has served as a Portfolio Manager since October 2017.

Purchase and Sale of Fund Shares. The minimum initial investment in the Investor Class shares is $500, with a minimum subsequent investment of $250. The minimum initial investment in Institutional Class shares is $1,000. There is no minimum subsequent investment for Institutional Class shares. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for trading. Redemption requests may be made in writing, by telephone, website or through a financial intermediary and will be paid by ACH, check or wire transfer. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment. You can purchase or redeem shares directly from the Fund on any business day the NYSE is open directly by calling the Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile or bank wire. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – Crow Point Alternative Income Fund

Investment Objective. The Crow Point Alternative Income Fund (the “Fund”) seeks to provide shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in the section captioned “Purchasing Shares” on page 84 of this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Investor Class shares	Institutional Class shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee on Shares	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class shares	Institutional Class shares
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	2.29%	2.29%
Dividends From Securities Sold Short and Interest Expense	0.11%	0.11%
Other Operating Expenses	2.18%	2.18%
Acquired Fund Fees and Expenses[1]	0.25%	0.25%
Total Annual Fund Operating Expenses[2]	3.79%	3.54%
Fee Waivers and Expense Reimbursements	(1.18)%	(1.18)%
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements[3]	2.61%	2.36%
1.	This number represents the combined total fees and operating expenses of the underlying funds (e.g., investment companies and other pooled investment vehicles) owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since the number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

2.	Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses or the Expense Limitation Agreement described below. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments in investment companies and other pooled investment vehicles.

3.	Pursuant to an operating expense limitation agreement between Crow Point and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 2.00% of the average daily net assets of each share class of the Fund through January 31, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$264	$1,050	$1,854	$3,953
Institutional Class Shares	$239	$976	$1,735	$3,732

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2019, the Fund’s portfolio turnover rate was 169% of the average value of its portfolio.

Principal Investment Strategy of the Fund. The Fund seeks to achieve its investment objective under normal market conditions of providing shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation by allocating assets among credit related instruments such as corporate bonds, municipal bonds, mortgage and asset-backed securities, and floating rate securities. The Fund is designed and managed so as to generate more of its income and returns from assets that are less subject to yield-curve risk than traditional duration-sensitive bonds. The Fund considers “above-average total returns” to be returns that are uncorrelated to, and greater than, the Fund’s primary benchmark. The Fund may invest in investment grade as well as below investment grade securities (also known as “junk bonds”). The Fund may invest without regard to maturity. In order to achieve its objective, the Fund may also invest in equity securities including those of private issuers, debt securities of private issuers, non-publicly traded real estate investments trusts (“REITs”), exchange-traded-notes (ETNs”), exchange-traded funds (“ETFs”), mutual funds and publicly traded and non-publicly traded business development companies (“BDCs”). In regard to investments in equity securities, the Fund may invest without regard to market capitalization. Investments in illiquid private funds, including illiquid hedge funds, will be limited to no more than 15% of the Fund’s net assets.

The Fund may invest, directly and indirectly (through ETFs, ETNs, and mutual funds), in securities of issuers of any credit quality. The Fund may invest without limitation in investments tied economically to any country in the world, including emerging market countries.

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective.

The following describes the risks the Fund bears directly or indirectly through investments in “Underlying Funds.” Underlying Funds include the Fund’s investments in ETFs, mutual funds, and BDCs.

●	Credit Risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

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●	Debt Securities Risk – The issuer of a debt security may fail to pay interest or principal when due, and that changes in market interest rates may reduce the value of debt securities or reduce the Fund’s returns. The Fund may invest in debt securities, principally below investment grade securities, but also including investment grade securities and other debt obligations. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities may be particularly volatile.

●	Emerging Markets Risk – Investing in securities of companies located in emerging market countries includes increased foreign investment risk. In addition, there are greater risks involved in investing in emerging markets, the economies of which tend to be more volatile than the economies of developed markets. Emerging market securities may be less liquid than those issued in more developed countries.

●	Equity Securities Risk – Stock prices may fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

●	Exchange-Traded Fund Risk – ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

●	Exchange-Traded Notes Risk – ETNs in which the Fund may invest are subject to credit risk and the value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events. ETNs are debt securities whose returns are linked to a particular index.

●	Foreign Investment Risk – Investing in foreign (non-U.S.) securities either directly or indirectly may result in the Fund experiencing more rapid and extreme changes in value than the Fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. These risks may be heightened for emerging markets securities. Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

●	High Yield Securities Risk – High yield securities or unrated securities of similar credit quality (commonly known as “junk bonds”) are more likely to default than higher rated securities. High yield securities are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

●	Illiquid and Restricted Securities Risk – The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, non-publicly traded securities and emerging markets securities in particular, are subject to illiquidity risk.

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●	Interest Rate Risk – Fixed income securities will decline in value because of changes in interest rates. The Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than the Fund with a shorter average portfolio duration.

●	Management Risk – The Adviser or Sub-Adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

●	Mid-Cap Company Risk – Investing in securities of mid-cap companies that could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

●	Model Risk – Models used by the Fund to determine or guide investment decisions may not achieve the objectives of the Fund. Additionally, the portfolio manager of the Fund is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by the Fund. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the portfolio manager had not adjusted or deviated from the models. To the extent the Fund is invested heavily in cash, it may not achieve its investment objective and may experience negative returns.

●	Municipal Securities Risk – Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. Changes in the financial condition of one or more municipal issuers may affect the overall municipal securities market. High yield municipal securities (commonly known as “junk bonds”) are more likely to default than higher rated securities. High yield municipal securities are regarded as speculative with respect to the municipality’s capacity to pay interest and to repay principal.

●	Portfolio Turnover Risk – The Fund’s high portfolio turnover will increase its transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

●	Private Fund Risk – The Fund may invest in private investment funds (whether liquid or illiquid), including “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a private fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a private fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

●	REIT Risk – Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. Non-publicly traded REITs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of the Fund’s investment. Non-publicly traded REITs are not liquid, and investments in non-publicly traded REITs may not be accessible for an extended period of time.

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●	Securities Market Risk – The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

●	Small-Cap Company Risk – Investing in the securities of small-cap companies either directly or indirectly through investments in ETFs or mutual funds (may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

●	Underlying Fund Risk – Underlying Funds are subject to investment advisory fees and other expenses, which will be paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in bonds. Each Underlying Fund is subject to specific risks, depending on its investments. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Performance. The Fund was reorganized on October 6, 2017 from a series of Northern Lights Fund Trust, a Delaware statutory trust (the “Predecessor Fund”), to a series of 360 Funds, a Delaware statutory trust (the “Reorganization”). While the Fund is substantially similar to the Predecessor Fund and theoretically would have invested in the same portfolio of securities, the Fund’s performance may be different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

The bar chart and performance table below show the variability of the Predecessor Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Predecessor Fund’s single share class for each full calendar year since the Predecessor Fund’s inception, as well as the performance of the Fund’s Investor Class shares after the Reorganization. The performance table compares the performance of the Predecessor Fund’s/Fund’s Investor Class and Institutional Class shares over time to the performance of a broad-based securities market index. You should be aware that the Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Effective January 28, 2019, the Fund’s single share class was re-designated as Investor Class, and a new Institutional Class shares was added. Updated performance information will be available at no cost by calling (877) 244-6235.

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PERFORMANCE BAR CHART FOR INVESTOR CLASS SHARES1

(calendar year returns as of December 31)

1.	The returns shown in the bar chart are for the Predecessor Fund’s single share class and the Fund’s Investor Class shares.

The year-to-date return for the Fund’s Investor Class shares as of the most recent quarter ended December 31, 2019 was 8.32%.

During the periods shown in the bar chart, the best performance for a quarter was 2.39% (for the quarter ended September 30, 2019). The worst performance for a quarter was (4.87)% (for the quarter ended December 31, 2018).

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2019)

	One Year	Five Years	Since Inception (January 13, 2012)
Investor Class Shares*
Return Before Taxes	8.32%	0.70%	0.61%
Return After Taxes on Distributions	7.83%	0.19%	(0.40)%
Return After Taxes on Distributions and Sale of Fund Shares	5.24%	0.31%	(0.02)%
Institutional Class Shares Returns Before Taxes*	N/A	N/A	4.86%
Barclay’s Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	6.84%	2.31%	1.76%
HFRX Absolute Return Index** (reflects no deduction for fees, expenses or taxes)	4.37%	2.07%	1.91%

* Effective January 28, 2019, the Fund’s single share class was re-designated as Investor Class, and a new Institutional Class was added.

** The HFRX Absolute Return Index is included because it shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

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After-tax returns are calculated using the historical highest individual federal income tax rates in effect as of December 31, 2019 and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for Investor Class shares and after-tax returns for other Classes will vary.

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235.

Investment Adviser: Crow Point is the Fund’s investment adviser. The Adviser has engaged Winthrop Capital Management, LLC (“Winthrop”) to act as the Fund’s sub-adviser to manage a portion of the Fund’s portfolio as allocated to Winthrop by the Adviser.

Portfolio Managers: Peter J. DeCaprio and David Cleary have served the Fund as Portfolio Managers since February 2016 and October 2017, respectively. Gregory J. Hahn and Adam Coons of Winthrop have served the Fund as Portfolio Managers since June 2019.

Purchase and Sale of Fund Shares. Effective January 28, 2019, the Fund’s single share class was re-designated as Investor Class, and a new Institutional Class was added. The minimum initial investment in the Investor Class shares is $2,500 for regular accounts and $2,500 for retirement plans, and the minimum subsequent investment is $100. The minimum initial investment for all Institutional Class account types is $1,000. There is no minimum subsequent investment for Institutional Class shares. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for trading. Redemption requests may be made in writing, by telephone, website or through a financial intermediary and will be paid by ACH, check or wire transfer. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment. You can purchase or redeem shares directly from the Fund on any business day the NYSE is open directly by calling the Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile or bank wire. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – RVX Emerging Markets Equity Fund

Investment Objective. The RVX Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation through investments in equity securities of emerging market companies.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in the section captioned “Purchasing Shares” on page 84 of this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Investor Class shares	Institutional Class shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None
Redemption Fee on Shares	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class shares	Institutional Class shares
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1]	2.80%	2.80%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	3.98%	3.73%
Fee Waivers and Expense Reimbursements [2]	(2.45)%	(2.45)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements [2]	1.53%	1.28%
1.	Based on estimated amounts for the current fiscal year.

2.	Pursuant to an operating expense limitation agreement between Crow Point Partners, LLC (“Crow Point” or the “Adviser”) and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.25% of the average daily net assets of each share class of the Fund through January 31, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until March 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Investor Class	$156	$988	$1,837	$4,037
Institutional Class	$130	$914	$1,718	$3,818

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period ended September 30, 2019, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategy of the Fund. The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of equity securities of companies that are tied economically to emerging markets (including frontier market countries) with up to 20% of the Fund’s net assets in frontier markets. The Fund will notify its shareholders at least 60 days before changing this policy. The Fund may also invest up to 20% of its net assets in developed market stocks. In seeking to achieve its investment objective, the Fund will allocate up to 100% of its portfolio in equity securities and other securities with equity characteristics, including but not limited to common stocks, preferred stocks, warrants (including participatory notes structured as warrants), rights (which are issued by a company to allow holders to subscribe for additional securities issued by that company), real estate investment trusts (REITs), convertible securities, depositary receipts, and derivatives (such as total return swaps, participatory notes, and currency hedges).. The Fund may also invest in equity securities indirectly through the purchase of closed end investment companies and exchange-traded funds (together, the “Underlying Funds”) that invest primarily in equity securities.

The Fund will generally invest in equity securities of those companies tied to emerging and frontier markets (i) that are listed on an exchange in an emerging market or frontier market country, (ii) that are legally domiciled in an emerging market or frontier market country; (iii) that have at least 50% of their assets in an emerging market or frontier market country; (iv) or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in an emerging market or frontier market country. The Sub-Adviser believes that emerging and frontier markets countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance.

The Sub-Adviser uses a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality, undervalued companies that are tied economically to emerging and frontier market countries. When choosing equity investments for the Fund, the Sub-Adviser applies a fundamental research driven, relative value-oriented, long-term approach, focusing on the market price of a company’s securities relative to their evaluation of the company’s long-term earnings, asset value and cash flow potential. As part of its due diligence, the Sub-Adviser may conduct on-site visits and meet with senior management of target companies. The country’s macroeconomic outlook and qualitative factors such as competitive positioning and management strength are also considered.

The Fund will not be required to sell a security because the market to which it is economically tied is no longer considered to be an emerging market or frontier market country. It may invest in the equity securities of companies of any size. The Fund may invest in initial public offerings (IPOs). The Fund may also, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents.

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An “Emerging market” is any country that is not considered developed, and includes any country that is outside the Morgan Stanley Capital International (MSCI) EAFE Index or similarly developed market indices. It also includes countries included in the MSCI Emerging Markets Index, the FTSE Emerging Markets Index, the S&P Emerging Broad Market Index (BMI), or similar market indices. “Emerging market” countries are generally considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the European Bank for Reconstruction and Development. In general, emerging and frontier markets tend to have relatively low gross national product per capita compared to the larger traditionally-recognized developed markets and the world’s major developed economies.

“Frontier markets” are a subset of those considered emerging markets that are the least advanced. This includes any country that is outside of the MSCI All Country World Index and, also may include any country that is currently included in the Russell Frontier Index, the S&P Frontier Broad Market Index (BMI), the MSCI Frontier Markets Index, or similar market indices.

“Developed markets” include countries that have highly developed economies with advanced capital market structures. These countries must be high income countries, with formal stock market regulatory authorities, open to foreign investment, and provide for safe and easy movement of capital. Developed markets will include those countries that are classified as “developed” by MSCI, FTSE and S&P.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance.

●	Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

●	Closed End Fund Risk. The Fund invests in closed end investment companies or funds. The shares of many closed end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed end funds, as well as to the fact that the shares of closed end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed end fund’s common shares in an attempt to enhance the current return to such closed end fund’s common shareholders. The Fund’s investment in the common shares of closed end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

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●	Currency Risk. Foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies may fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

●	Cybersecurity Risk. The Fund is at risk of unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, sub-adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyberattacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

●	Derivatives Risk. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.

●	Emerging Markets and Frontier Markets Risk. The Fund’s investments in emerging market countries and frontier market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; more pervasiveness of corruption and crime; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets. Governments of emerging market and frontier market countries may own or control parts of the private sector. Accordingly, government actions could have a significant impact on economic conditions. Certain emerging market and frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular sector and/or company, limit the investment by foreign persons to a specific class of securities of an issuer that may have less advantageous rights than a domestically available class, require foreign investors to maintain a trading account with only one licensed securities company in the relevant market and/or impose additional taxes on foreign investors. These may contribute to the illiquidity of the relevant securities market, as well as create inflexibility and uncertainty as to the trading environment. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity.

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●	Equity-Linked Notes Risk (“ELNs”). ELNs are generally subject to the same risks as the foreign equity securities or the basket of foreign securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including the exchange rate fluctuations and a decline in the credit quality of the note’s issuer. ELNs are frequently secured by collateral. If an issuer defaults, an underlying fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers’ creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

●	Foreign Exchange Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings. Some countries have, and may continue to adopt, internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries. Some emerging and frontier market currencies are controlled. Additionally, there is limited liquidity in the foreign exchange markets for certain emerging and frontier market currencies.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers. As part of the Fund’s foreign investments, it may invest in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

●	Investment Companies and Exchange-Traded Funds (“ETFs”) Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

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●	IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Sub-Adviser cannot guarantee continued access to IPOs.

●	Legal and Regulatory Risks. The laws and regulations affecting an investment in securities in an emerging or frontier market are often not as well developed and/or established as the laws and regulations of developed countries, may not have been drafted to cover specifically an investment via a fund vehicle, may be drafted in a less concise or otherwise ambiguous manner which could lead to differences in interpretation and, in some countries, may remain untested. Consequently, there may be a lower level of regulatory monitoring of the relevant securities markets than is the case for securities markets in developed countries. Additionally, in the event of a securities related dispute involving a foreign party, the laws and regulations of these countries would generally apply (unless an applicable international treaty provides otherwise), the court systems of these countries may not be as transparent and effective as court systems in more developed countries, there can be no assurance of obtaining effective enforcement of rights through legal proceedings and the judgments of foreign courts may not be recognized.

●	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell at an advantageous time or price, possibly preventing the Fund from selling such securities quickly at the price it has valued the holding, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

●	Management Risk. The risk that investment strategies employed by the Fund’s Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

●	Market Risk. General market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities. Further reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also continue to contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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●	Mid-Cap Risk. The risk that the value of securities issued by mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

●	Participation Notes Risk. Participation notes are designed to replicate the performance of the securities of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the securities of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. There can be no assurance that the trading price of participation notes will equal the underlying value of the securities of the foreign companies or foreign securities markets that they seek to replicate. Investments in participation notes involve the same risks associated with a direct investment in the securities of the underlying foreign companies or foreign securities markets that the participation notes seek to replicate. Participation notes are subject to counterparty risk, which is the risk that the issuer of the participation note (a bank or a broker-dealer) will not fulfill its contractual obligation to complete the transaction with the Fund. Moreover, the Fund has no rights under a participation note against the issuer of the underlying security.

●	Political Risk. The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

●	Preferred Stock Risk. A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership and receipt of dividends, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend of a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

●	REIT Risk. REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

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●	Rights and Warrants Risk. Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.

●	Small and Micro-Cap Risk. The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.

●	Structured Securities Risk. The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

●	Swap Risk. Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

●	Trading Volumes and Volatility. The securities markets in emerging and frontier market countries are often smaller, with lower trading volumes and shorter trading hours than securities markets in developed countries. The market capitalizations of the companies that are listed on emerging and frontier markets’ securities exchanges are often smaller than those on the primary securities markets of more developed countries. As a consequence, such securities are often materially less liquid, substantially more volatile and subject to significantly greater bid/offer spreads than securities listed on the securities markets in developed countries.

●	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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●	Value Stock Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

Performance. The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Institutional shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s Institutional Class shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by calling (877) 244-6235.

PERFORMANCE BAR CHART FOR INSTITUTIONAL CLASS

(calendar year returns as of December 31)

The year-to-date return for the Fund’s Institutional Class shares as of the most recent quarter ended December 31, 2019 was 17.79%.

During the periods shown in the bar chart, the best performance for a quarter was 12.53% (for the quarter ended 3/31/2019). The worst performance for a quarter was (3.25)% (for the quarter ended 9/30/2019).

AVERAGE ANNUAL TOTAL RETURNS

(for periods ended December 31, 2019)

	One Year	Since Inception (May 1, 2018)
Institutional Class Shares
Return Before Taxes	17.79%	(3.00)%
Return After Taxes on Distributions	17.42%	(3.43)%
Return After Taxes on Distributions and Sale of Fund Shares	11.20%	(2.60)%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	31.49%	14.79%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.63%	0.52%

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After-tax returns are calculated using the historical highest individual federal income tax rates in effect as of December 31, 2019 and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for Investor Class shares and after-tax returns for other Classes will vary.

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235.

Management. Crow Point is the Fund’s investment adviser. The Adviser has engaged RVX Asset Management LLC (the “Sub-Adviser”) to act as the Fund’s sub-adviser and manage the Fund’s portfolio. The Sub-Adviser’s investment advisory agreement was approved by the Board of Trustees of the Trust.

Portfolio Managers. The Fund’s assets are managed by Cindy New and Robin Kollannur, Portfolio Managers and Co-Managing Partners for Equities at the Sub-Adviser. Ms. New and Mr. Kollannur have managed the Fund since its inception on May 1, 2018.

Purchase and Sale of Fund Shares. The minimum initial investment in the Investor Class and Institutional Class shares is $1,000 and $1,000, respectively, for regular accounts, and the minimum subsequent investment is $100. Currently, the Investor Class of shares has not commenced operations. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for trading. Redemption requests may be made in writing, by telephone, website or through a financial intermediary and will be paid by ACH, check or wire transfer. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment. You can purchase or redeem shares directly from the Fund on any business day the NYSE is open directly by calling the Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile or bank wire. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY – Midwood Long/Short Equity Fund

Investment Objective. The Midwood Long/Short Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in the section captioned “Purchasing Shares” on page 84 of this prospectus.

Shareholder Fees (fees paid directly from your investment)

	Investor Class shares	Institutional Class shares
Redemption Fee on Shares Held Less Than 30 Days (as a % of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class shares	Institutional Class shares
Management Fees	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Total Other Expenses[1]	1.78%	1.78%
Other Expenses	0.99%	0.99%
Dividend Expense, Interest Expense, Borrowing Costs and Brokerage Expenses on Securities Sold Short	0.79%	0.79%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses	3.28%	3.03%
Fee Waivers and Expense Reimbursement[2]	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement[2]	3.28%	3.03%

1.	Based on estimated amounts for the current fiscal year.

2.	Crow Point Partners, LLC (the “Adviser”) has entered into a written expense limitation agreement, through at least January 31, 2022, under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to an annual rate of 2.25% of the average daily net assets of each class of shares of the Fund. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense cap agreement may be terminated by either party upon 90 days’ written notice provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

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Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until January 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Investor Class	$331	$1,010	$1,712	$3,576
Institutional Class	$306	$936	$1,591	$3,346

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet completed a fiscal year of investment operations, no portfolio turnover information is available for the Fund at this time.

Principal Investment Strategies of the Fund. The Fund employs a long-short investment strategy to attempt to achieve capital appreciation and manage risk by purchasing small-capitalization stocks believed to be undervalued and selling short small-capitalization stocks believed to be overvalued. Small-capitalization stocks are those companies with market capitalizations similar to companies in the Russell 2000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. The Adviser generally defines small-capitalization as between $152 million and $5 billion at the time of purchase. The Fund generally maintains a net long bias; however, it is anticipated that the Fund will have at least some short exposure at all times with a maximum of 75% of the Fund’s assets being shorted under normal market conditions.

A fundamental element of the Fund’s strategy is its focus generally on areas of the U.S. equities market with the greatest inefficiencies where extensive research and analysis can seek to generate superior long-run performance with an emphasis on small-capitalization companies. The Sub-Adviser believes that the small-cap segment of the U.S. equities market is subject to structural inefficiencies and that its value oriented, fundamental research driven approach can yield proprietary information and insights about these small companies, which can lead to attractive long-term investment returns for the Fund. Notwithstanding the Fund’s intent to focus primarily on small-cap stocks, the Fund may from time to time also take advantage of investment opportunities in mid-cap and large-cap companies.

The Sub-Adviser will seek to build a focused portfolio consistent with its intensive investment process. The Fund expects to hold a total of approximately 40 to 65 long and short positions, of which 10 to 15 will likely represent core long holdings. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Sub-Adviser is expecting the value of such securities to fall during the period of the Fund’s investment exposure.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in long and short positions of domestic equity securities. As part of meeting the 80% test, the Fund’s sub-adviser may sell or hold the equity securities received incidental to these investments for a period of time depending on market conditions. Similarly, as part of meeting the 80% test, the Fund may also invest in derivatives, such as options contracts and in other investment companies, including exchange traded funds (“ETFs”) that focus their investments on equity securities.

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The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

Principal Investment Risks: As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary, and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

●	Market Risk. Prices of equity securities and the value of the Fund’s investments will fluctuate and may decline significantly over short-term or long-term periods.

●	Equity Securities Risk. Stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

●	Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misjudged. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

●	Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to anticipate accurately the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

●	Smaller Capitalization Risk. Smaller capitalization companies may have a narrower geographic and product/service focus and be less well known to the investment community, resulting in more volatile share prices and a lack of market liquidity.

●	Derivatives Risk. The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

●	Options Contracts Risk. Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser or Sub-Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser or Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.

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●	Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell a particular investment within a reasonable time at a fair price, or the price at which it has been valued by the Adviser for purposes of the Fund’s NAV, causing the Fund to be less liquid. While the Fund intends to invest in liquid securities and financial instruments, under certain market conditions, such as when trading in a particular investment has been halted temporarily by an exchange because the maximum price change of that investment has been realized, it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Adviser may be required to fair value the investments.

●	Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

●	Investment in Investment Vehicles Risk. Investing in other investment vehicles, including exchange-traded funds (“ETFs”), subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares.

●	Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cybersecurity breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

●	Early Closing Risk. The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

●	Risk of Non-Diversification. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

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Performance: The bar chart and table below reflect the past performance of Midwood Capital Partners, L.P. (the “Partnership”), a private fund managed with full investment authority by the Fund’s Sub-Adviser, and provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year over the periods indicated and by showing changes in the Fund’s performance from year to year over the periods indicated and by showing how the Fund’s average annual total returns for the periods indicated compared to a relevant market index. The Fund is managed in all material respects in a manner equivalent to the management of the Partnership. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the Partnership, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The performance of the Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Partnership was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance of the Fund prior to calendar year 2020 is measured from December 1, 2003, the inception of the Partnership, and is not the performance of the Fund. The Fund’s and the Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes. All of the assets and liabilities of the Partnership were converted, based on their value on January 2, 2020, into the assets and liabilities of the Fund prior to commencement of operations of the Fund. Updated performance information is available at no cost by calling (877) 244-6235.

60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
9.52%
12.16%
6.42%
36.21%
-5.64%
-5.46%
5.25%
20.89%
-5.76%
15.11%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

During the periods shown in the bar chart, the best performance for a quarter was 17.83% (for the quarter ended September 30, 2013). The worst performance for a quarter was (14.28%) (for the quarter ended September 30, 2019).

AVERAGE ANNUAL TOTAL RETURNS*

(For the periods ended December 31, 2019)

	Midwood Long/Short Equity Fund
Institutional Shares	1 Year	5 Years	10 Years
Return Before Taxes**	15.11%	5.47%	8.17%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Russell 2000 Total Return Index	25.52%	8.22%	11.82%
HFRI Equity Hedge (Total) Index	13.74%	4.56%	4.68%
BarclayHedge Equity Long/Short Index	6.63%	3.17%	4.08%

* After-tax returns are not provided because the Partnership’s tax treatment was different than that of a registered investment company.

** Average annual total returns shown for the Partnership are calculated using the expenses of a full fee paying limited partner account.

After-tax returns are based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

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The Russell 2000 Total Return Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The HFRI Equity Hedge (Total) Index is an index of multi-strategy hedge fund investment managers who maintains positions both long and short in primarily equity and equity derivative securities.

The BarclayHedge Equity Long/Short Index is a directional strategy involving equity-oriented investing on both the long and short sides of the market. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

Management. Crow Point Partners, LLC (the “Adviser”) is the Fund’s investment adviser. The Adviser has engaged Midwood Capital Management LLC (the “Sub-Adviser”) to act as the Fund’s sub-adviser and manage the Fund’s portfolio. The Sub-Adviser’s investment advisory agreement was approved by the Board of Trustees of the Trust.

Portfolio Managers. David Cohen, Principal of the Sub-Adviser, serves as the Fund’s Portfolio Manager and is primarily responsible for the day-to-day management of the Fund. Mr. Cohen has served in this capacity since the Partnership’s inception (2003).

Purchase and Sale of Fund Shares. The minimum initial investment in the Investor Class and Institutional Class shares is $1,000 and $10,000, respectively, for regular accounts and the minimum subsequent investment is $100. Currently, the Investor Class of shares has not commenced operations. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading. Redemption requests may be made in writing, by telephone, website, or through a financial intermediary and will be paid by ACH, check or wire transfer. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment. You can purchase or redeem shares directly from the Fund on any business day the New York Stock Exchange (“NYSE”) is open directly by calling the Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile or bank wire. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

The Funds’ Investment Objectives and Principal Investment Strategies

EAS Crow Point Alternatives Fund

Investment Objective: The investment objective of the Fund is preservation and growth of capital. The Fund’s investment objective is a non-fundamental policy and may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders and without shareholder vote.

Principal Investment Strategies: The Adviser’s investment philosophy centers on the preservation and growth of capital through both good and bad markets. The Adviser believes that for most shareholders, investment success is about growing capital over time while protecting it at all times, not about beating a market index which can frequently involve losses while still meeting the objective. Thus, the Adviser follows an absolute return approach in managing the Fund, as defined below. In executing its strategy, the Adviser attempts to generate consistent, positive returns regardless of market conditions by allocating the Fund’s investments among multiple alternative investment asset classes and strategies. Alternative investment classes and strategies generally exhibit relatively low volatility, downside capture and long-term market correlation.

“Low correlation” refers to the extent to which the performance of an investment moves in synch with the broader equity and bond markets. The goal of the Adviser in managing the Fund’s assets is to construct a portfolio of assets that exhibit low correlation with the stock market. A correlation measure of 1 demonstrates perfect positive correlation; a correlation measure of 0 demonstrates no correlation and a correlation measure of -1 demonstrates a perfect negative correlation.

Many mutual funds are managed according to a “relative return” approach (i.e., they aim to perform better a stated benchmark such as their mutual fund category, their mutual fund peers or the general market as a whole). By contrast, “absolute return” refers to the strategy of seeking positive investment performance regardless of overall or broader market performance. Absolute return strategies, which the Adviser believes will be less volatile, differ from relative return because they are concerned with the return of a particular investment and do not compare it to any other measure or benchmark.

The Fund’s investments will be allocated among multiple alternative investment classes using primarily liquid instruments. The Fund may, generally, pursue investments among the following alternative investment classes or strategies: Arbitrage; Commodities; Convertibles; Floating Rate Debt; Currencies; Emerging Markets Bonds; Emerging Market Equities; High Yield; Long-Short Equity; Long-Short Credit; Managed Futures; Capital Structure Arbitrage; and Real Estate (primarily through real estate investment trusts (“REITs”). The Fund may invest in securities directly, or through the Subsidiary, other mutual funds, ETFs, closed-end funds, and private funds (“Underlying Funds”) across these alternative investment styles. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. The Adviser may invest a portion of the Fund’s assets in other mutual funds that are also advised by the Adviser. Investments in illiquid private funds such as illiquid hedge funds will be limited to no more than 15% of the Fund’s net assets. The Adviser will periodically adjust the asset allocation among each alternative investment class based on its assessment of market conditions and investment opportunities.

Additional Information About the Alternatives Asset Class. The Fund invest directly or through Underlying Funds to employ an array of hedge fund-like strategies. These include Arbitrage (e.g., Merger Arbitrage, Capital Structure Arbitrage and/or Convertible Arbitrage), Asset-Backed Bonds, Commodities, Convertibles, Currencies, Emerging Markets Bonds, Emerging Market Equities, Floating Rate Debt, Global Macro, High Yield Bonds, Long-Short Equity; Long-Short Credit, Managed Futures and Real Estate. Definitions for these investment styles are as follows:

Arbitrage – Funds that pursue an arbitrage strategy simultaneously purchase and sell an asset in order to profit from a difference in the price. It is a trade that profits by exploiting price differences of identical or similar financial instruments, on different markets or in different forms. Arbitrage exists as a result of market inefficiencies; it provides a mechanism to ensure prices do not deviate substantially from fair value for long periods of time.

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The two most common types of Arbitrage strategies include Merger Arbitrage and Convertible Arbitrage. Merger Arbitrage is a specific strategy in which the stocks of two merging companies are simultaneously bought and sold to create a riskless profit. A merger arbitrageur looks at the risk that the merger deal will not close on time, or at all. Because of this slight uncertainty, the target company’s stock will typically sell at a discount to the price that the combined company will have when the merger is closed. This discrepancy is the arbitrageur’s profit. Convertible Arbitrage is an investing strategy that involves the long position on a convertible security and a short position in its converting common stock. This strategy attempts to exploit profits when there is a pricing error made in the conversion factor of the convertible security. Capital Structure Arbitrage employs a strategy of buying or selling different securities within an individual company’s capital structure and is dependent upon the Adviser’s decision to purchase those securities deemed to be undervalued and selling those deemed to be overvalued.

Asset-Backed Bonds – The Adviser will manage the Fund’s Asset-Backed Bond strategy internally and will generally not utilize Underlying Funds to access such a strategy. Asset-Backed Bond strategies seek current income and total return with an emphasis on maintaining low volatility and overall short duration by investing in higher quality, more liquid, floating-rate securities across diverse bond and loan market sectors. This approach is designed to limit rate-induced volatility during changing interest rate environments.

Commodities – Funds that use derivatives or stocks to gain exposure to the performance of a basket of commodities such as energy, metals and grains.

Convertibles – Funds that invest in bonds and preferred stock issues that are convertible into the stock of the same issuer if the stock reaches certain price level. The convertible therefore has stock and bond features. It is expected to increase in price as the issuer’s stock rises, while the bond structure of the convertible may limit its losses when the stock’s price falls.

Currencies – Funds that invest in US and foreign currencies through the use of short term money market instruments; derivative instruments, including and not limited to, forward currency contracts, index swaps and options; and cash deposits.

Emerging Market Bonds – Funds that invest the majority of their assets in the debt markets of a single developing country or a group of developing countries. For the most part, these countries are in Eastern Europe, Africa, the Middle East, Latin America, the Far East and Asia.

Emerging Market Equities – Funds that invest the majority of their assets in the equity markets of a single developing country or a group of developing countries. For the most part, these countries are in Eastern Europe, Africa, the Middle East, Latin America, the Far East and Asia.

High Yield Bonds – Often called junk bonds, this strategy refers to investing in low-graded fixed-income securities of companies that show significant upside potential. Managers generally buy and hold high yield debt.

Long-Short Equity – The Adviser will manage the Fund’s Long/Short equity strategy internally and will generally not use other Funds for such a strategy. Long/Short equity is a directional strategy that pursues equity investing on both the long and short sides of the market. The objective is not to be market neutral, but sometimes will be when market conditions are deemed to be favorable to such an approach. Long/Short Equity strategies are generally not constrained as to market capitalizations or geography, and from a net long position to a net short position.

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Long-Short Credit – Strategies that use a hedged portfolio of low-duration, liquid US corporate bonds and credit default swaps to seek to generate non-correlated returns through all credit market cycles. Long/short credit strategies typically focus on higher-yielding and/or relative value investment opportunities within capital structures and also seek to exploit mis-pricings in callable bonds. Investments are usually, but not always, concentrated in the “crossover” segment of the credit markets, which is the boundary between+- investment grade and non- investment grade credit ratings. These strategies typically combine fundamental research with market risk management techniques.

Managed Futures – Managed futures funds include, but are not limited to, commodity pools and commodity funds. These accounts can take both long and short positions in futures contracts and options on futures contracts in the global commodity, interest rate, equity, and currency markets. Most mutual funds employing a managed futures strategy seek to profit through directional trading strategies involving futures contracts on particular commodities or financial instruments. Within the commodities asset class, these funds take long or short positions in metals such as gold and silver, agricultural products such as soybeans, corn, and wheat, and “soft” commodities such as cotton, cocoa, coffee and sugar. Within financials, managed futures funds take long or short positions in equity, foreign currency and U.S. government bond futures.

Real Estate (REITs) – Funds that invest in publicly-traded Real Estate Investment Trusts, which are real estate companies that trade on the stock exchanges.

Exchange Traded Funds (ETFs). The Fund may invest in securities commonly referred to as “exchange traded funds” or “ETFs,” whose shares are listed and traded on U.S. stock exchanges. Some ETFs attempt to track the returns of the relevant index by investing in accordance with the market capitalization of each security in the index, while others invest equal amounts in each security without regard to market capitalization.

ETFs combine the advantages of stocks with those of index funds. ETFs are designed to closely follow the index they track. ETF fund managers may replicate the index in its entirety by owning every security or instrument in the index according to its set weighting, or in some cases they may “optimize” (replicate the index as closely as possible without having to own each security).

ETFs can be classified under one of the following structures: open-end index fund, unit investment trust (UIT) and grantor trusts. Unlike closed-end funds, ETFs have the capability to continuously offer shares through a unique creation and redemption process, which means that the number of outstanding shares may be increased or decreased on a daily basis as necessary to reflect demand. ETFs have the capability to avoid trading at large premiums and discounts to their Net Asset Values. Open-end index funds and UITs are registered under the Investment Company Act of 1940. ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, ETF shareholders (such as the Fund) will pay their proportionate share of these expenses.

ETFs that attempt to track a particular index will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ and underlying funds’ abilities to track their applicable indices. The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by other mutual funds may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. ETFs that the Fund intends to purchase will be either no-load or sales load waived.

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Subsidiary. The Fund will execute a portion of its strategy in a wholly owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in commodities, commodity-linked derivative instruments and other futures contracts. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary are also principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Subchapter M requires, among other things, that at least 90% of the Fund’s income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as “qualifying income” for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling. Therefore, to satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (Section 851(b)) of the Code.

The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiary.

Crow Point Global Tactical Allocation Fund

Investment Objective: The investment objective of the Fund is to seek income with long-term growth of capital as a secondary objective. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board upon 60 days’ written notice to shareholders and without shareholder vote.

Principal Investment Strategies: The Fund intends to achieve its investment objective by utilizing an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to common stocks and other investments.

The Fund invests primarily in common stocks of all issuers, ETFs and actively managed open-end registered investment companies (“open-end funds”), as well as actively managed closed-end managed investment companies (“closed-end funds”). The Fund, through underlying vehicles and securities in which it invests, may invest in non-U.S. companies (including those in emerging markets). The Fund may also invest directly in debt securities. The Fund’s investment portfolio is concentrated in a relatively small number of holdings. The Fund’s investment strategies may result in a turnover rate as high as or greater than 100%.

The Fund may, but is not required to: (i) enter into equity, total return and currency swap agreements, futures contracts and options on futures contracts (including with respect to index and commodities) and forward currency contracts; and (ii) write put and covered call options on securities (including ETFs and exchange-traded notes (“ETNs”)), indexes and currencies, in each case for hedging purposes or to seek to increase returns, including as a substitute for purchasing an underlying vehicle.

The Fund may, but is not required to, effect short sales of securities. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Adviser is expecting the value of such securities to fall during the period of the Fund’s investment exposure.

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Although the Fund is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

Capital growth is expected to be realized from an increase in value of the underlying equities that comprise the Fund. Under normal conditions, the Fund intends to invest in various classes of securities of issuers located in at least five different countries, including the United States. Additionally, the Fund will normally invest between 40% and 70% of its total assets in foreign securities, including up to 15% of its total assets in securities of issuers located in emerging markets. The Fund has flexibility to invest up to 20% of its net assets in preferred securities and up to 15% of its net assets in illiquid private investment funds, including illiquid hedge funds and illiquid fund-of-funds. Securities will be chosen using a proprietary fundamental investment process.

As an alternative to investments in equity securities, the Fund may invest in debt securities that are convertible into common or preferred stocks, or that the Adviser otherwise believes provide an investment return comparable to, or more favorable than, investment in equity securities.

The Fund will not invest in debt securities rated below B- or the equivalent by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Service (“Standard & Poor’s”). High yield bonds are securities rated at the time of purchase BB or Ba and below by credit rating agencies such as Moody’s and Standard & Poor’s. High yield debt securities are commonly referred to as “junk bonds.” The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. However, the Fund would not normally expect that junk bonds would exceed in the aggregate 5% of Fund’s total assets. The Fund intends to invest in debt securities of all maturity durations.

The Adviser may enter into foreign currency exchange transactions on behalf of the Fund with respect to the Fund’s equity investments, in order to hedge against changes in the U.S. dollar value of dividend income the Fund expects to receive in the future and that is denominated in foreign currencies, or in the U.S. dollar value of securities held by the Fund denominated in foreign currencies. Foreign currency exchange transactions include the purchase or sale of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange-traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. There is no limit on the amount of foreign currency exchange transactions that the Adviser may enter into on behalf of the Fund.

The Fund may use listed/exchange-traded options contracts and also expects to use unlisted (or “over-the-counter”) options to a substantial degree (as options contracts on many foreign companies and sector-specific indices are currently available only in the over-the-counter market).

Crow Point Alternative Income Fund

Investment Objective: The Fund seeks to provide shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies: The Fund seeks to achieve its investment objective under normal market conditions of providing shareholders with above-average total returns over a complete market cycle primarily through capital appreciation and income generation by allocating assets among credit related instruments such as corporate bonds, municipal bonds, mortgage and asset-backed securities, and floating rate securities. The Fund considers “above-average total returns” to be returns that are uncorrelated to, and greater than, the Fund’s primary benchmark. The Fund may invest in investment grade as well as below investment grade securities (also known as “junk bonds”). The Fund may invest without regard to maturity. The Fund may also invest in equity securities including those of private issuers, debt securities of private issuers, non-publicly traded REITs, exchange-traded-notes (ETNs”), ETFs, mutual funds and publicly traded and non-publicly traded business development companies (“BDCs”). In regard to investments in equity securities, the Fund may invest without regard to market capitalization. Investments in illiquid private funds, including illiquid hedge funds, will be limited to no more than 15% of the Fund’s net assets.

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The Fund may invest, directly and indirectly (through ETFs, ETNs, BDCs and mutual funds), in securities of issuers of any credit quality. The Fund may invest without limitation in investments tied economically to any country in the world, including emerging market countries.

RVX Emerging Markets Equity Fund

Investment Objective: The Fund seeks long-term capital appreciation through investments in equity securities of emerging market companies. The Fund’s investment objective is a non-fundamental policy and may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders and without shareholder vote.

Principal Investment Strategies: The Fund normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of equity securities of companies that are tied economically to emerging markets (including frontier market countries) with up to 20% of the Fund’s net assets in frontier markets. The Fund will notify its shareholders at least 60 days before changing this policy. The Fund may also invest up to 20% of its net assets in developed markets. In seeking to achieve its investment objective, the Fund will allocate up to 100% of its portfolio in equity securities and other securities with equity characteristics, including but not limited to common stocks, preferred stocks, warrants (including participatory notes structured as warrants), rights (which are issued by a company to allow holders to subscribe for additional securities issued by that company), REITs, convertible securities, depositary receipts, and derivatives (such as total return swaps, participatory notes, and currency hedges).. The Fund may also invest in equity securities indirectly through the purchase of closed-end investment companies and exchange-traded funds (together, the “Underlying Funds”) that invest primarily in equity securities.

The Fund will generally invest in equity securities of those companies tied to emerging and frontier markets (i) that are listed on an exchange in an emerging market or frontier market country, (ii) that are legally domiciled in an emerging market or frontier market country; (iii) that have at least 50% of their assets in an emerging market or frontier market country; (iv) or that derive at least 50% of their revenues or profits from goods produced or sold, investments made, or services provided in an emerging market or frontier market country. The Sub-Adviser believes that emerging and frontier markets countries offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing and improving corporate governance.

The Sub-Adviser uses a process of quantitative screening followed by “bottom-up” fundamental analysis with the goal of owning the highest quality, undervalued companies that are tied economically to emerging and frontier market countries. When choosing equity investments for the Fund, the Sub-Adviser applies a fundamental research driven, relative value-oriented, long-term approach, focusing on the market price of a company’s securities relative to their evaluation of the company’s long-term earnings, asset value and cash flow potential. As part of its due diligence, the Sub-Adviser may conduct on-site visits and meet with senior management of target companies. The country’s macroeconomic outlook and qualitative factors such as competitive positioning and management strength are also considered.

The Fund will not be required to sell a security because the market to which it is economically tied is no longer considered to be an emerging market or frontier market country. It may invest in the equity securities of companies of any size. The Fund may invest in initial public offerings (IPOs). The Fund may also, when market signals warrant, go defensive, investing all or a substantial portion of Fund assets in cash and/or cash equivalents.

“An “Emerging market” is any country that is not considered developed, and includes any country that is outside the Morgan Stanley Capital International (MSCI) EAFE Index or similarly developed market indices. It also includes countries included in the MSCI Emerging Markets Index, the FTSE Emerging Markets Index, the S&P Emerging Broad Market Index (BMI), or similar market indices. “Emerging market” countries are generally considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the European Bank for Reconstruction and Development. In general, emerging and frontier markets tend to have relatively low gross national product per capita compared to the larger traditionally-recognized developed markets and the world’s major developed economies.

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“Frontier markets” are a subset of those considered emerging markets that are the least advanced. This includes any country that is outside of the MSCI All Country World Index and, also may include any country that is currently included in the Russell Frontier Index, the S&P Frontier Broad Market Index (BMI), the MSCI Frontier Markets Index, or similar market indices.

“Developed markets” include countries that have highly developed economies with advanced capital market structures. These countries must be high income countries, with formal stock market regulatory authorities, open to foreign investment, and provide for safe and easy movement of capital. Developed markets will include those countries that are classified as “developed” by MSCI, FTSE and S&P.

Midwood Long/Short Equity Fund

Investment Objective: The Fund’s objective is to achieve long-term capital appreciation. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days prior written notice to shareholders.

Principal Investment Strategies: The Fund employs a long-short investment strategy to attempt to achieve capital appreciation and manage risk by purchasing stocks believed to be undervalued and selling short stocks believed to be overvalued. The Fund generally maintains a net long bias; however, it is anticipated that the Fund will have at least some short exposure at all times with a maximum of 75% of the Fund’s assets being shorted under normal market conditions.

A fundamental element of the Fund’s strategy is its focus generally on areas of the U.S. equities market with the greatest inefficiencies where extensive research and analysis can seek to generate superior long-run performance with an emphasis on small-capitalization companies. Small-capitalization stocks are those companies with market capitalizations similar to companies in the Russell 2000 Index. The size of the companies in the Index changes with market conditions and the composition of the Index. The Adviser generally defines small-capitalization as between $152 million and $5 billion at the time of purchase. The Sub-Adviser believes that the small-cap segment of the U.S. equities market is subject to structural inefficiencies and that its value oriented, fundamental research driven approach can yield proprietary information and insights about these small companies, which can lead to attractive long-term investment returns for the Fund. Notwithstanding the Fund’s intent to focus primarily on small-cap stocks, the Fund may from time to time also take advantage of investment opportunities in mid-cap and large-cap companies.

The Sub-Adviser will seek to build a focused portfolio consistent with its intensive investment process. The Fund expects to hold a total of approximately 40 to 65 long and short positions, of which 10 to 15 will likely represent core long holdings. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Sub-Adviser is expecting the value of such securities to fall during the period of the Fund’s investment exposure.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in long and short positions of domestic equity securities. As part of meeting the 80% test, the Fund’s sub-adviser may sell or hold the equity securities received incidental to these investments for a period of time depending on market conditions. Similarly, as part of meeting the 80% test, the Fund may also invest in other investment companies, including exchange traded funds (“ETFs”) that focus their investments on equity securities. This 80% test is a non-fundamental policy of the Fund and may be changed upon 60 days’ notice to shareholders of the Fund. The Fund may also invest in convertible debt, fixed income, and debt securities, both in United States and foreign securities markets.

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Temporary Defensive Positions

From time to time, a Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following describes the risks the Funds, except where noted, may bear indirectly through investments in Underlying Funds as well as directly through investment in other securities. All investments carry risks, and investment in a Fund is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in a Fund. To help you understand the risks of investing in a Fund, the principal risks of an investment in each Fund are generally set forth below:

EAS Crow Point Alternatives Fund

Commodity Risk – The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit Risk – The Fund may invest in Underlying Funds which contain fixed income securities. Issuers of fixed-income securities may default on interest and principal payments due to Underlying Funds. Generally, securities with lower debt ratings have speculative characteristics and carry greater risk that the issuer may default on its obligation. Fixed-income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Currencies Risk – Foreign currency investing through non-U.S. dollar denominated investments involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

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Derivatives Risk – Investments in futures and options, are considered “derivative” investments. Because of their inherent leverage, a small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that the hedging technique will fail if changes in the value of a derivative held by the Fund does not correlate with the Fund’s portfolio securities being hedged. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Management Risk – The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Adviser’s allocation of the Fund’s assets using its Global Equity discipline and investment analysis of its proprietary Region Industry Groups. The Adviser’s objective judgments, based on investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Market Risk – The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Emerging Markets Risk – In addition to the risks generally associated with investing in Underlying Funds that invest in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Foreign Investment Risk – Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries. Currency market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Interest Rate Risk – Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security may fall when interest rates rise. Securities with longer maturities may be more sensitive to interest rate changes. Certain corporate bonds and mortgage-backed securities may be significantly affected by changes in interest rates. Some mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. Because zero coupon securities do not make interest payments, they are considered more volatile than bonds making periodic payments. When interest rates rise, zero coupon securities fall more sharply than interest paying bonds. However, zero coupon securities rise more rapidly in value when interest rates drop.

Lower-Rated Securities Risk – The Fund may invest in Underlying Funds which contain securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds that generally have more credit risk than higher-rated securities. Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Underlying Fund could lose its entire investment.

Merger Arbitrage Risk – This is the risk of investments in companies that are expected to be, or already are, the subject of a publicly announced merger, takeover, tender offer, leveraged buyout, spin-off, liquidation or other corporate reorganization that carry more risk than investments in companies that are perceived to be in stable organizational situations. The principal risk associated with expected, but not yet announced, reorganizations is that none will be forthcoming and the rate of return earned on an investment in such companies will be less than expected or negative. The principal risk associated with investments in publicly announced reorganizations is that the proposed reorganization will be renegotiated on less favorable terms, terminated or delayed which may cause the Underlying Fund to lose money or fail to achieve a desired rate of return.

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Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs, and may result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Private Fund Risk – The Fund may invest in private investment funds (whether liquid or illiquid), or “hedge funds,” which pursue alternative investment strategies. Certain investment instruments and techniques that a hedge fund may use are speculative and involve a high degree of risk. Because of the speculative nature of a hedge fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. A shareholder will also bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

Real Estate Risk – REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Short Position Risk – The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Small Company Risk – Stocks of small capitalization companies may be subject to more abrupt or erratic price market movements than those of larger, more established companies or the market averages in general. These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group. Investing in lesser-known, small capitalization companies involves greater risk of volatility of the Fund’s net asset value than is customarily associated with larger, more established companies. Often small capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions. Small cap companies may have returns that can vary, occasionally significantly, from the market in general. Securities of small companies may have less liquidity and higher transaction costs that larger, more well-known companies.

Swaps Risk – The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary securities transactions. Swaps may be difficult to value and may be considered illiquid. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial loss. The Fund may only close out a swap with its particular counterparty and may only transfer a position with the consent of that counterparty. If a counterparty fails to meet its contractual obligations, goes bankrupt or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. To the extent that the Fund invests in different types of swaps, the Fund will also be exposed to the risks of the underlying investment in the swap transaction (e.g., equity security risks for equity swaps). Certain types of swaps, such as credit default swap agreements, involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Some interest rate swaps may involve the risk that they do not fully offset adverse changes in interest rates.

Taxation Risk – By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

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Underlying Funds Risk – You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. When the Fund invests in Underlying Funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Short sales are speculative investments and will cause the Fund to lose money if the value of a security sold short by the Fund, or an Underlying Fund in which the Fund invests, does not go down as the Adviser expects. Additional risks of investing in ETFs, mutual funds, closed-end investment companies, and private funds (such as hedge funds), where noted, are described below:

ETF Tracking Risk: Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Expense Risk: The Fund invests in Underlying Funds. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETF, mutual fund and closed-end investment company shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trades at a premium or discount to net asset value.

Mutual Fund Risk: The strategy of investing in Underlying Funds that are mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner the Adviser considers optimal. The Fund intends to purchase mutual funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase mutual funds that charge a sales load upon redemption, but the Fund may purchase mutual funds that have an early redemption fee similar to the Fund’s. In the event that a mutual fund charges a redemption fee, then you will indirectly bear the expense by investing in the Fund. Mutual funds whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the mutual fund’s outstanding shares during any period of less than 30 days. Shares held by the Fund in excess of 1% of a mutual fund’s outstanding shares, therefore, may be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets. When the Fund focuses its investments in certain mutual funds, the Fund’s portfolio will have a risk profile for such investments that will correspond to that of such mutual funds and Management Risk, described above, increases proportionately.

Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

Wholly Owned Subsidiary Risk – The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

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Crow Point Global Tactical Allocation Fund

General Risk – There is no assurance that the Fund will meet its investment objective; investors may lose money by investing in the Fund. As with all mutual funds, an investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will fluctuate reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

Market Risk – Market risk, the risk that prices of securities will fluctuate because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock over a short-term or long-term period. Additionally, prices of equity securities generally fluctuate more than those of other securities, such as debt securities.

Equity Securities Risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Value Investing Risk – Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the estimated intrinsic value was misjudged. Additionally, such securities may decline in value in the short or long-term even though they are deemed by the Fund to be undervalued. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

Other Investment Companies Risk – The main risk of investing in other investment companies (including open-end funds, closed-end funds and ETFs) is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund. As an investor in another investment company, the Fund would be subject to the risks of that investment company’s portfolio. Investing in another investment company may also involve paying a premium above the value of that investment company’s portfolio securities.

Exchange-Traded Funds Risk – Investment in ETFs carry security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs.

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Derivatives Risk –The Fund may invest in derivative instruments, including, but not limited to, equity, total return and currency swaps. In an equity swap, two parties agree to exchange a set of future cash flows periodically for a specified period of time. One “leg” of the equity swap is pegged to a floating rate (sch as LIBOR) or is set as a fixed rate. The cash flows from the other “leg” are linked to the returns from a stock or a stock index. A total return swap is a swap agreement in which one party makes payments based on a set rate (either fixed or variable), while the other party makes payments based on the return of an underlying asset that includes both the income it generates and any capital gains. A currency swap (also known as a cross-currency swap) is an off-balance sheet transaction in which two parties exchange principal and interest in different currencies. The parties involved in currency swaps are generally financial institutions that either act on their own or as an agent for a non-financial entity. The purpose of a currency swap is to hedge exposure to exchange rate risk or reduce the cost of borrowing a foreign currency.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Options Risk – Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying futures contract, forward contract or commodity that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the futures contract, forward contract or commodity underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss. In particular, the Fund may enter into options traded over-the-counter (or OTC options), which allows the Fund great flexibility to tailor the option to its needs. However, OTC options generally involve greater risk than exchange-traded options.

Short Position Risk – The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Foreign (Non-U.S.) Securities Risk – The Fund has the ability to invest in foreign securities, and, from time to time, a significant percentage of the Fund’s assets may be composed of foreign investments. Securities of foreign issuers, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant additional risk. These risks can include political and economic instability; foreign taxation; different or lower standards in accounting, auditing and financial reporting; less-developed securities regulation and trading systems; fluctuations in foreign currency exchange rates; and the risk that a country may impose controls on the exchange or repatriation of foreign currency, any of which could negatively affect the Fund. Many of these risks are greater when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

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Currency Risk – The Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund’s investments in foreign securities. For example, an increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged; however, currency hedging is not a principal investment strategy of the Fund. Unhedged currency exposure may result in gains or losses as a result of the change in the relationship between the U.S. Dollar and the respective foreign currency.

Emerging Market Risk – Foreign markets can perform differently from the U.S. market. Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Private Investment Fund Risk – Investments in private investment funds (whether liquid or illiquid), such as hedge funds and fund-of-funds, carry various risks, including that some fund products: use leverage and other speculative investment practices that may increase the risk of investment loss; are not required to provide periodic pricing or valuation information to investors; may involve complex tax structures and delays in distributing important tax information; are not subject to the same regulatory requirements as mutual funds; often charge high fees; and in many cases the underlying investments are not transparent.

Smaller Capitalization Risk – As compared to companies with larger market capitalizations, smaller capitalization companies may target narrower geographic regions, have shallower market penetrations, offer less diverse product or service lines, lack management depth, and, generally speaking, have fewer resources. There may also be less public information available about them. Moreover, the securities of such smaller companies are often less well known to the investment community and therefore have less market liquidity; as a result, their stock prices may be more volatile and react more strongly to changes in the marketplace. Generally, these risks increase as the size of a company’s market capitalization falls.

Large Capitalization Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Capitalization Risk – Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a mid-cap company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.

Interest Rate Risk – The Fund’s debt investments are subject to interest rate risk, which is the risk that the value of these investments will vary as interest rates fluctuate. Generally, debt securities will decrease in value when interest rates rise and rise in value when interest rates decline. The longer the effective maturity of the Fund’s debt securities, the more sensitive their value will be to interest rate changes.

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Credit Risk – The Fund’s debt investments are subject to credit risk. The value of a debt instrument is based, in part, on the credit quality of the borrower, which depends on its ability to pay principal and interest when due. The value of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The value of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower; changes in specific market, economic, industry, political and regulatory conditions that affect a particular type of instrument or borrower; and changes in general market, economic, political and regulatory conditions. For certain types of instruments, the value of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Credit risk also exists whenever the Fund enters into a foreign exchange or derivative contract, because the counterparty may not be able or may choose not to perform under the contract. When the Fund invests in foreign currency contracts, or other over-the-counter derivative instruments (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on a counterparty exposes the Fund to the risk that the counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund or an Underlying Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

High-Yield or “Junk” Security Risk – Investments in debt securities that are rated below investment grade by one or more NRSROs (“high yield securities” also known as “junk securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated debt securities. High-yield securities are also generally considered to be highly speculative and subject to greater market risk than higher-rated securities. The capacity of issuers of high-yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high-yield securities may be less liquid than the market for higher-rated securities. This can adversely affect the Fund’s ability to buy or sell optimal quantities of high-yield securities at desired prices.

Commodities Risk – Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Hedging Risk – The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

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Managed Fund Risk – The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in an assessment of a particular industry or company, or the Adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

High Portfolio Turnover Rate Risk – The Fund’s investment strategies may result in a turnover rate as high as or greater than 100%. This could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

Crow Point Alternative Income Fund

Credit Risk – The price of a bond is affected by the issuer’s or counterparty’s credit quality. Changes in an entity’s financial condition and general economic conditions can affect its ability to honor financial obligations and therefore its credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment-grade debt securities may have speculative characteristics. A security’s price may be adversely affected by the market’s perception of the security’s credit quality level even if the issuer or counterparty has suffered no degradation in its ability to honor the obligation.

Debt Securities Risk – The risk that the issuer of a debt security may fail to pay interest or principal when due, and that changes in market interest rates may reduce the value of debt securities or reduce the Fund’s returns. The Fund may invest in debt securities, principally below investment grade securities, but also including investment grade securities and other debt obligations. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities may be particularly volatile. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated debt securities and can be more difficult to value, resulting in differences between the prices realized on their sales and the value at which they are carried on the books of the Fund.

Emerging Markets Risk – Emerging market securities bear various foreign investment risks discussed below. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable.

Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. The Fund’s investment in emerging market countries may be required to establish special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Equity Securities Risk – The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by the Fund, which could result in losses to the Fund. In addition, the credit quality of preferred stock and convertible securities held by the Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. The market value of convertible securities also tends to fall when prevailing interest rates rise.

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Exchange-Traded Funds Risk – ETFS are investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. In addition, ETFs have certain inherent risks generally associated with investments in a portfolio of securities, in which the ETF is invested, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. The Fund’s investments in certain commodities-linked ETFs may be limited by tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code.

Exchange-Traded Notes Risk – The Fund may invest in exchange traded notes (“ETNs”), which are debt securities with returns linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets or other relevant markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity or other reference asset. ETNs are also subject to the risk of being illiquid. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of ETNs. The Fund’s investments in commodities-linked ETNs may be limited by these and other tax considerations, including the Fund’s intention to qualify annually as a RIC under the Code.

Foreign Investment Risk – Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks that can affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less regulation than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

Currency Risk – The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments. The Fund is permitted to hedge against foreign currency risk, but normally will not do so.

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Political/Economic Risk – Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund’s foreign investments.

Regulatory Risk – Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

There may be less information publicly available about foreign issuers than about most publicly-traded U.S. companies, and foreign issuers are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities and (iii) the repatriation of proceeds generated from the sale of those securities.

Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

High Yield Securities Risk – Below investment grade securities, sometimes called “junk bonds,” are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade securities may depress prices and diminish liquidity for such securities. The market for below investment-grade securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. In addition, the Fund may incur additional expenses if a holding defaults and the Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

Illiquid and Restricted Securities Risk – Illiquid investments may be difficult to resell at approximately the price they are valued in the ordinary course of business within seven days. When investments cannot be sold readily at the desired time or price, the Fund may have to accept a much lower price, may not be able to sell the investment at all or may be forced to forego other investment opportunities, all of which may adversely impact the Fund’s returns. Illiquid investments also may be subject to valuation risk. Restricted securities (including Rule 144A securities) may be subject to legal restraints on resale and, therefore, are typically less liquid than other securities. The prices received from selling restricted securities in privately negotiated transactions may be less than those originally paid by the Fund. Investors in restricted securities may not benefit from the same investor protections as publicly traded securities.

Interest Rate Risk – Fixed income security prices generally rise when interest rates decline and decline when interest rates rise. The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. The longer the duration of a fixed income security, the more a change in interest rates affects the fixed income security’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Management Risk – The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser and Sub-Adviser. If one or more key individuals leave, the Adviser or Sub-Adviser may not be able to hire qualified replacements or may require extended time to do so. This situation could prevent the Fund from achieving its investment objectives. The Fund’s portfolio managers use quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

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Mid-Cap Company Risk – Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Model Risk – Is the risk that the models used by the Fund to determine or guide investment decisions may not achieve the objectives of the Fund. Additionally, the portfolio manager of the Fund is able to adjust the models or, under certain adverse conditions, to deviate from the models employed by the Fund. Such adjustments or deviations may not achieve the objectives of the Fund and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Fund would have been if the portfolio manager had not adjusted or deviated from the models. To the extent the Fund is invested heavily in cash, it may not achieve its investment objective and may experience negative returns.

Municipal Securities Risk – Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. Changes in the financial condition of one or more municipal issuers may affect the overall municipal securities market. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. High yield municipal securities (commonly known as “junk bonds”) are more likely to default than higher rated securities. High yield municipal securities are regarded as speculative with respect to the municipality’s capacity to pay interest and to repay principal.

Portfolio Turnover Risk – The Fund’s annual portfolio turnover rate may vary greatly from year to year. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. Greater transaction costs may reduce Fund performance. High portfolio turnover also may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower the Fund’s after-tax performance.

REIT Risk – Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. Non-publicly traded REITs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of the Fund’s investment. Non-publicly traded REITs are not liquid, and investments in non-publicly traded REITs may not be accessible for an extended period of time.

Securities Market Risk – The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Despite gains in some markets after steep declines during certain periods of 2008-2009, negative conditions and price declines may return unexpectedly and dramatically. In addition, the Fund could experience a loss when selling securities in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities sold.

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Stock Market Risk – is the risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.

Bond Market – includes the risk that the value and liquidity of debt securities may be reduced under certain circumstances. Bond prices can change daily, sometimes rapidly, in response to issuer activity and general economic and credit market conditions. Bond prices can be volatile and there can be severe limitations in the ability to value or sell certain bonds, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market recently experienced.

Small-Cap Company Risk – Investing in securities of small-cap companies may involve greater risks than investing in larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies may offer potential for above-average returns, the companies may not succeed and their stock prices could decline significantly. Investments in small-cap companies may also be subject to valuation risk.

Underlying Fund Risk – Underlying Funds are subject to investment advisory fees and other expenses, which will be paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in bonds. Each Underlying Fund is subject to specific risks, depending on its investments. To the extent that the Fund invests in Underlying Funds, its performance will be affected by the performance of those Underlying Funds. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an Underlying Fund, as well as taxable gains from transactions in shares of the Underlying Fund by the Fund. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

RVX Emerging Markets Equity Fund

Convertible Securities Risk – Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

Closed End Fund Risk – the Fund invests in closed end investment companies or funds. The shares of many closed end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed end funds, as well as to the fact that the shares of closed end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed end fund shares also may contribute to such shares trading at a discount to their net asset value. The Fund may invest in shares of closed end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Closed end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed end fund’s common shares in an attempt to enhance the current return to such closed end fund’s common shareholders. The Fund’s investment in the common shares of closed end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

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Cybersecurity Risk – With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and its investment adviser, sub-adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Derivatives Risk – Derivatives involve special risks and costs and may result in losses to the Fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the Fund’s volatility, which is the degree to which the Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, or indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Investments by the Fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the Fund. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

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Emerging and Frontier Markets—Additional risks are involved when investing in countries with emerging economies or securities markets. The Fund invests primarily in emerging and frontier market issuers. Emerging and frontier market countries generally are located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa. Such countries may include, but are not limited to, Angola, Argentina, Azerbaijan, Bahrain, Bangladesh, Belarus, Belize, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Guatemala, Honduras, Hungary, India, Indonesia, Iraq, Jamaica, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Mongolia, Morocco, Namibia, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Romania, Russia, Senegal, Serbia, South Africa, Sri Lanka, Tanzania, Turkey, Ukraine, Uruguay, Venezuela, Vietnam, Zambia and Zimbabwe. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. In general, the securities markets of these countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as has historically been the case. As a result, the risks presented by investments in these countries are heightened. These countries also have problems with securities registration and custody. Additionally, settlement procedures in emerging and frontier market countries are frequently less developed and reliable than those in the United States, and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations. The Fund’s purchase and sale of portfolio securities in certain emerging and frontier market countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume or holdings of the Fund, the Sub-Adviser, their affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. As a result of these and other risks, investments in these countries generally present a greater risk of loss to the Fund. Investments in some emerging and frontier market countries, such as those located in Asia, may be restricted or controlled. In some countries, direct investments in securities may be prohibited and required to be made through investment funds controlled by such countries. These limitations may increase transaction costs and adversely affect a security’s liquidity, price, and the rights of the Fund in connection with the security. Unanticipated political, economic or social developments may affect the value of the Fund’s investments in emerging and frontier market countries and the availability to the Fund of additional investments in these countries. Some of these countries may in the past have failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Many emerging market countries are subject to rapid currency devaluations and high inflation and/or economic recession and significant debt levels. These economic factors can have a material adverse effect on these countries’ economies and their securities markets. Moreover, many emerging market countries’ economies are based on only a few industries and/or are heavily dependent on global trade. Therefore, they may be negatively affected by declining commodity prices, factors affecting their trading markets and partners, exchange controls and other trade barriers, currency valuations and other protectionist measures. From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These events could have a negative effect on the performance of the Fund that holds such securities.

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Many emerging and frontier market countries also impose withholding or other taxes on foreign investments, which may be substantial and result in lower Fund returns. The creditworthiness of firms used by the Fund to effect securities transactions in emerging and frontier market countries may not be as strong as in some developed countries. As a result, the Fund could be subject to a greater risk of loss on its securities transactions if a firm defaults on its responsibilities. The Fund’s ability to manage its foreign currency may be restricted in emerging and frontier market countries. As a result, a significant portion of the Fund’s currency exposure in these countries may not be covered. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline. The recent decline in the U.S. economy as a result of the subprime crisis may have a disproportionately more adverse effect on economies of emerging and frontier market countries.

Equity Linked Notes (ELN) Risk – Investments in ELNs often have risks similar to their underlying securities, which could include management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of an investment in an ELN, and may realize losses, which could be significant and could include the Fund’s entire principal investment. An investment in an ELN is also subject to counterparty risk, which is the risk that the issuer of the ELN will default or become bankrupt and the Fund will have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. Investments in ELNs are also subject to liquidity risk, which may make ELNs difficult to sell and value. In addition, ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed income investment.

Foreign Exchange Risk – When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings. Some countries have, and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries. Some emerging and frontier market currencies are controlled. Additionally, there is limited liquidity in the foreign exchange markets for certain emerging and frontier market currencies.

Foreign Securities, Emerging Markets and Foreign Currency Risk – Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers. In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

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Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone. The Fund may invest in securities of foreign issuers in the form of depositary receipts, including ADRs, EDRs and GDRs. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies. The Fund may purchase and sell foreign currency on a spot (i.e., cash) basis in connection with the settlement of transactions in securities traded in such foreign currency. The Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; less financial sophistication, creditworthiness, and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries. Because of these risk factors, the Fund’s investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed markets.

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Investment Companies and Exchange-Traded Funds (“ETFs”) Risk – When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund also will incur brokerage costs when it purchases and sells ETFs.

IPO Risk – IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Sub-Adviser cannot guarantee continued access to IPOs.

Legal and Regulatory Risks – The laws and regulations affecting an investment in securities in an emerging or frontier market are often not as well developed and/or established as the laws and regulations of developed countries, may not have been drafted to cover specifically an investment via a fund vehicle, may be drafted in a less concise or otherwise ambiguous manner which could lead to differences in interpretation and, in some countries, may remain untested. Consequently, there may be a lower level of regulatory monitoring of the relevant securities markets than is the case for securities markets in developed countries. Additionally, in the event of a securities related dispute involving a foreign party, the laws and regulations of these countries would generally apply (unless an applicable international treaty provides otherwise), the court systems of these countries may not be as transparent and effective as court systems in more developed countries, there can be no assurance of obtaining effective enforcement of rights through legal proceedings and the judgments of foreign courts may not be recognized.

Liquidity Risk – There is risk that the Fund may not be able to pay redemption proceeds within the time periods described in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like or difficult to value. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on fund management or performance. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk – The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Sub-Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results. Additionally, the Sub-Adviser may have conflicts of interest that could interfere with its management of the Fund’s portfolio. For example, the Sub-Adviser or its affiliates may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest when making decisions regarding which investments may be appropriate for the Fund and other clients. Further information regarding conflicts of interest is available in the SAI.

Market Risk – Overall equity market risk may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Market Events Risk – In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve recently has reduced its market support activities. Further reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund directly invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Mid-Cap Risk – The risk that the value of securities issued by mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Participation Notes Risk – Participation notes are designed to replicate the performance of the securities of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the securities of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. There can be no assurance that the trading price of participation notes will equal the underlying value of the securities of the foreign companies or foreign securities markets that they seek to replicate. Investments in participation notes involve the same risks associated with a direct investment in the securities of the underlying foreign companies or foreign securities markets that the participation notes seek to replicate. Participation notes are subject to counterparty risk, which is the risk that the issuer of the participation note (a bank or a broker-dealer) will not fulfill its contractual obligation to complete the transaction with the Fund. Moreover, the Fund has no rights under a participation note against the issuer of the underlying security.

Political Risk -- The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.

Preferred Stock Risk – A preferred stock is a blend of the characteristics of a bond and common stock. It may offer the higher yield of a bond and has priority over common stock in equity ownership and receipt of dividends, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend of a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer.

REIT Risk – REITs may be affected by economic forces and other factors related to the real estate industry. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by an externally managed REIT in which it invests.

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Rights and Warrants Risk – Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.

Small and Micro-Cap Risk – The securities of small and micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. Some small and micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are mid and large cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling securities. Such companies also may have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. Smaller company stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.

Structured Securities Risk – The value of a structured security depends on the value of the underlying assets and the terms of the particular security. Investment by the Fund in certain structured securities may have the effect of increasing the Fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Structured securities may behave in ways not anticipated by the fund, and they raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the Fund.

Swap Risk – Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Trading Volumes and Volatility – The securities markets in emerging and frontier market countries are often smaller, with lower trading volumes and shorter trading hours than securities markets in developed countries. The market capitalizations of the companies that are listed on emerging and frontier markets’ securities exchanges are often smaller than those on the primary securities markets of more developed countries. As a consequence, such securities are often materially less liquid, substantially more volatile and subject to significantly greater bid/offer spreads than securities listed on the securities markets in developed countries.

Valuation Risk – The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of the Fund may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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Value Stock Risk – Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

Midwood Long/Short Equity Fund

Market Risk. Market risk, the risk that prices of securities will fluctuate because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock over a short-term or long-term period. Additionally, prices of equity securities generally fluctuate more than those of other securities, such as debt securities.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Value Investing Risk. Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misjudged. Over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.

Short Position Risk. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act, to ensure that a Fund shareholder will not lose more than the amount invested in the Fund. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Smaller Capitalization Risk. As compared to companies with larger market capitalizations, smaller capitalization companies may target narrower geographic regions, have shallower market penetrations, offer less diverse product or service lines, lack management depth, and, generally speaking, have fewer resources. There may also be less public information available about them. Moreover, the securities of such smaller companies are often less well known to the investment community and therefore have less market liquidity; as a result, their stock prices may be more volatile and react more strongly to changes in the marketplace. Generally, these risks increase as the size of a company’s market capitalization falls.

Derivatives Risk. The Fund may invest a percentage of its assets in derivatives, such as options contracts to pursue its investment objective and to create economic leverage in the Fund, to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to change the effective duration of the Fund’s portfolio, to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. If the Adviser or Sub-Adviser is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Use of derivatives also may cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses. Certain risks are specific to the types of derivatives in which the Fund invests.

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As an investment company registered with the SEC, the Fund must segregate liquid assets or engage in other measures to “cover” open positions with respect to certain kinds of derivatives and short sales. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation. By segregating or “earmarking” assets equal to only its net obligations under cash-settled instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the instruments. The Fund may incur losses on derivatives and other leveraged investments (including the entire amount of the Fund’s investment in such investments) even if they are covered.

The SEC is reviewing its current guidance concerning the use of derivatives by registered investment companies, such as the Fund and may issue new guidance in the future. It is not clear whether or when such new guidance will be published or what the content of such guidance may be, though the SEC has proposed a new rule related to certain aspects of derivatives use. As of the date of this Prospectus, whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Options Contracts Risk. The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Fund also may purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). A put option is “covered” if the Fund segregates cash in an amount equal to or greater than the Fund’s obligation under the contract (i.e., the strike price less the premium received from selling the option or the settlement amount). As a seller of covered call options or covered put options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Fund to purchase and sell a particular investment within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund’s NAV, causing the Fund to be less liquid. While the Fund intends to invest in liquid securities and financial instruments, under certain market conditions, such as when trading in a particular investment has been halted temporarily by an exchange because the maximum price change of that investment has been realized, it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

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Management Risk. The investment decisions of the Sub-Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Sub-Adviser may be incorrect in an assessment of a particular industry or company, or the Sub-Adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

Investment in Investment Vehicles Risk. Investing in other investment vehicles, including exchange-traded funds (“ETFs”) subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares.

Risk of Non-Diversification. The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Temporary Investments

In response to adverse market, economic, political or other conditions, a Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, it may not achieve its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ advisory fees and operational fees. A Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Cybersecurity

The computer systems, networks and devices used by a Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by a Fund and its service providers, systems, networks or devices potentially can be breached. A Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches may cause disruptions and impact a Fund’s business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the Adviser and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which a Fund invests; counterparties with which a Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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Portfolio Holdings Disclosure. A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information. Shareholders may request portfolio holdings schedules at no charge by calling (877) 244-6235.

MANAGEMENT

Investment Adviser. Crow Point, located at 280 Summer Street, Suite M1, Boston, MA 02210, serves as investment adviser to each Fund. Subject to the authority of the Board of Trustees, Crow Point is responsible for the overall management of each Fund’s business affairs. Crow Point was established in 2006 and serves primarily individual investors, financial advisers and registered investment companies. The Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2019, Crow Point had approximately $977 million in assets under management.

EAS Crow Point Alternatives Fund

Pursuant to the Investment Advisory Agreement, the Fund pays Crow Point, on a monthly basis, an annual advisory fee of 1.00% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2019, the Fund paid an investment advisory fee to the Adviser at an annual rate of 0.63% of the average daily net assets of the Fund after waivers and reimbursements. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the period ended September 30, 2019.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between Crow Point Partners, LLC (the “Adviser”) and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.70% of the average daily net assets of each share class of the Fund through January 31, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Fee waivers and reimbursements by the Adviser with regard to the Predecessor Fund will continue to be recoverable. Such recoupment was approved by shareholders in connection with the reorganization of the Predecessor Fund into the Trust.

The Fund has invested a portion of its assets in the Crow Point Alternative Income Fund and the RVX Emerging Markets Equity Fund which are affiliated funds. As such, the Adviser has agreed to waive its advisory fees on the portion of the Fund’s assets that are invested in these affiliated funds. This waiver is in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraph and are not recoupable.

Crow Point Global Tactical Allocation Fund

Pursuant to the Investment Advisory Agreement, effective January 23, 2020, the Fund pays Crow Point, on a monthly basis, an annual advisory fee of 0.80% of the Fund’s average daily net assets. Pursuant to the Investment Advisory Agreement in effect prior to January 23, 2020, the Fund paid Crow Point, on a monthly basis, an annual advisory fee of 0.88% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2019, the Fund paid an investment advisory fee to the Adviser at an annual rate of 0.00% of the average daily net assets of the Fund after waivers and reimbursements. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the period ended September 30, 2019.

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The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund in effect prior to January 23, 2020, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 1.35% of the average daily net assets of each share class of the Fund through January 31, 2020, subject thereafter to annual re-approval of the agreement by the Board of Trustees.

Pursuant to an operating expense limitation agreement between the Adviser and the Fund in effect on and after January 23, 2020, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 1.43% of the average daily net assets of each share class of the Fund through January 31, 2021, subject thereafter to annual re-approval of the agreement by the Board of Trustees.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement through January 31, 2021 can be terminated only by, or with the consent, of the Board of Trustees.

Fee waivers and reimbursements by the Adviser with regard to the Predecessor Fund will continue to be recoverable. Such recoupment was approved by shareholders in connection with the reorganization of the Predecessor Fund into the Trust.

The Fund has invested a portion of its assets in the RVX Emerging Markets Equity Fund, which is an affiliated fund. As such, the Adviser has agreed to waive its advisory fees on the portion of the Fund’s assets that are invested in these affiliated funds. This waiver is in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraph and are not recoupable.

Crow Point Alternative Income Fund

Pursuant to the Investment Advisory Agreement, the Fund pays Crow Point, on a monthly basis, an annual advisory fee of 1.00% of the Fund’s average daily net assets. For the fiscal period ended September 30, 2019, the Fund paid an investment advisory fee to the Adviser at an annual rate of 0.00% of the average daily net assets of the Fund after waivers and reimbursements. A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the period ended September 30, 2019.

The Fund is responsible for its own operating expenses.

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Pursuant to an operating expense limitation agreement between Crow Point and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 2.00% of the average daily net assets of each share class of the Fund through January 31, 2021.

This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three-year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap.

Fee waivers and reimbursements by the Adviser with regard to the Predecessor Fund will continue to be recoverable. Such recoupment was approved by shareholders in connection with the reorganization of the Predecessor Fund into the Trust.

Fund Sub-Adviser: Winthrop Capital Management, LLC (the “Winthrop”) serves as the sub-adviser to the Fund. Its principal place of business is 20 East 91st Street, Suite 200, Indianapolis, Indiana 46240. Winthrop was registered with the U.S. Securities and Exchange Commission as an investment adviser on April 30, 2010. As of September 30, 2019, Winthrop had approximately $1.1 billion in assets under management.

Pursuant to a Sub-Advisory Agreement with Crow Point, Winthrop manages a portion of the Fund’s portfolio consistent with Winthrop’s fixed income skill set, as well as applicable market conditions and opportunities, while Crow Point manages the balance of the Fund’s portfolio. The fee payable to Winthrop by Crow Point under the Sub-Advisory Agreement is 0.25% for $0 to $50 million in assets under management and 0.20% for over $50 million in assets under management. The sub-advisory fee payable to Winthrop will be paid by Crow Point from the 1.00% advisory fee Crow Point currently receives from the Fund. In a separate agreement, Winthrop also agreed to make certain concessions related to the expense limitation arrangements for the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019.

RVX Emerging Markets Equity Fund

The Adviser is responsible for selecting the Fund’s sub-adviser(s), subject to approval by the Board. The Adviser selects a sub-adviser that has shown good investment performance in its areas of expertise. Crow Point considers various factors in evaluating a sub-adviser, including:

●	level of knowledge and skill;

●	performance as compared to its peers or benchmark;

●	level of compliance with investment rules and strategies;

●	employees’ facilities and financial strength; and

●	quality of service.

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Crow Point will also continually monitor the Sub-Adviser’s performance through various analyses and through in person, telephone and written consultations with the Sub-Adviser. The Adviser discusses its expectations for performance with the Sub-Adviser and provides evaluations and recommendations to the Board, including whether or not the Sub-Adviser’s contract should be renewed, modified or terminated.

Crow Point is also responsible for running all of the operations of the Fund, except those that are subcontracted to the Sub-Adviser, custodian, transfer agent, administrative agent or other parties. For its services, Crow Point is entitled to receive an investment advisory fee from the Fund at an annualized rate 0.90%, based on the average daily net assets of the Fund. Crow Point pays a sub-advisory fee to the Sub-Adviser from its advisory fee. For the fiscal period ended September 30, 2019, the Fund paid an investment advisory fee to the Adviser at an annual rate of 0.00% of the average daily net assets of the Fund after waivers and reimbursements.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.25% of the average daily net assets of each share class of the Fund through January 31, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Fund Sub-Adviser: RVX Asset Management, LLC (“RVX” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. Its principal place of business is 20900 NE 30th Avenue, Suite 401, Aventura, FL 33180. The Sub-Adviser was founded in August 2015. As of September 30, 2019, RVX had approximately $190 million in assets under management.

The Sub-Adviser is responsible for selecting the Fund’s portfolio investments. The Sub-Adviser is compensated by the Adviser based on the average daily net assets of the Fund at the annual rate of 0.45%. In a separate agreement, the Sub-Adviser also agreed to waive and/or reimburse expenses proportionally to the same extent as the Adviser relative to its expense limitation agreement with the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and the Sub-Advisory Agreement is available in the Fund’s Annual report to shareholders for the period ended September 30, 2019.

Midwood Long/Short Equity Fund

The Adviser is responsible for selecting the Fund’s sub-adviser(s), subject to approval by the Board. The Adviser selects a sub-adviser that has shown good investment performance in its areas of expertise. Crow Point considers various factors in evaluating a sub-adviser, including:

●	level of knowledge and skill;

●	performance as compared to its peers or benchmark;

●	level of compliance with investment rules and strategies;

●	employees’ facilities and financial strength; and

●	quality of service.

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Crow Point will also continually monitor the Sub-Adviser’s performance through various analyses and through in person, telephone, and written consultations with the Sub-Adviser. The Adviser discusses its expectations for performance with the Sub-Adviser and provides evaluations and recommendations to the Board, including whether or not the Sub-Adviser’s contract should be renewed, modified, or terminated.

Crow Point is also responsible for running all of the operations of the Fund, except those that are subcontracted to the Sub-Adviser, custodian, transfer agent, administrative agent, or other parties. For its services, Crow Point is entitled to receive an investment advisory fee from the Fund at an annualized rate 1.25%, based on the average daily net assets of the Fund. Crow Point pays a sub-advisory fee to the Sub-Adviser from its advisory fee.

Crow Point has entered into a written expense limitation agreement, through at least January 31, 2022, under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to an annual rate of 2.25% of the average daily net assets of each class of shares of the Fund. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense cap agreement may be terminated by either party upon 90 days’ written notice provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Fund Sub-Adviser. Midwood Capital Management LLC (“Midwood” or “Sub-Adviser”) serves as the sub-adviser to the Fund. Its principal place of business is 280 Summer Street, Suite M1, Boston, MA 02210. Midwood was founded in 2003. As of September 30, 2019, Midwood had approximately $25 million in assets under management.

The Sub-Adviser is responsible for selecting the Fund’s portfolio investments. The Sub-Adviser is compensated by the Adviser based on the average daily net assets of the Fund at the annual rate of .9375%. In a separate agreement, the Sub-Adviser also agreed to waive and/or reimburse expenses proportionally to the same extent as the Adviser relative to its expense limitation agreement with the Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and the Sub-Advisory Agreement will be available in the Fund’s Semi-Annual report to shareholders for the period ended March 31, 2020.

Portfolio Managers.

EAS Crow Point Alternatives Fund

Peter J. DeCaprio has served as a Portfolio Manager of the Fund since March 2013, and David Cleary has served as a Portfolio Manager of the Fund since October 2017.

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The Adviser, on behalf of itself and on behalf of the Fund and other funds it advises or may advise in the future when the Fund was part of a previous investment company (the “Predecessor Trust”), was granted an exemptive order from the SEC that permits the Adviser to enter into or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval. Under the conditions of that exemptive order, shareholders would be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Fund’s portfolio.  Additionally, the engagement of any sub-adviser is subject to approval by the board of trustees of the Predecessor Trust.  The Adviser has not obtained shareholder approval to rely on the exemptive order and must do so prior to any such reliance.  Additionally, since the Fund has reorganized into the Trust, it is anticipated that the Trust and the Adviser will need to obtain additional approvals of, and revisions to, the exemptive order from the SEC prior relying on the exemptive order so that the order could be used in the current Trust.

Crow Point Global Tactical Allocation Fund

Peter J. DeCaprio has served as a Portfolio Manager of the Fund since April 2012, and David Cleary has served as a Portfolio Manager of the Fund since October 2017.

Crow Point Alternative Income Fund

Peter J. DeCaprio and David Cleary of the Adviser have served the Fund as portfolio managers since February 2016 and October 2017, respectively. Gregory J. Hahn and Adam Coons of Winthrop have served the Fund as portfolio managers since June 2019.

Peter J. DeCaprio

Co-Founder, Portfolio Manager & Principal Member of Crow Point

Peter J. DeCaprio co-founded Crow Point in 2006 and serves as the firm’s Chief Executive Officer. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications and media sectors and was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA and Tufts University where he received a Bachelor of Arts degree.

David Cleary

Principal and Portfolio Manager of Crow Point

David Cleary is a principal and portfolio manager at Crow Point. Previously, Mr. Cleary spent 23 years at Lazard Asset Management where he held a series of senior portfolio management roles over multi-asset and global fixed income strategies. Mr. Cleary additionally served as the firm’s global head of fixed income, a $26 billion platform. Prior to Lazard, Mr. Cleary worked at UBS and IBJ Schroder, mostly in fixed income asset management roles. He began working in the asset management field in 1987 upon his graduation from Cornell University, with a BS in Business Management and Applied Economics. Mr. Cleary is a Chartered Financial Analyst.

Gregory J. Hahn

Chief Investment Officer and Portfolio Manager of Winthrop

Gregory J. Hahn is the lead portfolio manager for Winthrop’s fixed income strategies and is responsible for setting investment strategy and managing internal processes for portfolio management and security selection for the firm. Prior to forming Winthrop, Mr. Hahn was the Chief Investment Officer and Senior Portfolio Manager for Oppenheimer Asset Management and its subsidiary, Oppenheimer Investment Management. There he was responsible for the oversight of the fixed income investment process. Mr. Hahn also served as the Chief Investment Officer and Senior Portfolio Manager with Conseco Capital Management (40|86 Advisors). In addition to his investment management responsibilities at Conseco Capital Management, Mr. Hahn was President and Trustee of its registered investment companies, including the Conseco Fund Group, the Conseco Series Trust and the Conseco Strategic Income Fund. Mr. Hahn holds a B.B.A. from the University of Wisconsin and an M.B.A. from Indiana University. He is a Chartered Financial Analyst, a member and former President of the CFA Society of Indianapolis, a former Trustee of the Indiana Public Employee Retirement System and has served as a member on the ACLI’s Committee on State Regulation of Investments. Mr. Hahn currently serves as an independent director for the Fund Evaluation Group Absolute Access Fund. In addition, he is a member of the National Federation of Municipal Analysts. Mr. Hahn has over 35 years of investment management experience.

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Adam Coons

Trader/Co-Portfolio Manager of Winthrop

Adam Coons’ primary responsibilities at Winthrop include trading, securities research and risk analytics for the fixed income portfolios. He also assists the Chief Investment Officer in developing strategies for the fixed income and equity portfolios. Mr. Coons is responsible for research in the Technology, Telecomm, Industrial and Utilities sectors. He received his B.S. in Finance from IUPUI in Indianapolis, Kelley School of Business and is a Chartered Financial Analyst. Mr. Coons has been with Winthrop since October 2013.

RVX Emerging Markets Equity Fund

Cindy New and Robin Kollannur have served as Portfolio Managers of the Fund since its inception.

Cindy New

Portfolio Manager

Ms. New has served as Portfolio Manager and Managing Partner for Equities of the Fund’s sub-adviser, RVX Asset Management, LLC (“RVX”), since 2016. Ms. New has over 24 years of investment management experience. From 2011 to 2016, Ms. New was a General Partner and Portfolio Manager of Mercator Asset Management, LP (“Mercator”), where she served on the Investment Committee and conducted fundamental research for the firm’s international and emerging markets equity portfolios. From 2005 to 2010, Ms. New was a Director and Portfolio Manager for Consilium Investment Management LLC (“Consilium”), where she managed long-only and long/short emerging and frontier markets equity products. Prior to Consilium, for five years, Ms. New was a Portfolio Manager and Analyst for Jacobs Asset Management, which merged with Thompson, Siegel and Walmsley. From 1997 to 1998, Ms. New worked as an Equity Analyst for Pioneer Management. She started her career in the investment industry at Templeton Worldwide as an Analyst and Portfolio Manager. Prior to entering the investment industry, Ms. New was an auditor for Deloitte. Ms. New has earned the CFA designation and became a CPA in 1993. She received her MBA from the University of Central Florida and BS degree in accounting from the University of Florida.

Robin Kollannur

Portfolio Manager

Mr. Kollannur has served as Portfolio Manager and Managing Partner for Equities of RVX since 2016. Mr. Kollannur has over 23 years of investment management experience. From 2009 to 2016, Mr. Kollannur was a General Partner and Portfolio Manager of Mercator, where he served on the Investment Committee and conducted fundamental research for the firm’s international and emerging markets value equity portfolios. From 2004 to 2008, Mr. Kollannur was the Chief Investment Officer and Senior Portfolio Manager for Northern Trust Value Investors, a wholly-owned subsidiary of Northern Trust Corporation. From 2003 to 2004, Mr. Kollannur was the Chief Executive Officer and co-founder of Medius Capital Group, an asset management start-up that specialized in international value equities. From 1996 to 2003, he served a Portfolio Manager and Research Analyst for Brandes Investment Partners. From 1994 to 1996, Mr. Kollannur was a Junior Portfolio Manager and Research Analyst at Wells Fargo Capital Management, where he specialized in research for the global telecom, media, technology and pharmaceutical sectors. Mr. Kollannur completed his MBA at the University of Houston and BA at Texas A&M.

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Midwood Long/Short Equity Fund

David Cohen has served as Portfolio Manager since the Partnership’s inception. Mr. Cohen is a principal of Midwood and serves as Portfolio Manager. Mr. Cohen co-founded Midwood in 2003 and has been a principal and Chief Investment Officer since the firm’s inception. Mr. Cohen has over 30 years of investment experience. He holds a BA, summa cum laude, from Yale University and a MBA with High Distinction from the Tuck School of Business at Dartmouth College.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and their ownership of securities in the Funds.

Board of Trustees. The Funds are series of the 360 Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 25, 2005. The Board of the Trust supervises the operations of the Funds according to applicable state and federal law and is responsible for the overall management of the Funds’ business affairs.

ADMINISTRATION

Custodian. Fifth Third Bank (the “Custodian”) serves as the custodian of the Funds’ securities.

Fund Administration and Distribution. M3Sixty Administration, LLC (“M3Sixty” or the “Administrator”) serves as the Funds’ administrator providing the Funds with administrative, accounting and compliance services. In addition, M3Sixty serves as the transfer agent and dividend-disbursing agent of the Funds. As indicated below under the caption “Investing in the Funds,” M3Sixty will handle your orders to purchase and redeem shares of the Funds and will disburse dividends paid by the Funds.

Distribution of Shares. Matrix 360 Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities. Each Fund with respect to its Investor Class shares has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Fund may compensate or reimburse the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s shares (this compensation is commonly referred to as “12b-1 fees”).

Sales charges (including without limitation, sales loads, contingent deferred sales charges and 12b-1 fees) may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Fund shares and for services provided to shareholders. The Distributor may also retain a portion of these fees as a Fund’s distributor. Pursuant to the Distribution Plan, the Fund may annually pay the Distributor up to 0.25% of the average daily net assets attributable to the Investor Class shares Because 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Each Fund offers two classes of shares (Investor Class shares and Institutional Class shares). Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to expenses to which they are subject. The decision as to whether Investor Class shares or Institutional Class shares are more beneficial to you generally depends on the amount and intended length of time of your investment.

Prior to January 28, 2019, (i) the EAS Crow Point Alternatives Fund offered Class A shares, Class C shares and Class I shares and (ii) the Crow Point Alternative Income Fund offered a single share class. Prior to September 28, 2018, the Crow Point Global Tactical Allocation Fund offered Class A and Class I shares.

Certain Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Funds pay all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

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INVESTING IN THE FUNDS

Minimum Initial Investment. The Funds’ shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser, a sub-adviser and any other institutional investor or any broker-dealer authorized to sell shares in the Funds.

EAS Crow Point Alternatives Fund

The minimum initial investment for the Investor Class shares of the Fund is $500. The minimum initial investment for Institutional Class shares is $1,000. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Crow Point Global Tactical Allocation Fund

The minimum initial investment in Institutional Class shares is $1,000. There is no minimum subsequent investment for Institutional Class shares. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Crow Point Alternative Income Fund

The minimum initial investment for the Investor Class shares generally is $2,500 for regular accounts and $2,500 for retirement plans. The minimum subsequent investment is $100. The minimum investment for Institutional Class shares is $1,000. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

RVX Emerging Markets Equity Fund

The minimum initial investment for the Investor Class and Institutional Class shares of the Fund is $1,000 and $1,000, respectively, for regular accounts, and the minimum subsequent investment is $100. Currently, the Investor Class of shares has not commenced operations. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Midwood Long/Short Equity Fund

The minimum initial investment for the Investor Class and Institutional Class shares of the Fund is $1,000 and $10,000, respectively. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. The net asset value per share of a Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. A Fund does not calculate net asset value on business holidays when the NYSE is closed.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Board. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. A Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

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Pursuant to policies adopted by the Board, the Adviser is responsible for notifying the Board (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security. A Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board monitors and evaluates a Fund’s use of fair value pricing.

Other Matters. Purchases and redemptions of shares by the same shareholder on the same day will be netted for a Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. A Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of a Fund’s shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of a Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Opening a New Account. To open an account with a Fund, take the following steps:

1.       Complete an Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, your purchase will be invested in Investor Class shares. The application must contain your name, date of birth, address and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.       Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the “[Name of Fund]” to:

360 Funds

[Name of Fund and Share Class]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

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If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. A Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by a Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call (877) 244-6235 for instructions.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment for any account of Investor Class shares in (i) the EAS Crow Point Alternative Fund is $500, (ii) the Crow Point Global Tactical Allocation Fund is $250, and (iii) the Crow Point Alternative Income Fund, the RVX Emerging Markets Equity Fund, and the Midwood Long/Short Equity Fund is $100, except under the automatic investment plan discussed below. Before adding funds by bank wire, please call a Fund at (877) 244-6235 and follow the above directions for bank wire purchases. Please note that in most circumstances, there will be a bank charge for wire purchases. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment. A Fund may, at the Adviser’s sole discretion, accept additional investments for less than the minimum additional investment.

Automatic Investment Plan. Shareholders who have met a Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in Investor Class shares or Institutional Class shares through automatic charges to shareholders’ checking account. With shareholder authorization and bank approval, a Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum for each Investor Class shares or Institutional Class shares of a Fund), which will automatically be invested in the type of shares that the shareholder holds in his or her account (Investor Class shares or Institutional Class shares), at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), a Fund is required to obtain, verify and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, a Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If a Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. A Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

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Other Information. In connection with all purchases of Fund Shares, we observe the following policies and procedures:

●	We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by M3Sixty as the Funds’ transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day’s public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to M3Sixty on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

●	We do not accept third-party checks for any investments.

●	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

●	We may refuse to accept any purchase request for any reason or no reason.

●	We mail you confirmations of all your purchases or redemptions of Fund shares.

●	Certificates representing shares are not issued.

Choosing a Share Class.

The Funds offer two classes of shares: Investor Class shares and Institutional Class shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class. Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest; and

●	total expenses associated with owning shares of each class.

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of a Fund. Institutional Class shares are offered directly, via the Fund’s transfer agent or through financial intermediaries. Such intermediaries may seek payment from the Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/ endowments.

Exchanging Shares

Shares of any class of a Fund generally may be exchanged for shares of the same class of any other Fund managed by the Adviser. Shares of any class of a Fund also may be acquired in exchange for shares of the same class of any other Fund managed by the Adviser. You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of a Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. A Fund may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, a Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional
Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

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By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

By Telephone

If you have authorized this service, you may exchange by telephone by calling (877) 244-6235.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

Redeeming Shares

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

360 Funds

[Name of Fund and Share Class]

c/o M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, Kansas 66205

Regular mail redemption requests should include the following:

(1)       Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)       Any required signature guarantees (see “Signature Guarantees” below); and

(3)       Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans and other entities.

Except as provided below, your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 calendar days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

A Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. A Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or automated clearing house (“ACH”), the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, a Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

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To the extent cash holdings or cash equivalents are not available to meet redemption requests, a Fund will meet redemption requests by either (i) rebalancing its overweight securities or (ii) selling portfolio assets. In addition, if a Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of a Fund by calling (877) 244-6235. A Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# (816) 817-3267). The confirmation instructions must include the following:

(1)   Name of Fund;

(2)   Shareholder name(s) and account number;

(3)   Number of shares or dollar amount to be redeemed;

(4)   Instructions for transmittal of redemption funds to the shareholder; and

(5)   Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). A Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund shares Application currently on file with the Fund. Telephone redemption privileges authorize a Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. A Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to ensure instructions are genuine.

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, a Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above). The Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In Kind. A Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of a Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, a Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Funds do not intend, under normal circumstances, to redeem their shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

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Signature Guarantees. To protect your account and the Funds from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges or redemption request.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Purchases and Redemptions through Securities Firms. The Funds have authorized one or more brokers to accept purchase and redemption orders on their behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of a Fund. In addition, orders will be deemed to have been received by a Fund when an authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order. Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent. A Fund is not responsible for ensuring that a broker carries out its obligations. You should look to the broker through whom you wish to invest for specific instructions on how to purchase or redeem shares of a Fund.

Telephone Purchases by Securities Firms. Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone M3Sixty at (877) 244-6235 and buy shares for investors who have investments in a Fund through the brokerage firm’s account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Funds nor M3Sixty shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, a Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if M3Sixty fails to follow these established procedures, it may be liable. A Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing. The Funds are not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if a Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders. These risks and harmful effects include:

●	an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing a Fund to maintain a higher level of cash than would otherwise be the case, or causing a Fund to liquidate investments prematurely; and

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●	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, a Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading. In general, a Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares within 30 days. While there is no specific limit on roundtrip transactions, a Fund reserves the right to: (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, a Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and a Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions and transactions initiated by a plan sponsor. A Fund will calculate roundtrip transactions at the shareholder level and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, a Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, a Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement.

A Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Redemption Fee.

A Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There are no redemption fees charged by the Funds.

If a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. Each Fund reserves the right to impose or change redemption fees. If redemption fees are imposed in the future, each Fund reserves the right to waive such redemption fees.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Fund’s SAI.

OTHER IMPORTANT INFORMATION

Distributions, Dividends and Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state and local tax consequences to them of investing in the Funds.

A Fund will distribute all or substantially all of its income and gains to its shareholders every year. Dividends paid by a Fund derived from net investment income, if any, will generally be paid annually and capital gain distributions, if any, will be made at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

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A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gain or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by a Fund will be designated as qualified dividend income. If a Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If a Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If a Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 24%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting.  Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on a Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Funds have chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

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For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, a Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. A Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” A Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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FINANCIAL HIGHLIGHTS

EAS Crow Point Alternatives Fund

The Fund is a continuation of the Predecessor Fund and, therefore, the financial information presented below for the fiscal years ended April 30, 2014, 2015, 2016 and 2017 is for the Predecessor Fund. The financial information presented below for the fiscal year ended April 30, 2018, the fiscal period ended September 30, 2018, and the fiscal year ended September 30, 2019 is for the Fund. The Predecessor Fund’s shareholders approved the reorganization into the Fund on October 13, 2017. The reorganization subsequently took place on October 13, 2017. The financial information presented for the fiscal years ended April 30, 2014, 2015, 2016 and 2017 has been audited by the Predecessor Fund’s independent registered public accounting firm, whose unqualified report thereon, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s Annual Report to Shareholders (the “Predecessor Fund Annual Report”) and are incorporated by reference into the SAI. The financial information presented for the fiscal year ended April 30, 2018, the fiscal period ended September 30, 2018, and the fiscal year ended September 30, 2019 has been audited by BBD, LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Fund’s financial statements, are incorporated by reference into the SAI. Additional performance information for the Predecessor Fund is included in the Predecessor Fund Annual Report and for the Fund is included in the Fund Annual Reports. The Predecessor Fund Annual Report, the Fund Annual Reports and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

	EAS Crow Point Alternatives Fund

	Investor Class
	For the		For the		For the		For the	For the	For the
	Year Ended		Period Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30, 2019 (a)		September 30, 2018 (b)		April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015

Net Asset Value, Beginning of Year/Period	$9.92		$9.20		$8.64		$8.59	$9.18	$8.85

Investment Operations:
Net investment income (loss) (1)	(0.08)		(0.06)		(0.11)		(0.02)	0.08	0.09
Net realized and unrealized gain (loss) on investments	(0.77)		0.78		0.71		0.09	(0.62)	0.33
Total from investment operations	(0.85)		0.72		0.60		0.07	(0.54)	0.42

Distributions:
From net investment income	—		—		(0.04)		(0.02)	(0.06)	(0.09)
From net realized capital gains	(0.03)		—		—		—	—	—
Total distributions	(0.03)		—		(0.04)		(0.02)	(0.06)	(0.09)

Paid in capital from redemption fees	—		—		—		0.00 (7)	0.01	0.00 (7)

Net Asset Value, End of Year/Period	$9.04		$9.92		$9.20		$8.64	$8.59	$9.18

Total Return (2)	(8.61	)%(8)	7.83	%(5)	6.99	%(8)	0.80%	(5.75)%	4.78%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$1,617		$2,056		$2,742		$12,253	$22,830	$11,122

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.49%		3.17	%(6)	3.54%		2.54%	3.20%	3.01%
After fees waived and expenses reimbursed	1.80%		2.11	%(6)	2.26%		2.18%	2.62%	2.83%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.34%		2.78	%(6)	3.00%		2.31%	2.53%	2.12%
After fees waived and expenses reimbursed	1.65%		1.72	%(6)	1.71%		1.95%	1.95%	1.95%

Ratios of net investment income (loss) to average net assets (3) (4)	(0.82)%		(1.53	)%(6)	(1.27)%		(0.19)%	0.86%	1.02%

Portfolio turnover rate	147%		66	%(5)	165%		138%	149%	136%

(a)	Amounts for the year ended September 30, 2019 are consolidated.
(b)	Represents the period from May 1, 2018 through September 30, 2018.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	Resulted in less than $0.01 per share.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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	EAS Crow Point Alternatives Fund

	Institutional Class
	For the		For the		For the		For the	For the	For the
	Year Ended		Period Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30, 2019 (a)		September 30, 2018 (b)		April 30, 2018		April 30, 2017	April 30, 2016	April 30, 2015

Net Asset Value, Beginning of Year/Period	$10.00		$9.28		$8.72		$8.65	$9.24	$8.90

Investment Operations:
Net investment income (loss) (1)	(0.05)		(0.05)		(0.08)		0.01	0.10	0.12
Net realized and unrealized gain (loss) on investments	(0.78)		0.77		0.71		0.10	(0.61)	0.33
Total from investment operations	(0.83)		0.72		0.63		0.11	(0.51)	0.45

Distributions:
From net investment income	—		—		(0.07)		(0.04)	(0.08)	(0.11)
From net realized capital gains	(0.03)		—		—		—	—	—
Total distributions	(0.03)		—		(0.07)		(0.04)	(0.08)	(0.11)

Paid in capital from redemption fees	—		—		—		0.00 (8)	0.00 (8)	0.00 (8)

Net Asset Value, End of Year/Period	$9.14		$10.00		$9.28		$8.72	$8.65	$9.24

Total Return (2)	(8.34	)%(7)	7.76	%(5)	7.20	%(7)	1.25%	(5.50)%	5.13%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$32,773		$30,160		$16,846		$15,024	$13,095	$18,089

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.24%		2.92	%(6)	3.19%		2.32%	3.13%	2.75%
After fees waived and expenses reimbursed	1.55%		1.86	%(6)	2.02%		1.97%	2.44%	2.58%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.09%		2.53	%(6)	2.65%		2.04%	2.39%	1.87%
After fees waived and expenses reimbursed	1.40%		1.47	%(6)	1.46%		1.70%	1.70%	1.70%

Ratios of net investment income (loss) to average net assets (3) (4)	(0.57)%		(1.28	)%(6)	(0.91)%		0.07%	1.07%	1.28%

Portfolio turnover rate	147%		66	%(5)	165%		138%	149%	136%

(a)	Amounts for the year ended September 30, 2019 are consolidated.
(b)	Represents the period from May 1, 2018 through September 30, 2018.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable redemption fees.
(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(8)	Resulted in less than $0.01 per share.

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Crow Point Global Tactical Allocation Fund

The Fund is a continuation of the Predecessor Fund and, therefore, the financial information presented below for the fiscal years ended May 31, 2014, 2015, 2016 and 2017 is for the Predecessor Fund. The financial information presented below for the fiscal year ended May 31, 2018, the fiscal period ended September 30, 2018, and the fiscal year ended September 30, 2019 is for the Fund. The Predecessor Fund’s shareholders approved the reorganization into the Fund on October 6, 2017. The reorganization subsequently took place on October 6, 2017. The financial information presented for the fiscal years ended May 31, 2014, 2015, 2016 and 2017, has been audited by Tait, Weller & Baker, LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s Annual Report to Shareholders (the “Predecessor Fund Annual Report”) and are incorporated by reference into the SAI. The financial information presented for the fiscal year ended May 31, 2018, the fiscal period ended September 30, 2018, and the fiscal year ended September 30, 2019 has been audited by BBD, LLP, independent registered public accounting firm, whose unqualified report thereon, other than for the semi-annual period, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders (the “Fund Annual Report”) and are incorporated by reference into the SAI. Additional performance information for the Predecessor Fund is included in the Predecessor Fund Annual Report and for the Fund is included in the Fund Annual Report. The Predecessor Fund Annual Report, the Fund Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

	Crow Point Global Tactical Allocation Fund

	Investor Class
	For the		For the		For the	For the		For the	For the
	Year Ended		Period Ended		Year Ended	Year Ended		Year Ended	Year Ended
	September 30, 2019		September 30, 2018 (a)		May 31, 2018	May 31, 2017		May 31, 2016	May 31, 2015

Net Asset Value, Beginning of Year/Period	$9.18		$8.81		$8.33	$8.20		$9.81	$10.35

Investment Operations:
Net investment income (1)	0.09		0.02		0.12	0.32		0.39	0.53
Net realized and unrealized gain (loss) on investments	(0.27)		0.35		0.45	0.13		(1.18)	(0.56)
Total from investment operations	(0.18)		0.37		0.57	0.45		(0.79)	(0.03)

Distributions:
From net investment income	(0.04)		—		(0.09)	(0.21)		(0.27)	(0.48)
From return of capital	—		—		—	(0.11)		(0.57)	(0.03)
Total distributions	(0.04)		—		(0.09)	(0.32)		(0.84)	(0.51)

Paid in capital from redemption fees	—		0.00	(8)	—	0.00	(8)	0.02	0.00	(8)

Net Asset Value, End of Year/Period	$8.96		$9.18		$8.81	$8.33		$8.20	$9.81

Total Return (2)	(1.86	)%(10)	4.20	%(5)	6.86%	5.57	%(7)	(7.84)%	(0.24)%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$551		$1,733		$2,425	$4,450		$11,133	$3,839

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.66%		2.94	%(6)	3.77%	3.68%		4.14%	3.21%
After fees waived and expenses reimbursed	1.57%		1.32	%(6)	1.32%	1.26%		1.29%	1.25	%(9)

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.57%		2.79	%(6)	3.67%	3.68%		4.10%	3.21%
After fees waived and expenses reimbursed	1.48%		1.17	%(6)	1.22%	1.26%		1.25%	1.25	%(9)

Ratios of net investment income to average net assets (3) (4)	1.00%		0.71	%(6)	1.38%	3.92%		4.53%	5.30%

Portfolio turnover rate	176%		73	%(5)	324%	101%		160%	113%

(a)	Represents the period from June 1, 2018 through September 30, 2018

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any. Total returns shown exclude the effect of applicable sales loads/redemption fees.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund's proportionate share of expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	As a result of a trade error, Crow Point Global Tactical Allocation Fund experienced a loss of $10,469 for the year ended May 31, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.
(8)	Amount represents less than $0.01 per share.
(9)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.30% for the year ended May 31, 2015.
(10)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

  95

	Crow Point Global Tactical Allocation Fund

	Institutional Class
	For the Year Ended September 30, 2019		For the Period Ended September 30, 2018 (a)		For the Year Ended May 31, 2018	For the Year Ended May 31, 2017		For the Year Ended May 31, 2016	For the Year Ended May 31, 2015

Net Asset Value, Beginning of Year/Period	$9.28		$8.89		$8.39	$8.26		$9.90	$10.44

Investment Operations:
Net investment income (1)	0.09		0.03		0.10	0.36		0.38	0.56
Net realized and unrealized gain (loss) on investments	(0.25)		0.36		0.49	0.11		(1.14)	(0.56)
Total from investment operations	(0.16)		0.39		0.59	0.47		(0.76)	—

Distributions:
From net investment income	(0.08)		—		(0.10)	(0.22)		(0.29)	(0.52)
From return of capital	—		—		—	(0.12)		(0.59)	(0.02)
Total distributions	(0.08)		—		(0.10)	(0.34)		(0.88)	(0.54)

Paid in capital from redemption fees	—		0.00	(8)	0.01	0.00	(8)	0.00 (8)	0.00	(8)

Net Asset Value, End of Year/Period	$9.04		$9.28		$8.89	$8.39		$8.26	$9.90

Total Return (2)	(1.68	)%(10)	4.39	%(5)	7.22%	5.82	%(7)	(7.61)%	0.06%

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$22,789		$16,428		$9,926	$3,583		$1,105	$6,223

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	2.41%		2.69	%(6)	3.55%	3.75%		4.88%	2.95%
After fees waived and expenses reimbursed	1.32%		1.07	%(6)	1.14%	1.05%		1.04%	1.00	%(9)

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	2.32%		2.54	%(6)	3.41%	3.75%		4.84%	2.95%
After fees waived and expenses reimbursed	1.23%		0.92	%(6)	1.00%	1.05%		1.00%	1.00	%(9)

Ratios of net investment income to average net assets (3) (4)	1.01%		0.96	%(6)	1.16%	4.36%		4.19%	5.55%

Portfolio turnover rate	176%		73	%(5)	324%	101%		160%	113%

(a)	Represents the period from June 1, 2018 through September 30, 2018

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any. Total returns shown exclude the effect of applicable redemption fees.
(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)	As a result of a trade error, Crow Point Global Tactical Allocation Fund experienced a loss of $10,469 for the year ended May 31, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.
(8)	Amount represents less than $0.01 per share.
(9)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.04% for the year ended May 31, 2015.
(10)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

96

Crow Point Alternative Income Fund

The Fund is a continuation of the Predecessor Fund and, therefore, the financial information presented below through the fiscal year ended September 30, 2017 is for the Predecessor Fund, and the financial information presented below for the fiscal years ended September 30, 2018 and 2019 is for the Fund. The Predecessor Fund’s shareholders approved the reorganization into the Fund on October 6, 2017. The reorganization subsequently took place on October 6, 2017. The financial information presented has been audited by BBD, LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Predecessor Fund’s and the Fund’s financial statements, are included in the Predecessor Fund’s Annual Report to Shareholders and the Fund’s Annual Report to Shareholders (the “Annual Reports”) and are incorporated by reference into the SAI. Additional performance information for the Predecessor Fund and the Fund is included in the Annual Reports. The Annual Reports and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

	Crow Point Alternative Income Fund

	Investor Class
	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018	For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

Net Asset Value, Beginning of Year	$8.44		$8.29	$8.44		$8.47	$8.84

Investment Operations:
Net investment income (1)	0.11		0.01	0.06		0.10	0.11
Net realized and unrealized gain (loss) on investments	—		0.15	(0.04)		0.04	(0.35)
Total from investment operations	0.11		0.16	0.02		0.14	(0.24)

Distributions:
From net investment income	(0.02)		(0.01)	(0.17)		(0.17)	(0.13)
Total distributions	(0.02)		(0.01)	(0.17)		(0.17)	(0.13)

Net Asset Value, End of Year	$8.53		$8.44	$8.29		$8.44	$8.47

Total Return (2)	1.31	%(6)	1.93%	0.32	%(5)	1.76%	(2.81)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$11,873		$9,983	$7,848		$6,691	$8,211

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	3.54%		3.34%	4.25%		3.67%	4.34%
After fees waived and expenses reimbursed	2.36%		2.26%	2.25%		2.27%	3.33%

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	3.43%		3.33%	4.24%		3.65%	3.26%
After fees waived and expenses reimbursed	2.25%		2.25%	2.25%		2.25%	2.25%

Ratios of net investment income to average net assets (3) (4)	1.35%		0.12%	0.76%		1.20%	1.21%

Portfolio turnover rate	169%		301%	268%		162%	999%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable redemption fees.
(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	As a result of a trade error, Crow Point Alternative Income Fund experienced a loss of $3,364 for the year ended September 30, 2017, which was reimbursed by the Adviser. There was no effect on total return due to the trade error.
(6)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

97

	Crow Point Alternative Income Fund

	Institutional Class
	For the Period Ended September 30, 2019 (a)

Net Asset Value, Beginning of Period	$8.30

Investment Operations:
Net investment income (1)	0.07
Net realized and unrealized gain on investments(8)	0.17
Total from investment operations	0.24

Net Asset Value, End of Period	$8.54

Total Return (2)	2.89	%(5)(7)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$43

Ratios of expenses to average net assets (3):
Before fees waived and expenses reimbursed	3.29	%(6)
After fees waived and expenses reimbursed	2.11	%(6)

Ratios of expenses to average net assets (excluding dividends and interest on margin account) (3):
Before fees waived and expenses reimbursed	3.18	%(6)
After fees waived and expenses reimbursed	2.00	%(6)

Ratios of net investment income to average net assets (3) (4)	1.42	%(6)

Portfolio turnover rate	169	%(5)

(a)	The Crow Point Alternative Income Fund Institutional Shares commenced operations on February 12, 2019.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Total returns shown exclude the effect of applicable redemption fees.
(3)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized
(6)	Annualized
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)

The amount of net realized and unrealized gain on investment per share for the period, does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

98

RVX Emerging Markets Equity Fund

The financial information presented below for the fiscal period ended September 30, 2018 and the fiscal year ended September 30, 2019 is for the Fund. The financial information presented has been audited by Tait, Weller & Baker, LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Fund’s Annual Report to Shareholders. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

	Institutional Class

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)

Net Asset Value, Beginning of Year/Period	$9.12	$10.00

Investment Operations:
Net investment income (b)	0.09	0.12
Net realized and unrealized loss on investments	(0.48)	(1.00)
Total from investment operations	(0.39)	(0.88)

Distributions:
From net investment income	(0.09)	—
Total distributions	(0.09)	—

Net Asset Value, End of Year/Period	$8.64	$9.12

Total Return (c)	(4.19)%	(8.80	)%(e)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$6,613	$5,754

Ratios of expenses to average net assets:
Before fees waived and expenses reimbursed (d)	3.70%	4.63	%(f)
After fees waived and expenses reimbursed	1.25%	1.25	%(f)

Ratios of net investment income to average net assets	1.06%	3.03	%(f)

Portfolio turnover rate	33%	31	%(e)

(a)	The RVX Emerging Markets Equity Fund commenced operations on May 1, 2018.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.
(e)	Not annualized
(f)	Annualized

99

PRIVACY NOTICE

FACTS	WHAT DOES 360 FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons 360 Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does 360 Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 244-6235

100

Who we are
Who is providing this notice?	360 Funds M3Sixty Administration, LLC (Administrator) Matrix 360 Distributors, LLC (Distributor)
What we do
How does 360 Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does 360 Funds collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing  for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.  They can be financial and nonfinancial companies.

■    M3Sixty Administration, LLC and Matrix 360 Distributors, LLC could each be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ 360 Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ 360 Funds does not jointly market.

101

THE CROW POINT FUNDS

Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In a Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. A statement of additional information (“SAI”) about the Funds has been filed with the Securities and Exchange Commission (“SEC”). The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Funds.

To request a free copy of the SAI, a Fund’s annual and semi-annual reports and other information about the Fund, or to make inquiries about a Fund, write a Fund c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 or call a Fund at (877) 244-6235.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number: 811-21726

102

CROW POINT PARTNERS, LLC

The Crow Point Partners, LLC (“Crow Point”) Funds

EAS Crow Point Alternatives Fund

Investor Class Shares (EASAX)

Institutional Class Shares (EASIX)

Crow Point Global Tactical Allocation Fund

Investor Class Shares (CGHAX)

Institutional Class Shares (CGHIX)

Crow Point Alternative Income Fund

Investor Class Shares (AAIFX)

Institutional Class Shares (AIIFX)

RVX Emerging Markets Equity Fund

Investor Class Shares (RVXEX)*

Institutional Class Shares (RVEMX)

Midwood Long/Short Equity Fund

Investor Class Shares*

Institutional Class Shares (MDWDX)

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2020

The Crow Point Funds are series of 360 Funds, an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) as required by the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Crow Point Funds’ Prospectus restated as of January 28, 2020, as the same may be amended from time to time. This Statement of Additional Information incorporates by reference the Crow Point Funds’ Annual and Semi-Annual Reports. Copies of the Prospectus and the Annual and Semi-Annual Reports may be obtained, without charge, by calling the Crow Point Funds at (877) 244-6235 or writing to a Crow Point Fund at the following address: 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

*Shares currently not offered for sale.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

360 Funds (the “Trust”) was organized on February 25, 2005 as a Delaware statutory trust. The EAS Crow Point Alternatives Fund (the “EAS Fund”), Crow Point Global Tactical Allocation Fund (the “Global Fund”), Crow Point Alternative Income Fund (the “Income Fund”), RVX Emerging Markets Equity Fund (the “RVX Fund”), and the Midwood Long/Short Equity Fund (the “Midwood Fund”, together with the EAS Fund, the Global Fund, the Income Fund, and the Midwood Fund, the “Funds”) are open-end management investment companies and separate series of the Trust. Each of the Funds, other than the Midwood Fund, is a diversified investment company. Prior to July 11, 2011, the Trust was known as the Parr Family of Funds and prior to August 27, 2007, the Trust was known as the Pope Family of Funds. The Prospectus describes the Funds’ investment objectives and principal investment strategies, as well as the principal investment risks of the Funds.

EAS Fund

Crow Point Partners, LLC (“Crow Point” or the “Adviser”) serves as investment adviser to the EAS Fund. Pursuant to a reorganization that took place on October 13, 2017, the EAS Fund is a successor by merger to a series of Northern Lights Fund Trust, a Delaware statutory trust (the “EAS Fund Predecessor Fund”).

Global Fund

Crow Point serves as investment adviser to the Global Fund. Pursuant to a reorganization that took place on October 6, 2017, the Global Fund is a successor by merger to a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Global Fund Predecessor Fund”).

Income Fund

Crow Point serves as investment adviser to the Income Fund and, effective as of June 13, 2019, Winthrop Capital Management, LLC (“Winthrop”) serves as investment sub-adviser to the Income Fund. Pursuant to a reorganization that took place on October 6, 2017, the Income Fund is a successor by merger to a series of Northern Lights Fund Trust, a Delaware statutory trust (the “Income Fund Predecessor Fund”).

RVX Fund

Crow Point serves as investment adviser to the RVX Fund, and RVX Asset Management, LLC (“RVX”) serves as investment sub-adviser to the RVX Fund.

Midwood Fund

Crow Point serves as investment adviser to the Midwood Fund, and Midwood Capital Management, LLC (“Midwood”) serves as investment sub-adviser to the Midwood Fund. Effective as of the close of business on January 2, 2020, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), the Fund received all of the assets and liabilities of Midwood Capital Partners, L.P. (the “Predecessor Fund”). The shareholders of the Predecessor Fund received shares of the Funds with aggregate net asset values equal to the aggregate net asset values of their shares in the Predecessor Fund immediately prior to the Reorganization. The Predecessor Fund’s investment objectives, policies and limitations were substantially identical to those of the Fund, which had no operations prior to the Reorganization. For financial reporting purposes, the Predecessor Fund’s operating history prior to the Reorganization is reflected in the financial statements and financial highlights. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization. The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America (“GAAP”).

The following descriptions and policies supplement these descriptions and also include descriptions of certain types of investments that may be made by the Funds but are not principal investment strategies of the Funds.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the descriptions of a Fund’s investments and their risks described in the Prospectus and this SAI.

Equity Securities. Equity securities in which a Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock. Common stock represents an equity (ownership) interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock. A Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Collateralized Loan Obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be characterized by a Fund as illiquid securities; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act. CLOs normally charge management fees and administrative expenses, which are in addition to those of a Fund.

The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which a Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry additional risks including that interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect a Fund against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.

Convertible Securities. A Fund may invest in convertible securities including non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants. A Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant may become worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities. Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in a Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

Foreign Securities General. A Fund may invest in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities. A Fund may purchase ETFs and closed-end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depository Receipts. A Fund may invest in sponsored and unsponsored American Depository Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

Debt Securities. A Fund may invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. A Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances. A Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. A Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes. A Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, a Fund’s adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations. A Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. A Fund may also invest in Treasury Inflation-Protected Securities (TIPS). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency. These consist of debt securities issued by agencies and instrumentalities of the U.S. government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Authority).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored enterprise owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mar or Freddie Mac.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored enterprise owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO-class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, a Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO-class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities. A Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower rated securities at times. As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even if it does not invest in such securities.

Investment Companies. A Fund may invest in investment companies such as open-end funds (mutual funds), including ETFs and closed-end funds (also referred to as “Underlying Funds”). The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”), and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund have not, and are not proposing to offer or sell any security issued by them through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to a Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem their shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund (or the adviser/sub-adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, a Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring Fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds.

A Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the adviser/sub-adviser must then, in some instances, select alternative investments that would not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the adviser/sub-adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of a Fund and its adviser/sub-adviser. Therefore, the investment adviser/sub-adviser of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser/sub-adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Inverse Floaters. Inverse floaters constitute a class of mortgage-backed securities with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds Index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until a future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing.

Securities of Other Investment Companies. The Fund may invest in securities of other investment companies. The Fund’s investments in exchange traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Closed-End Investment Companies. A Fund may invest their assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principle of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies. A Fund may invest in shares of open-end investment companies. A Fund and its “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, when affiliated persons hold shares of any of the underlying funds, a Fund’s ability to invest fully in shares of those funds is restricted, and the Sub-Adviser must then, in some instances, select alternative investments that would not have been its first preference. Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, a Fund may hold securities distributed by an underlying fund until the sub-adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Funds and a sub-adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the sub-adviser. The result would be an indirect expense to a Fund without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although each Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

Derivative Instruments. A Fund may purchase and write call and put options on securities, securities and futures indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. A Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. A Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Fund will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging the portfolio of the Fund as described below.

Each Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to correctly forecast interest rates and other economic factors. If a Fund’s Adviser or Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. A Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

Investment in futures-related and commodity-linked derivatives may subject a Fund to additional risks, and in particular may subject the Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code, a Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if a Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code.

P-notes. A Fund may invest in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those with respect to securities of foreign issuers in general.

Margin Deposits for Futures Contracts. Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser or Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or gain.

Cover Requirements for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the SEC with respect to coverage of forwards, futures, swaps and options. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated subcustodian to the extent the Fund’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

For example, when entering into a futures contract that will be cash settled, a Fund will cover (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the mark-to-market amount, if any, owed by the Fund on the futures contract. When entering into a futures contract that does not need to be settled in cash, a Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, a Fund may “cover” its position by purchasing an option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund or by entering into an agreement that enables the Fund to settle such futures contracts in cash.

To the extent a Fund writes credit default swaps, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Fund in accordance with procedures established by the Board, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Also, the Fund does not invest more than 25% of its assets in contracts with any one counterparty.

REITs. A Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Foreign Currency Transactions. A Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. A Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

A Fund may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships. Each Fund will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, to cover the Fund’s obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

A Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be segregated or “earmarked.” The Adviser or Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

While a sub-adviser is authorized to hedge against currency risk, it is not required to do so, and the sub-adviser may choose not to hedge currency exposure.

Securities Options. A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the NYSE and the NASDAQ PHLX.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is affected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be affected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund were unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. A Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund write or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts. A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options. A Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund do not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements. A Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund are seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sell a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its Custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expect to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realize a gain; if it is more, the Fund realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realize a gain; if it is less, the Fund realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund are not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Credit Default Swaps. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically an emerging country, on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the Fund owns or has exposure to the sovereign issuer) and may use credit default swaps to take an active long or short position with respect to the likelihood of a particular issuer’s default. In connection with these agreements, cash or liquid securities may be set aside as collateral by the Fund’s custodian in accordance with the terms of the swap agreement. A Fund earns interest on cash set aside as collateral. Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Payments received or made at the end of the measurement period are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments requires the clearing and exchange-trading of certain interest rate swaps and credit default swaps. The Dodd-Frank Act will ultimately require the clearing of many additional types of OTC derivative instruments that the Commodities Futures Trading Commission (“CFTC”) and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. The Adviser and Sub-Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Trading in Futures Contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made.

Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain a Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.”

The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Over-the-Counter Instruments. The trading of over-the-counter instruments subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk. The Fund’s futures contracts may be subject to periods of illiquidity because of market conditions, regulatory considerations and other reasons. For example, commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily limits.” During a single day, no trades may be executed at prices beyond the daily limit. Once the price of a futures contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity futures contracts can neither be taken nor liquidated unless the traders are willing to effect trades at or within the limit. Futures contract prices have occasionally moved the daily limit for several consecutive days with little or no trading. Such market conditions could prevent the Fund from promptly liquidating its futures contracts.

Regulation as a Commodity Pool Operator. The Trust, on behalf of each Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations. Accordingly, the Funds are not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements. A Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

A Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Fund’s adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engage in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Regulatory Risks of Derivative Use. In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject advisers to certain registered investment companies to registration with the CFTC as a commodity pool operator (“CPO”) if an investment company is unable to meet certain trading and marketing limitations. These rules became effective on January 1, 2013. In order to comply with these regulatory changes adopted by the CFTC, the RVX Fund’s Sub-Adviser has claimed an exclusion from the definition of CPO and, therefore, is not subject to regulation under the Commodity Exchange Act. However, it is possible that the Sub-Adviser may be required to register as a CPO in the future and comply with any applicable reporting, disclosure or other regulatory requirements. Compliance with CFTC regulatory requirements may increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Structured Notes, Bonds and Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Illiquid and Restricted Securities. A Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers.

Under guidelines adopted by the Trust’s Board, a Fund’s adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Loan Pools and Individual Loans.

Asset-Backed and Receivable-Backed Securities

A Fund may invest in asset-backed securities. These securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and may be supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments; and if a security were trading at a discount, its total return would be increased by prepayments. A Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities. The adviser may focus the Fund’s investments in asset-backed pools of consumer loans in the education space (i.e., student loans or other educational debt). The size and character of the student loan/educational debt market has increased in recent years and is anticipated to continue to increase as the number of student borrowers rises year after year.

Individual Loans and Other Educational Debt

There are two major areas of risk involved in investing in individual student loans and other educational debt: risk of default and lack of collateralization. Investing in individual student loans and other educational debt carry the risk that the individual student may default of his or her student loan or other educational debt. Investing in a pool of student loans or other educational debt may spread the default risk among the student loan/educational debt pool but the risk of default is not completely mitigated. In addition, unlike mortgage loans, student loans and other educational debt are not collateralized, so that a Fund would end up with nothing in the event of default.

Lending Portfolio Securities. For the purpose of achieving income, a Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales. A Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Swap Agreements. A Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements enhance the Fund’s total return will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund’s adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk. When a Fund’s adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Wholly Owned Subsidiary. A Fund may invest in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. As a result, a Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this Statement of Additional Information to a Fund may also include the Subsidiary.

The Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of the 1940 Act, as noted in this Statement of Additional Information. A Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which a Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

INVESTMENT RESTRICTIONS

Fundamental Restrictions. Each Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

EAS Fund

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Global Fund

The Fund may not:

1. Issue Senior Securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2. Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3. Participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, by virtue of disposing of portfolio securities);

4. Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

6. Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

7. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities; or

8. With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities, or other investment companies). As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

The Fund may not:

1. Invest in securities of other investment companies except as permitted under the 1940 Act or the rules thereunder; or

2. Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Income Fund

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

(3)	Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities);

(4)	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

(5)	Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.);

(6)	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

(7)	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)	Invest in any issuer for purposes of exercising control or management;

(2)	Invest in securities of other investment companies except as permitted under the 1940 Act.;

(3)	Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund assets (defined as net assets plus the amount of any borrowing for investment purposes) are illiquid, the Fund’s investment adviser will reduce illiquid assets such that they do not represent more than 15% of Fund assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

(4)	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Fund’s second fundamental investment restriction apply at all times.

RVX Fund

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of federal securities or commodities laws.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5. Diversification. With respect to 75% of its total assets, the Fund may not purchase any security (other than U.S. Government Securities or securities of other investment companies) if as a result: (i) more than 5% of the Fund’s total assets immediately after and as the result of such purchase would be invested in the securities of any one issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of a single issuer.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Midwood Fund

Fundamental Restrictions. The Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of federal securities or commodities laws.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

EAS Fund, Global Fund and Income Fund

Subject to the general supervision of the Trustees, the Adviser is responsible for, make decisions with respect to, and places orders for all purchases and sales of portfolio securities for the EAS Fund, the Global Fund and the Income Fund. The Adviser shall manage the EAS Fund’s, the Global Fund’s and the Income Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and each of the EAS Fund, the Global Fund and the Income Fund, respectively (the “Advisory Agreements”). Under the Advisory Agreements, the Adviser selects the securities and manages the investments for the EAS Fund, the Global Fund and the Income Fund and also selects broker-dealers to execute portfolio transactions, all subject to the oversight of the Board of Trustees. The Advisory Agreements are described in detail under “Management and Administration”. The Adviser serves as investment adviser for a number of client accounts, including the EAS Fund, the Global Fund and the Income Fund. Investment decisions for the EAS Fund, the Global Fund and the Income Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Adviser.

RVX Fund

Subject to the general supervision of the Adviser and Trustees, RVX is responsible for, making decisions with respect to, and places orders for all purchases and sales of portfolio securities for the RVX Fund. RVX shall manage the RVX Fund’s portfolio in accordance with the terms of the Sub-Advisory Agreement by and between the Adviser and RVX (the “RVX Sub-Advisory Agreement”). The RVX Sub-Advisory Agreement is described in detail under “Management and Administration”. RVX serves as investment adviser for a number of client accounts, including the RVX Fund. Investment decisions for the RVX Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by RVX.

Midwood Fund

Subject to the general supervision of the Adviser and Trustees, the Sub-Adviser is responsible for, making decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Sub-Adviser shall manage the Fund’s portfolio in accordance with the terms of the Sub-Advisory Agreement by and between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). The Sub-Adviser serves as investment adviser for a number of client accounts, including the Fund. Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Sub-Adviser.

Brokerage Selection. In selecting brokers to be used in portfolio transactions, the adviser’s/sub-adviser’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the adviser/sub-adviser considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the adviser’s/sub-adviser’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the adviser/sub-adviser may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The adviser/sub-adviser may not give consideration to sales of shares of a Fund as a factor in selecting brokers to execute portfolio transactions. The adviser/sub-adviser may, however, place portfolio transactions with brokers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as provided in the Advisory Agreements/Sub-Advisory Agreements, the adviser/sub-adviser is authorized to cause a Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received may include, without limitation: information on the United States and other economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the adviser/sub-adviser to determine and track investment results; and trading systems that allow the adviser/sub-adviser to interface electronically with brokerage firms, custodians and other providers. Where a product or service has a mixed use among research, brokerage and other purposes, the adviser/sub-adviser will make a reasonable allocation according to the uses and will pay for the non-research and non-brokerage functions in cash using its own funds.

The research and investment information services described above make available to the adviser/sub-adviser for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the adviser/sub-adviser in connection with advisory clients other than a Fund and not all such services may be useful to the adviser/sub-adviser in connection with a Fund. Although such information may be a useful supplement to the adviser’s/sub-adviser’s own investment information in rendering services to a Fund, the value of such research and services is not expected to reduce materially the expenses of the adviser/sub-adviser in the performance of its services under the Advisory Agreements/Sub-Advisory Agreement and will not reduce the management fees payable to the adviser/sub-adviser by a Fund.

A Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. A Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere. When a transaction involves exchange listed securities, the adviser/sub-adviser considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades. While investment decisions for a Fund are made independently of the adviser’s/sub-adviser’s other client accounts, the adviser’s/sub-adviser’s other client accounts may invest in the same securities as a Fund. To the extent permitted by law, the adviser/sub-adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the adviser/sub-adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover. The annualized portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of a Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

EAS Fund

For the fiscal year ended April 30, 2018, the EAS Fund’s portfolio turnover rate was 165%. For the fiscal period ended September 30, 2018, the EAS Fund’s portfolio turnover rate was 66%. For the fiscal year ended September 30, 2019, the EAS Fund’s portfolio turnover rate was 147%.

Global Fund

In accordance with industry practice, derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate, resulting in an expected portfolio turnover rate of 40% for the Global Fund. However, if these instruments were included in the calculation, the Global Fund’s strategy would result in frequent portfolio trading and a high portfolio turnover rate (typically greater than 300%).

For the fiscal year ended May 31, 2018, the Global Fund’s portfolio turnover rate was 324%. For the fiscal period ended September 30, 2018, the Global Fund’s turnover rate was 73%. For the fiscal year ended September 30, 2019, the Global Fund’s turnover rate was 176%.

Income Fund

For the fiscal year ended September 30, 2018, the Income Fund’s portfolio turnover rate was 301%. For the fiscal year ended September 30, 2019, the Income Fund’s portfolio turnover rate was 169%.

RVX Fund

For the fiscal period ended September 30, 2018, the Fund’s portfolio turnover rate was 31%. For the fiscal year ended September 30, 2019, the Fund’s portfolio turnover rate was 33%.

Midwood Fund

As of the date of this SAI, the Fund has not completed a full fiscal year of operations.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds and disclosure of purchases and sales of such securities, may be made to shareholders of the Trust or other persons. These policies include the following:

●	Public disclosure regarding the securities held by a Fund (“Portfolio Securities”) on a given day will not be made until the close of the next business day at least 24 hours after such day.

●	Public disclosure regarding a Fund’s Portfolio Securities is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (“Official Reports”). Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding Portfolio Securities held, purchased or sold by a Fund.

●	Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or a Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”). The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

●	The Trust’s policy relating to disclosure of the Trust’s holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust’s investment adviser/sub-adviser or to other Trust service providers, including but not limited to the Trust’s administrator, distributor, custodian, legal counsel and auditors as identified in the Prospectus and this SAI, financial printers or to brokers and dealers through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all Fund shareholders. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.

●	The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios, or purchased or sold by a Fund is disclosed to a shareholder or other person before disclosure in the Official Reports. In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of a Fund and whether the arrangement will adversely affect the Trust, a Fund or its shareholders. The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

●	The CCO shall inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

●	Neither the Trust’s investment adviser/sub-adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by a Fund.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on February 25, 2005, is an open-end management investment company. The Trust’s Agreement and Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently offers 10 series of shares.

The Funds currently offers two classes of shares (Investor Class shares and Institutional Class shares). Effective January 28, 2019, (i) the EAS Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares, respectively, and the EAS Fund’s Class C shares were converted to Investor Class shares and eliminated from the EAS Fund, and (ii) the Income Fund’s single share class was re-designated as Investor Class, and a new Institutional Class was added. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to ongoing expenses. The number of shares in the Trust shall be unlimited. The Trustees may classify and reclassify the shares of the Funds into additional classes of shares at a future date. When issued for payment as described in the Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust’s Amended and Restated By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of a Fund, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and the Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their year of birth, their present position with the Trust or the Funds and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each Trustee and Officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Gary W. DiCenzo: 1962	Trustee Independent Chairman	Since 2014 Since 2019	Chief Executive Officer, IMC Group, LLC (2020 – present); Chief Executive Officer, Cognios Capital (investment management firm) (2015-2019); President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	10	FNEX Ventures (2018-Present)
Arthur Q. Falk: 1937	Trustee	Since 2011	Retired. President, Murray Hill Financial Marketing (financial marketing consultant) (1990-2012).	10	None
Tom M. Wirtshafter: 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009-present).	10	None
Steven D. Poppen: 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999-present).	10	M3Sixty Funds Trust (3 portfolios) (2015-present); FNEX Ventures (2018-present)
Thomas J. Schmidt: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (financial services consulting practice) (2015-Present); Vice President, DST Systems, Inc. (financial services transfer agent) (1986-2014).	10	FNEX Ventures (2018-present)
Interested Trustee*
Randall K. Linscott: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013-present); Chief Operating Officer, M3Sixty Administration LLC (2011–2013); Division Vice President, Boston Financial Data Services (2005–2011).	10	M3Sixty Funds Trust (3 portfolios) (2015-present)

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
András P. Teleki: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015–present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016–present); Chief Compliance Officer and Secretary, WP Trust (2016- present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–present); Partner, K&L Gates, (2009–2015).	N/A	N/A
Brandon J. Byrd: 1981	Assistant Secretary and Anti-Money Laundering Officer Vice President	Since 2013 Since 2018	Chief Operating Officer, M3Sixty Administration, LLC (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016); Division Manager - Client Service Officer, Boston Financial Data Services (mutual find service provider) (2010-2012).	N/A	N/A
Larry E. Beaver, Jr.: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017- present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017). Chief Accounting Officer, Amidex Funds, Inc. (2003-present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-2017). Treasurer, 360 Funds (2007-2017); Treasurer, M3Sixty Funds Trust (2015-2017); Treasurer, WP Trust (2015-2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
John H. Lively: 1969	Assistant Secretary	Since 2017	Attorney, Practus, LLP (law firm) (May 2018-present); Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm) (2010-May 2018).	N/A	N/A
Ted L. Akins: 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A

* Mr. Linscott is an Interested Trustee because he is Chief Executive Officer and principal owner of M3Sixty Administration, LLC, the Fund’s administrator and transfer agent.

Board Structure. The Trust’s Board of Trustees includes five independent Trustees and one interested Trustee, Mr. Linscott. Mr. DiCenzo, one of the Trust’s independent Trustees, serves as the Chairman of the Board. The Trustees have determined that the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”), as well as each Board function. With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Funds. During these meetings, the Board receives reports from the Funds’ administrator, transfer agent, distributor and Trust management, including the Trust’s President, Mr. Linscott, and the Trust’s Chief Compliance Officer, Mr. Teleki, on regular quarterly items and, where appropriate and as needed, on specific issues. As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, a Nominating and Corporate Governance Committee and a Proxy Voting Committee (discussed in more detail below). Each of these Committees is comprised entirely of independent Trustees.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Independent Trustees

Gary W. DiCenzo	Mr. DiCenzo was responsible for the overall operation and strategic direction of Cognios Capital between 2015 and 2019. Prior to joining Cognios Capital, Mr. DiCenzo was President & CEO of Chicago based strategic consulting firm IMC Group. Mr. DiCenzo also led Scout Investment Advisors as President of the Scout Mutual Fund complex, the President & CEO of Scout Distributors and as a board director to the advisor from 2003-2010. Over the past 25 years, he has focused on the strategic planning and growth for both institutional and mutual fund investment managers. Mr. DiCenzo received an MBA and a Bachelor’s Degree in Management from Rhode Island College.

Arthur Q. Falk	For over 20 years, Mr. Falk was the President of Murray Hill Financial Marketing, a financial marketing consulting firm and is now retired. Murray Hill provides consulting services on the development of mutual funds and similar investment products.

Tom M. Wirtshafter	Mr. Wirtshafter has more than 30 years’ experience managing and operating a wide range of financial services companies, and is currently a Senior Vice President at American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser.

Steven D. Poppen	Mr. Poppen is currently the Executive Vice President and Chief Financial Officer for the Minnesota Vikings professional football team. In his role, Mr. Poppen is responsible for all financial aspects of the team, including business planning, budgeting, day-to-day financial and administrative operations, human resources, facilities, and U.S. Bank Stadium project financing. Prior to joining the Vikings’ organization, Mr. Poppen was a Certified Public Accountant in the business assurance group of PricewaterhouseCoopers LLP. Mr. Poppen currently is a member of the Minnesota State Fair Foundation board of directors and previously held board of director positions with a number of nonprofit organizations.

Thomas J. Schmidt	Mr. Schmidt has more than 30 years’ experience managing and operating financial services companies and is currently Principal of Tom Schmidt & Associates Consulting, LLC, a financial services consulting practice. Prior to this, he served as Vice President of DST Systems, Inc., a financial services transfer agent.

Interested Trustee

Randall K. Linscott	Mr. Linscott has over 20 years’ experience with a wide range of financial services companies, including service at PricewaterhouseCoopers, an international public accounting firm, as well as Boston Financial Data Services, a transfer agency, prior to his role at M3Sixty Administration, LLC and with the Trust.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee, with Mr. Wirtshafter serving as the Audit Committee Chair and financial expert. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements and interacts with the Funds’ independent auditors on behalf of all the Trustees. The Audit Committee also serves as the Trust’s qualified legal compliance committee. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met five times with respect to the Funds in the fiscal year ended September 30, 2019.

Nominating and Corporate Governance Committee: All of the Independent Trustees are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meeting of the shareholders of the Trust. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter included as Appendix B hereto. This charter also describes the process by which shareholders may make nominations. The Nominating Committee meets only as necessary and did not meet during the fiscal year ended September 30, 2019.

Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the adviser/sub-adviser, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s adviser/sub-adviser, principal underwriter or an affiliated person of the Fund, its investment adviser/sub-adviser or principal underwriter, on the other hand. The Proxy Voting Committee will also reviews the Trust’s Proxy Voting Policy and recommends any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended September 30, 2019.

Fair Value Committee. In addition to the foregoing Committees established by the Board, the Trust has also established a Fair Value Committee. A representative of the adviser/sub-adviser (as applicable) and Messrs. DiCenzo, Falk, Schmidt, Beaver, Byrd and Teleki are members of the Fair Value Committee. Messrs. Byrd and Teleki (or his designee) serve in an advisory role and are non-voting members of the Fair Value Committee. The Fair Value Committee oversees the valuation of restricted securities and any other security that may be purchased for the Trust’s portfolio for which a readily available market quotation is not available and implements guidelines and instructions adopted by the Board regarding the valuation of restricted securities held by the Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information. The Fair Value Committee reviews relevant market conditions for any restricted security held by the Fund on a daily basis to determine the appropriate value for such restricted security. The Fair Value Committee met 12 times with respect to the Funds for the fiscal year ended September 30, 2019.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of the Funds’ equity securities beneficially owned by each Trustee and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2018 and stated as one of the following ranges: A = None; B = $1-$10,000; C = 10,001-$50,000; D - $50,001-100,000; and E = over $100,000.

Name of Director	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Trustees
Gary W. DiCenzo	EAS Crow Point Alternatives Fund	A	A
	Crow Point Global Tactical Allocation Fund	A	A
	Crow Point Alternative Income Fund	A	A
	RVX Emerging Markets Equity Fund	A	A
	Midwood Long/Short Equity Fund	A	A
Arthur Q. Falk	EAS Crow Point Alternatives Fund	A	A
	Crow Point Global Tactical Allocation Fund	A	A
	Crow Point Alternative Income Fund	A	A
	RVX Emerging Markets Equity Fund	A	A
	Midwood Long/Short Equity Fund	A	A
Tom M. Wirtshafter	EAS Crow Point Alternatives Fund	A	A
	Crow Point Global Tactical Allocation Fund	A	A
	Crow Point Alternative Income Fund	A	A
	RVX Emerging Markets Equity Fund	A	A
	Midwood Long/Short Equity Fund	A	A

Name of Director	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Steven D. Poppen	EAS Crow Point Alternatives Fund	A	A
	Crow Point Global Tactical Allocation Fund	A	A
	Crow Point Alternative Income Fund	A	A
	RVX Emerging Markets Equity Fund	A	A
	Midwood Long/Short Equity Fund	A	A
Thomas J. Schmidt	EAS Crow Point Alternatives Fund	A	A
	Crow Point Global Tactical Allocation Fund	A	A
	Crow Point Alternative Income Fund	A	A
	RVX Emerging Markets Equity Fund	A	A
	Midwood Long/Short Equity Fund	A	A
Interested Trustee
Randall K. Linscott	EAS Crow Point Alternatives Fund	A	A
	Crow Point Global Tactical Allocation Fund	A	A
	Crow Point Alternative Income Fund	A	A
	RVX Emerging Markets Equity Fund	A	A
	Midwood Long/Short Equity Fund	A	A

As of January 6, 2020, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the then outstanding shares of the Funds as provided below. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Funds as of January 6, 2020.

EAS Fund

Investor Class Shares

Percentage
Name and Address of Principal Holder	Owned of Record

Charles Schwab & Co. Inc.	9.51%
Special Custody A/C FBO Customers
ATTN Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Financial Services LLC	6.56%
499 Washington Blvd
Jersey City, NJ 07310

TD Ameritrade Trust Company	5.86%
PO Box 17748
Denver, CO 80217

TD Ameritrade FBO/Allen Garbarino	5.98%
Novato, CA 94947

TD Ameritrade FBO/Dave J. Garbarino Revocable Trust	5.98%
Novato, CA 94947

National Financial Services LLC	5.98%
499 Washington Blvd
Jersey City, NJ 07310

Institutional Class Shares

Name and Address of Principal Holder	Percentage Owned of Record

Donald T. Bollinger 400 Poydras Street, Suite 2480 New Orleans, LA 70130	17.68%

Name and Address of Principal Holder	Percentage Owned of Record
Ryan D. Bollinger	8.85%
Irrevocable Trust
400 Poydras Street, Suite 2480
New Orleans, LA 70130

Bollinger Private Equity, LLC	14.98%
400 Poydras Street, Suite 2480
New Orleans, LA 70130

The Bryn Mawr Trust Company	9.47%
FBO/Draper & Co.
801 Lancaster Avenue
Bryn Mawr, PA 19010

Raymond James & Assoc. Inc.	7.15%
FBO Julie Darrough
Portland, OR 97209

Charles Schwab & Co Inc.	7.09%
FBO Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Raymond James & Assoc. Inc.	6.20%
FBO Junki Yoshida Revocable Trust
8440 NE Alderwood Rd., Suite A
Portland, OR 97220

Global Fund

Investor Class Shares

Percentage
Name and Address of Principal Holder	Owned of Record

Charles Schwab & Co. Inc.	30.57%
Special Custody A/C FBO Customers
ATTN Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Margaret H Small Living Trust	23.56%
Seminole, FL 33776

TD Ameritrade FBO/Patrick J. Hanlon	6.40%
Portland, OR 97229

TD Ameritrade FBO/Janet Lee Jones	6.86%
Everett, WA 98204

National Financial Services LLC	9.41%
499 Washington Blvd
Jersey City, NJ 07310

National Financial Services LLC	7.37%
499 Washington Blvd
Jersey City, NJ 07310

Institutional Class Shares

Percentage
Name and Address of Principal Holder	Owned of Record
Charles Schwab & Co	14.87%
FBO Customers
Attn Mutual Funds
211 Main Street
San Francisco, CA 94105

The Bryn Mawr Trust Company	19.43%
FBO/Draper & Co.
801 Lancaster Avenue
Bryn Mawr, PA 19010

Raymond James & Assoc. Inc.	11.47%%
FBO Junki Yoshida Revocable Trust
8440 NE Alderwood Rd., Suite A
Portland, OR 97220

Raymond James & Assoc. Inc.	8.08%
FBO Julie Darrough

Morgan Stanley Smith Barney LLC	7.71%
1 New York Plaza
New York, NY 10004

Income Fund

Investor Class Shares

Percentage
Name and Address of Principal Holder	Owned of Record

Charles Schwab & Co. Inc.	25.67%
Special Custody A/C FBO Customers
ATTN Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

The Bryn Mawr Trust Company	23.83%
FBO/Draper & Co.
801 Lancaster Avenue
Bryn Mawr, PA 19010

Investor Class Shares

Name and Address of Principal Holder	Percentage Owned of Record

Peter J. DeCaprio/Diane G DeCaprio Dorchester Center, MA 02124	100%

RVX Fund

Institutional Class Shares

Percentage
Name and Address of Principal Holder	Owned of Record

Jacques Gliksberg and	6.64%
Daniela Gliksberg Joint Tenants
Highland Park, IL 60035
Sergio and Miriam Kiblisky Trust
20900 NE 30th Ave., Suite 401
Miami, FL 33180	13.28%

EAS Crow Point Alternatives Fund
4300 Shawnee Mission Parkway, Suite 100
Mission, KS 66205	43.18%

Crow Point Global Tactical Allocation Fund
(f/k/a Crow Point Defined Risk Global Equity Income Fund)
4300 Shawnee Mission Parkway, Suite 100	9.68%
Mission, KS 66205

Charles Schwab & Co Inc.
FBO Customers
ATTN Mutual Funds	15.94%
211 Main Street
San Francisco, CA 94105

Midwood Fund

Institutional Class Shares

Name and Address of Principal Holder	Percentage
Owned of Record

Anita Nagler Revocable Trust	18.05%
318 S Michigan Ave #700
Chicago, IL 60604

Fifth Third Bank	9.71%
FBO Roth IRA of Robert Fay Moyer Jr.
318 S Michigan Ave
Chicago, IL 60604

David E. Cohen	21.29%
Chestnut Hill, MA

Miller Family Nominee Trust	8.47%
247 Commonwealth Ave #4
Boston, MA 02116

The Shapiro Equity Investments LLC	8.50%
South Hamilton, MA 01982

Kenneth Rainin Foundation	12.81%
155 Grand Avenue Suite 1000
Oakland, CA 94612

Compensation. Officers of the Trust and Trustees who are “interested persons” of the Trust or the adviser/sub-adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Effective April 25, 2019, each Trustee who is not an “interested person” receives a fee of $5,000 each year, plus a fee of $1,500 per Fund each year, and $200 per Fund per Board or committee meeting attended. Prior to April 25, 2019, each Trustee who is not an “interested person” received a fee of $1,500 per Fund each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee*	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees**
Independent Trustees
Gary W. DiCenzo	$12,946	None	None	$30,950
Arthur Q. Falk	$12,946	None	None	$30,950
Tom M. Wirtshafter	$11,946	None	None	$29,750
Steven D. Poppen	$11,946	None	None	$29,750
Thomas J. Schmidt	$12,946	None	None	$30,950
Interested Trustee
Randall K. Linscott

* Figures are for the fiscal year ended September 30, 2019.

** Each of the Trustees serves as a Trustee to the 10 funds of the Trust.

MANAGEMENT AND ADMINISTRATION

Investment Advisers. Crow Point Partners LLC (“Crow Point” or the “Adviser”), located at 25 Recreation Park Dr., Suite 206, Hingham, Massachusetts 02043, serves as the Funds’ investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Crow Point was established in 2006 and serves primarily individual investors, financial advisers and registered investment companies. The Adviser is principally owned and controlled by its three Managing Members/Managing Directors, Timothy P. O’Brien, David Cleary and Peter J. DeCaprio. As of September 30, 2019, it had approximately $977 million in asset under management.

Winthrop Asset Management, LLC (“Winthrop” or “Sub-Adviser”), located at 20 East 91st Street, Suite 200, Indianapolis, Indiana 46240, serves as the investment sub-adviser to the Income Fund. Winthrop was registered with the U.S. Securities and Exchange Commission as an investment adviser on April 30, 2010. As of September 30, 2019, Winthrop had approximately $1.1 billion in assets under management.

RVX Asset Management, LLC (“RVX” or “Sub-Adviser”), located at 20900 NE 30th Street, Suite 401, Aventura, Florida 33180, serves as the investment sub-adviser to the RVX Fund. RVX was founded in August 2015. As of September 30, 2019, RVX had approximately $190 million in assets under management.

Midwood Capital Management LLC (“Midwood” or “Sub-Adviser”), located at 280 Summer Street, Suite M1, Boston, MA 02210, serves as investment sub-adviser to the Midwood Fund. Midwood was founded in 2003. As of September 30, 2019, Midwood had approximately $25 million in assets under management.

EAS Fund

Pursuant to a reorganization that took place on October 13, 2017, the EAS Fund is a successor by merger to the EAS Fund Predecessor Fund.

Under the Advisory Agreement for the EAS Fund, the Adviser, under the supervision of the Board, agrees to invest the assets of the EAS Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the EAS Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the EAS Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the EAS Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the EAS Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

The following table sets forth the annual management fee (computed daily and payable monthly) rate payable by the EAS Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the EAS Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
EAS Crow Point Alternatives Fund	1.00%

Although the Adviser will be the sole recipient of the management fee disclosed above, the Adviser has agreed to share a portion of its revenue from the EAS Fund’s operations with its affiliate, Emerald Allocation Strategies, LLC (“EAS”). EAS is responsible for promoting the Adviser’s investment strategies to the advisor/broker-dealer community.

Pursuant to an operating expense limitation agreement between the Adviser and the EAS Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the EAS Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.70% of the average daily net assets of each share class of the EAS Fund through January 31, 2021.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the EAS Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the EAS Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The EAS Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. The operating expense limitation agreement can be terminated only by, or with the consent, of the Board of Trustees.

The EAS Fund invested a portion of its assets in other Trust series that are affiliated with the Adviser. As such, the Adviser has agreed to waive its advisory fees on the portion of the EAS Fund’s assets that are invested in these affiliated funds. For the fiscal year ended April 30, 2018, the fiscal period ended September 30, 2018, and the fiscal year ended September 30, 2019, the Adviser waived $54,616, $25,402, and $81,890, respectively, in advisory fees related to assets invested in these affiliated funds. This waiver is in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraph and are not recoupable.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the EAS Fund. Under the terms of the Advisory Agreement, the EAS Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or the Distributor (as defined under the section entitled (“The Distributor”); (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the EAS Fund and of pricing the EAS Fund’s shares; (d) the charges and expenses of legal counsel and independent accountants for the EAS Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the EAS Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the EAS Fund to governmental agencies; (g) the fees of any trade association of which the Trust may be a member; (h) the cost of share certificates representing shares of the EAS Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the EAS Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the EAS Fund’s registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and (m) dividend expense on securities sold short.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the EAS Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the EAS Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. A discussion of the Board’s considerations in the approval of the Advisory Agreement is included in the EAS Fund’s Semi-Annual Report to Shareholders dated October 31, 2017.

The EAS Fund Predecessor Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
April 30, 2016	$270,702	($177,286)	$0	$93,416
April 30, 2017	$246,727	($100,591)	$0	$146,136

The EAS Fund Predecessor Fund and the EAS Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
April 30, 2018	$231,659	$(179,534)	$0	$52,125

The EAS Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
September 30, 2018	$109,998	$(74,935)	$0	$35,063
September 30, 2019	$348,751	$(127,652)	$0	$221,099

Global Fund

Pursuant to the reorganization that took place on October 6, 2017, the Global Fund is a successor by merger to the Global Fund Predecessor Fund.

Under the Advisory Agreement for the Global Fund, the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Global Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Global Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Global Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Global Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Global Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Global Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Global Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include: providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Global Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Global Fund’s records and the registration of the Global Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Global Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee (computed daily and payable monthly) rate payable by the Global Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Global Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Crow Point Global Tactical Allocation Fund	0.80%

After an initial period of two years, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Global Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Global Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Global Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Effective September 28, 2018, the Global Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares, respectively. Pursuant to an operating expense limitation agreement between the Adviser and the Fund in effect prior to January 23, 2020, the Adviser agreed to waive or reduce its fees and to assume other expenses of the Global Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Global Fund’s business) to not more than 1.35% of the average daily net assets of each share class of the Global Fund through January 31, 2020, subject thereafter to annual re-approval of the agreement by the Board of Trustees.

Pursuant to an operating expense limitation agreement between the Adviser and the Fund in effect on and after January 23, 2020, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Global Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 of the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Global Fund’s business) to not more than 1.43% of the average daily net assets of each share class of the Global Fund through January 31, 2021, subject thereafter to annual re-approval of the agreement by the Board of Trustees.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Global Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Global Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Global Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. The operating expense limitation agreement can be terminated only by, or with the consent, of the Board of Trustees.

The Global Fund invested a portion of its assets in the other Trust series that are affiliated with the Adviser. As such, the Adviser has agreed to waive its advisory fees on the portion of the Global Fund’s assets that are invested in these affiliated funds. For the fiscal year ended May 31, 2018, the fiscal period ended September 30, 2018, and the fiscal year ended September 30, 2019, the Adviser waived $1,084, $4,383, and $13,101, respectively, in advisory fees related to assets invested in the affiliated funds. This waiver is in addition to amounts waived pursuant to the contractual expense limitations detailed in the above paragraph and are not recoupable.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Global Fund. Under the terms of the Advisory Agreement, the Global Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or the Distributor; (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Global Fund and of pricing the Global Fund’s shares; (d) the charges and expenses of legal counsel and independent accountants for the Global Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Global Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Global Fund to governmental agencies; (g) the fees of any trade association of which the Global Fund may be a member; (h) the cost of share certificates representing shares of the Global Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Global Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Global Fund’s registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and (m) dividend expense on securities sold short.

The Advisory Agreement was initially in effect for two years and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Global Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Global Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. A discussion of the Board’s considerations in the approval of the Advisory Agreement is included in the Global Fund’s Semi-Annual Report to Shareholders dated November 30, 2017.

The Global Fund Predecessor Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
May 31, 2016	$67,283	($67,283)	$(196,985)	$0
May 31, 2017	$72,708	($72,708)	$(132,783)	$0

The Global Fund Predecessor Fund and the Global Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
May 31, 2018	$99,433	$(99,433)	$(134,092)	$0

The Global Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
September 30, 2018	$50,095	$(50,095)	$(29,344)	$0
September 30, 2019	$171,580	$(171,580)	$(9,472)	$0

Income Fund

Pursuant to a reorganization that took place on October 6, 2017, the Income Fund is a successor by merger to the Income Fund Predecessor Fund.

Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Income Fund’s investment-related business affairs. Pursuant to the Advisory Agreement for the Income Fund, the Adviser, subject to the supervision of the Board of Trustees, and in conformity with the stated policies of the Income Fund, manages the portfolio investment operations of the Income Fund. The Adviser has overall supervisory responsibilities for the general management and investment of the Income Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees. In general, the Adviser’s duties include setting the Income Fund’s overall investment strategies and asset allocation.

Under the Advisory Agreement, the Adviser, under the supervision of the Board of Trustees, agrees to invest the assets of the Income Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Income Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Income Fund and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Income Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Income Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Adviser also provides the Income Fund with all necessary office facilities and personnel for servicing the Income Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Income Fund or the Adviser performing services relating to research, statistical and investment activities.

The following table sets forth the annual management fee (computed daily and payable monthly) rate payable by the Income Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Income Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Crow Point Alternative Income Fund	1.00%

Pursuant to an operating expense limitation agreement between the Adviser and the Income Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Income Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 2.00% of the average daily net assets of each share class of the Income Fund through January 31, 2021.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Income Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Income Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Income Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. The operating expense limitation agreement can be terminated only by, or with the consent, of the Board of Trustees.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Income Fund. Under the terms of the Advisory Agreement, the Income Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or the Distributor; (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Income Fund and of pricing the Income Fund’s shares; (d) the charges and expenses of legal counsel and independent accountants for the Income Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the Income Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Income Fund to governmental agencies; (g) the fees of any trade association of which the Income Fund may be a member; (h) the cost of share certificates representing shares of the Income Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the Income Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Income Fund’s registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and (m) dividend expense on securities sold short.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Income Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Income Fund’s outstanding shares (with respect to the Fund). The Advisory Agreement shall terminate automatically in the event of its assignment. A discussion of the Board’s considerations in the approval of the Advisory Agreement is included in the Income Fund’s Semi-Annual Report to Shareholders dated March 31, 2018.

The Adviser has selected Winthrop to manage a portion of the Income Fund’s portfolio consistent with Winthrop’s fixed income skill set, as well as applicable market conditions and opportunities, while the Adviser manages the balance of the Income Fund’s portfolio. This selection was approved by the Board of Trustees and the Income Fund’s shareholders.

The Sub-Advisory Agreement between the Adviser and Winthrop provides that Winthrop shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, Winthrop receives a fee from the Adviser. The fee payable to Winthrop by the Adviser under the Sub-Advisory Agreement is 0.25% for $0 to $50 million in assets under management and 0.20% for over $50 million in assets under management. The Adviser pays sub-advisory fees to Winthrop from its advisory fee. The compensation of any officer, director or employee of Winthrop is paid by Winthrop.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Income Fund. The Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by Winthrop, or by holders of a majority of the Income Fund’s outstanding shares. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment. A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement will be available in the Income Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019.

In addition, the Sub-Advisory Agreement provides that Winthrop shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The Income Fund Predecessor Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
September 30, 2016	$92,466	$ (92,466)	$(16,829)	$0
September 30, 2017	$65,321	$ (65,321)	$(65,609)	$0

The Income Fund Predecessor Fund and the Income Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
September 30, 2018	$113,068	$(80,949)	$0	$32,119

The Income Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
September 30, 2019	$110,909	$(110,909)	$(12,103)	$0

RVX Fund

Under the Advisory Agreement for the RVX Fund, the Adviser reviews, supervises and administers the RVX Fund’s investment program, subject to the oversight of, and policies established by, the Board of Trustees of the Trust. The Adviser is responsible for selecting the RVX Fund’s sub-adviser(s), subject to approval by the Board. The Adviser selects a sub-adviser that has shown good investment performance in its areas of expertise. The Adviser considers various factors in evaluating a sub-adviser, including:

●	Level of knowledge and skill;

●	Performance as compared to its peers or benchmark;

●	Level of compliance with investment rules and strategies;

●	Employees’ facilities and financial strength; and

●	Quality of service.

The Adviser will continually monitor a sub-adviser’s performance through various analyses and through in-person, telephone and written consultations with the sub-adviser. The Adviser discusses its expectations for performance with a sub-adviser and provides evaluations and recommendations to the Board, including whether or not the sub-adviser’s contract should be renewed, modified or terminated.

The Adviser is also responsible for running all of the operations of the RVX Fund, except those that are subcontracted to the sub-adviser, custodian, transfer agent, administrative agent or other parties. For its services, the Adviser is entitled to receive an investment advisory fee from the RVX Fund. The Adviser pays a sub-advisory fee to the sub-adviser from its advisory fee.

The following table sets forth the annual management fee (computed daily and payable monthly) rate payable by the RVX Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the RVX Fund’s average daily net assets:

FUND	TOTAL ADVISORY FEE
RVX Emerging Markets Equity Fund	0.90%

Pursuant to an operating expense limitation agreement between the Adviser and the RVX Fund, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the RVX Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.25% of the average daily net assets of each share class of the RVX Fund through January 31, 2021. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the RVX Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the RVX Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The RVX Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. The operating expense limitation agreement can be terminated only by, or with the consent, of the Board of Trustees.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the RVX Fund. Under the terms of the Advisory Agreement, the RVX Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser; (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or the Distributor (as defined under the section entitled (“The Distributor”); (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the RVX Fund and of pricing the RVX Fund’s shares; (d) the charges and expenses of legal counsel and independent accountants for the RVX Fund; (e) brokerage commissions and any issue or transfer taxes chargeable to the RVX Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the RVX Fund to governmental agencies; (g) the fees of any trade association of which the Trust may be a member; (h) the cost of share certificates representing shares of the RVX Fund; (i) the cost of fidelity and liability insurance; (j) the fees and expenses involved in registering and maintaining registration of the RVX Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the RVX Fund’s registration statements and prospectuses for such purposes; (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and (m) dividend expense on securities sold short.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the RVX Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the RVX Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment. A discussion of the Board’s considerations in the approval of the Advisory Agreement is included in the RVX Fund’s Annual Report to Shareholders dated September 30, 2018.

In addition, the Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The Adviser has selected RVX to manage the RVX Fund’s assets. This selection was approved by the Board of Trustees. RVX makes the investment decisions for the RVX Fund and continuously reviews, supervises and administers the RVX Fund’s overall investment program, subject to the oversight of, and policies established by, the Board.

The Sub-Advisory Agreement provides that RVX shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, RVX receives a fee from the Adviser. RVX’s fee is accrued daily and paid monthly, based on the RVX Fund’s average net assets during the current month. The Adviser pays sub-advisory fees to RVX from its advisory fee. The compensation of any officer, director or employee of RVX is paid by RVX.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the RVX Fund. The Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by RVX, or by holders of a majority of the RVX Fund’s outstanding shares. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment. A discussion of the Board’s considerations in the approval of the Sub-Advisory Agreement is included in the RVX Fund’s Annual Report to Shareholders dated September 30, 2018.

In addition, the Sub-Advisory Agreement provides that RVX shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The RVX Fund paid the following advisory fees to the Adviser pursuant to the Advisory Agreement, of which the Adviser waived or recouped the amount set forth in the table below:

Fiscal Period Ended	Advisory Fee	Recoupment (Waiver)	Expense Reimbursement	Advisory Fee after Waiver
September 30, 2018	$17,696	$(17,696)	$(43,656)	$0
September 30, 2019	$54,923	$(54,923)	$(83,877)	$0

In addition to the management fees described above, the Adviser may also receive certain benefits from its management of the Funds in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Advisory Agreements. For a description of these potential benefits, see the description under “Portfolio Transactions and Brokerage Allocation -- Brokerage Selection.”

Midwood Fund

Under the Advisory Agreement, the Adviser reviews, supervises, and administers the Fund’s investment program, subject to the oversight of, and policies established by, the Board of Trustees of the Trust. The Adviser is responsible for selecting the Fund’s sub-adviser(s), subject to approval by the Board. The Adviser selects a sub-adviser that has shown good investment performance in its areas of expertise. The Adviser considers various factors in evaluating a sub-adviser, including:

●	Level of knowledge and skill;

●	Performance as compared to its peers or benchmark;

●	Level of compliance with investment rules and strategies;

●	Employees’ facilities and financial strength; and

●	Quality of service.

The Adviser will continually monitor the Sub-Adviser’s performance through various analyses and through in-person, telephone, and written consultations with the Sub-Adviser. The Adviser discusses its expectations for performance with the Sub-Adviser and provides evaluations and recommendations to the Board, including whether or not the Sub-Adviser’s contract should be renewed, modified, or terminated.

The Adviser is also responsible for running all of the operations of the Fund, except those that are subcontracted to the Sub-Adviser, custodian, transfer agent, administrative agent, or other parties. For its services, the Adviser is entitled to receive an investment advisory fee from the Fund at an annualized rate 1.25%, based on the average daily net assets of the Fund. The Adviser pays a sub-advisory fee to the Sub-Adviser from its advisory fee.

The following table sets forth the annual advisory fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL ADVISORY FEE
Midwood Long/Short Equity Fund	1.25%

The Adviser has entered into a written expense limitation agreement, through at least January 31, 2022, under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) to an annual rate of 2.25% of the average daily net assets of each class of shares of the Fund. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. This expense cap agreement may be terminated by either party upon 90 days’ written notice provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”), (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business, and (m) dividend expense on securities sold short.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Fund’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

In addition, the Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The Adviser has selected Midwood to manage the Fund’s assets. This selection was approved by the Board of Trustees. The Sub-Adviser makes the investment decisions for the Fund, and continuously review, supervise and administer the Fund’s overall investment program, subject to the oversight of, and policies established by, the Board.

The sub-advisory agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, the Sub-Adviser receives a fee from the Adviser. The Sub-Adviser’s fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month. The Adviser pays sub-advisory fees to the Sub-Adviser from its advisory fee. The compensation of any officer, director, or employee of the Sub-Adviser is paid by the Sub-Adviser.

The Sub-Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Sub-Adviser, or by holders of a majority of that Fund’s outstanding shares. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment.

In addition, the Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

Portfolio Managers.

EAS Fund

Peter J. DeCaprio has served as a Portfolio Manager of the EAS Fund since March 2013, and David Cleary has served as a Portfolio Manager of the EAS Fund since October 2017.

Global Fund

Peter J. DeCaprio has served as a Portfolio Manager of the Global Fund since April 2012, and David Cleary has served as a Portfolio Manager of the Global Fund since October 2017.

Income Fund

Peter J. DeCaprio and David Cleary of the Adviser have served the Fund as portfolio managers since February 2016 and October 2017, respectively. Gregory J. Hahn and Adam Coons of Winthrop have served the Fund as portfolio managers since June 2019.

RVX Fund

Cindy New and Robin Kollannur have served as Portfolio Managers of the RVX Fund since its inception.

Midwood Fund

David Cohen has served as Portfolio Manager of the Midwood Fund since its inception.

As of September 30, 2019, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Funds:

Portfolio	Account	Performance-Based Fees		Non-Performance-Based Fees
Manager	Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Peter J. DeCaprio	Registered Investment Company	0	0	2	$50.0 mil
	Other Pooled Investment Vehicles	1	$1.25	0	0
	Other Accounts	0	0	0	0

David Cleary	Registered Investment Company	0	0	2	$40.0 mil
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Cindy New	Registered Investment Company	0	0	1	$7 mil
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Robin Kollannur	Registered Investment Company	0	0	1	$7 mil
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Gregory J. Hahn	Registered Investment Company	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	28	$844 mil

Adam Coons	Registered Investment Company	0	0	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	47	$43 mil

David Cohen	Registered Investment Company	0	0	1	$25 mil
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	0	0	0	0

Conflicts of Interest.

EAS Fund, Global Fund and Income Fund

Conflicts of Interest. As indicated in the table above, a portfolio manager may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). The portfolio manager makes investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.

When the portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the EAS Fund.

When allocating investments among client accounts, the portfolio managers have the fiduciary obligation to treat each client equally, regardless of account size or fees paid. All clients at the same custodian (or trading desk) receives the same average price for each transaction. In the event that a trade is partially completed, a portfolio manager will allocate the executed portion of the transaction on a pro rata basis among participating accounts. The participating accounts will receive the average price and transaction costs will be assessed at the commission rate applicable to each account.

Accounts with directed brokerage arrangements will be traded subsequent to non-directed brokerage accounts. The portfolio managers supply model portfolios to third party platforms where other advisers may choose to use them in managing their clients’ assets. Models and model changes will be communicated to other platforms on a rotational basis only after the portfolio manager has communicated these changes to its own internal trading department.

Compensation. As of September 30, 2019, each Portfolio Manager for the EAS Fund, the Global Fund and the Income Fund receives a fixed salary and is eligible to receive a bonus which is dependent upon both the Adviser’s profitability, as applicable, and management’s discretion for serving as the Fund’s portfolio manager.

Income Fund

Conflicts of Interest. Winthrop is subject to certain conflicts of interest in the management of its business. These conflicts will arise primarily from the involvement of Winthrop and its affiliates in other outside business activities that may conflict with Winthrop’s business. Winthrop and its affiliates engage in a broad spectrum of activities.

In the ordinary course of their business activities, an affiliated entity may engage in activities where their interests or the interests of their clients may conflict with our interests.

Management Persons of Winthrop may also be Management Persons of Sanctuary Securities, LLC. In this capacity, these management persons may receive additional compensation from Sanctuary Securities, LLC. Clients should be aware that the receipt of additional compensation itself creates an inherent conflict of interest and may affect the judgment of employees when making recommendations. To mitigate this potential conflict, the Firm monitors all employees’ activities when serving as an Investment Adviser to clients, which may include reviewing a sample of correspondence and monitoring client account holdings and transactions. Winthrop also attempts to mitigate this conflict of interest by requiring all employees to acknowledge the firm’s Code of Ethics, their individual fiduciary duty to the clients of the Firm, which requires that employees put the interests of clients ahead of their own. The members of the investment committee may also act as the managing member or investment committee for other investment vehicles managed by one of our affiliates. In doing so, they make decisions that may not be under the control of the firm’s investment committee.

In the event that Sanctuary Securities acts as a broker-dealer for a client of Winthrop, a conflict of interest may be present. To address any conflict of interest, Winthrop has implemented specific policies and procedures as described herein to ensure any transaction is in the client’s best interest.

Compensation. As of September 30, 2019, the Portfolio Managers are paid a fixed salary and is eligible to receive a bonus based on the performance of the Portfolio Manager and the performance of Winthrop.

RVX Fund

Conflicts of Interest. RVX manages assets for other pooled investment vehicles and/or other accounts. Accordingly, potential conflicts of interest may be present. For example, RVX may receive fees from certain accounts that are higher than the fees received from the RVX Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the RVX Fund. In addition, to the extent that a portfolio manager seeks to purchase or sell the same security for multiple client accounts and the order is only partially filled, RVX has an incentive to favor the higher and/or performance-based fee accounts over the RVX Fund. RVX has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the RVX Fund from time to time. Notwithstanding the foregoing, RVX will act in the best interest of the RVX Fund in accordance with its fiduciary duty to the RVX Fund.

Compensation. As of September 30, 2019, the Portfolio Managers are paid a base salary as well as incentive compensation for their roles as managing partners of RVX.

Midwood Fund

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The management of multiple accounts may result in potential conflicts of interest. For example, the Sub-Adviser may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a Portfolio Manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, to the extent that a Portfolio Manager seeks to purchase or sell the same security for multiple client accounts and the order is only partially filled, the Sub-Adviser has an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time. Notwithstanding the foregoing, the Sub-Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

Compensation. The Portfolio Manager is compensated based on the monthly net profits of the Sub-Adviser. The Portfolio Manager receives additional compensation based on the year-end profit of the Sub-Adviser. None of the Portfolio Manager’s compensation is based on the performance of the Fund.

Ownership. As of the date of this SAI, no shares of the Fund were outstanding and the Portfolio Manager did not beneficially own any shares of the Fund.

Ownership. The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of the fiscal periods/years ended September 30, 2019 using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; G = over $1,000,000:

Name of Portfolio Manager	Dollar Range of Equity Securities in the EAS Crow Point Alternatives Fund
Peter J. DeCaprio	E
David Cleary	F

Name of Portfolio Manager	Dollar Range of Equity Securities in the Crow Point Global Tactical Allocation Fund
Peter J. DeCaprio	E
David Cleary	E

Name of Portfolio Manager	Dollar Range of Equity Securities in the Crow Point Alternative Income Fund
Peter J. DeCaprio	D
David Cleary	E
Gregory J. Hahn	A
Adam Coons	A

Name of Portfolio Manger	Dollar Range of Equity Securities in the RVX Emerging Markets Equity Fund
Cindy New	A
Robin Kollannur	A

Name of Portfolio Manger	Dollar Range of Equity Securities in the Midwood Long/Short Equity Fund
David Cohen	N/A*

* The Midwood Long/Short Equity Fund had not commenced operations as of September 30, 2019.

Administrator. M3Sixty Administration, LLC (“M3Sixty” or the “Administrator”), with principal offices at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, provides accounting, administrative, transfer agency, dividend disbursing agency and shareholder servicing agency services for the Funds pursuant to an Investment Company Services Agreement (the “Services Agreement”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of a Fund’s portfolio securities; (d) pricing a Fund’s shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring a Fund’s legal compliance; and (j) maintaining shareholder account records.

EAS Fund

Prior to the reorganization that took place on October 13, 2017, Gemini Fund Services, Inc. (“GFS”), 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 served as administrator, fund accountant, and transfer agent for the EAS Fund Predecessor Fund. For the fiscal year ended April 30, 2017, the EAS Fund Predecessor Fund paid $62,225 to FGS for administrative fees. For the fiscal year ended April 30, 2017, the EAS Fund Predecessor Fund paid $37,662 to GFS for fund accounting fees. For the fiscal year ended April 30, 2017, the EAS Fund Predecessor Fund paid $41,832 to GFS for transfer agency fees.

Subsequent to the reorganization, M3Sixty serves as administrator, fund accountant and transfer agent for the EAS Fund. For the fiscal year ended April 30, 2018, the EAS Fund paid M3Sixty $94,974 under the Services Agreement for fund administration, fund accounting and transfer agent services, of which M3Sixty waived $44,660. For the fiscal period ended September 30, 2018, the EAS Fund paid M3Sixty $69,952 under the Services Agreement for fund administration, fund accounting and transfer agent services, of which M3Sixty waived $16,250. For the fiscal year ended September 30, 2019, the EAS Fund paid M3Sixty $171,556 under the Services Agreement for fund administration, fund accounting and transfer agent services, of which M3Sixty waived $9,582.

Global Fund

Prior to the reorganization that took place on October 6, 2017, GFS served as administrator, fund accountant and transfer agent for the Global Fund Predecessor Fund. For the fiscal year ended May 31, 2017, the Global Fund Predecessor Fund paid GFS $26,869 for administrative services. For the fiscal year ended May 31, 2017, the Global Fund Predecessor Fund paid GFS $12,902 for fund accounting services. For the fiscal year ended May 31, 2017, the Global Fund Predecessor Fund paid GFS $24,542 for transfer agency services.

Subsequent to the reorganization, M3Sixty serves as administrator, fund accountant and transfer agent for the Global Fund. For the fiscal year ended May 31, 2018, the Global Fund Predecessor Fund paid $79,705 to GFS and the Global Fund paid $68,785 to M3Sixty for administrative, fund accounting and transfer agency services, of which M3Sixty waived $39,934. For the fiscal period ended September 30, 2018, the Global Fund paid $40,311 to M3Sixty for administration, fund accounting and transfer agency services, of which M3Sixty waived $8,750. For the fiscal year ended September 30, 2019, the Global Fund paid M3Sixty $124,577 under the Services Agreement for fund administration, fund accounting and transfer agent services, of which M3Sixty waived $7,500.

Income Fund

Prior to the reorganization on October 6, 2017, GFS served as administrator, fund accountant and transfer agent for the Income Fund Predecessor Fund. For the fiscal year ended September 30, 2017, the Income Fund Predecessor Fund paid $34,780 to GFS for administrative fees. For the fiscal year ended September 30, 2017, the Income Fund Predecessor Fund paid $21,590 to GFS for fund accounting fees. For the fiscal year ended September 30, 2017, the Income Fund Predecessor Fund paid $27,844 to GFS for transfer agency fees.

Subsequent to the reorganization, M3Sixty serves as administrator, fund accountant and transfer agent for the Income Fund. For the fiscal year ended September 30, 2018, the Global Fund paid $95,686 to M3Sixty for administrative, fund accounting and transfer agency services, of which M3Sixty waived $40,833. For the fiscal year ended September 30, 2019, the Income Fund paid M3Sixty $75,243 under the Services Agreement for fund administration, fund accounting and transfer agent services, of which M3Sixty waived $7,500.

RVX Fund

For the fiscal period ended September 30, 2018, the RVX Fund paid $31,418 to M3Sixty for administrative, fund accounting and transfer agency services, of which M3Sixty waived $5,208. For the fiscal year ended September 30, 2019, the RVX Fund paid M3Sixty $68,449 under the Services Agreement for fund administration, fund accounting and transfer agent services, of which M3Sixty waived $10,625.

Midwood Fund

The Midwood Fund had not commenced operations as of September 30, 2019.

Distributor. Matrix 360 Distributors, LLC acts as the principal underwriter and distributor (the “Distributor”) of the Funds’ shares for the purpose of facilitating the registration of shares of the Funds under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc. and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds. Shares of the Funds are sold on a continuous basis. The Distribution Agreement between a Fund and the Distributor requires the Distributor to use all reasonable efforts in connection with the distribution of the Fund’s shares. However, the Distributor has no obligation to sell any specific number of shares and will only sell shares for orders it receives.

EAS Fund

Prior to the reorganization that took place on October 13, 2017, Northern Lights Distributors, LLC (“NLD”), located at 17605 Wright Street, Omaha, Nebraska 68130, served as the principal underwriter and national distributor for shares of the EAS Fund Predecessor Fund. NLD was obligated to sell the shares of the EAS Fund Predecessor Fund on a best efforts basis only against purchase orders for the shares. Shares of the EAS Fund Predecessor Fund were offered to the public on a continuous basis.

The following table sets forth the total compensation received by the Distributor from the EAS Fund Predecessor Fund during the fiscal year ended April 30, 2017.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
EAS Crow Point Alternatives Fund Class A	$1,591	$0	$0	$0
EAS Crow Point Alternatives Fund Class C	$0	$0	$0	$0

NLD also received 12b-1 fees from the EAS Fund Predecessor Fund.

The following table sets forth the total compensation received by NLD from the EAS Fund Predecessor Fund prior to the reorganization and by the Distributor subsequent to the reorganization during the fiscal year ended April 30, 2018.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
EAS Crow Point Alternatives Fund Class A	$0	$0	$0	$0
EAS Crow Point Alternatives Fund Class C	$0	$0	$0	$0

The Distributor also received 12b-1 fees from the EAS Fund.

The following table sets forth the total compensation received by the Distributor from the EAS Fund during the fiscal period ended September 30, 2018.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
EAS Crow Point Alternatives Fund Class A*	$0	$0	$0	$0
EAS Crow Point Alternatives Fund Class C*	$0	$0	$0	$0

* Effective January 28, 2019, the EAS Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares, respectively, and the EAS Fund’s Class C shares were converted to Investor Class shares and eliminated from the EAS Fund.

The following table sets forth the total compensation received by the Distributor from the EAS Fund during the fiscal period ended September 30, 2019.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
EAS Crow Point Alternatives Fund Investor Class	$0	$0	$0	$0

The Distributor also received 12b-1 fees from the EAS Fund.

The EAS Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Administration – Distribution of Shares” in the Prospectus and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The continuation of the Plan must be considered by the Trustees annually.

Potential benefits of the Plan to the EAS Fund include improved shareholder services and savings to the EAS Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the EAS Fund to reach and maintain a sufficient size to achieve efficiently investment objectives and to realize economies of scale.

Under the Plan, the EAS Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of EAS Fund shares, or for other expenses associated with distributing EAS Fund shares. The EAS Fund may expend up to 0.25% for Investor Class shares of the EAS Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the EAS Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Under ordinary circumstances, the EAS Fund expects sales of Fund shares to involve a payment to broker-dealers; however, certain sales of EAS Fund shares (e.g., sales to: (1) to current and retired officers and Trustees of the Trust; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of the Adviser; to officers and employees of M3Sixty and the Distributor; to persons associated with law firms, consulting firms and others providing services to the Trust; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts; or (2) to investors purchasing amounts of Investor Class shares greater than $3 million) may be made with or without remitting compensation to any broker-dealer.

During the fiscal year ended April 30, 2017, the Class A shares and Class C shares of the EAS Fund Predecessor Fund paid $41,286 and $12,408, respectively, in distribution related fees pursuant to the Plan. The distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by
EAS Fund Predecessor Fund Shares
During the Fiscal Year Ended April 30, 2017
	EAS Crow Point Alternatives Fund Class A	EAS Crow Point Alternatives Fund Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$1,490	$45
Payment to dealers	$39,796	$12,363
Compensation to sales personnel	None	None
Other	$0	$0
Total	$41,286	$12,408

During the fiscal year ended April 30, 2018, the EAS Fund Predecessor Fund’s and the EAS Fund’s Class A shares and Class C shares paid $11,885 and $8,461, respectively, in distribution related fees pursuant to the Plan. The distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by
EAS Fund Predecessor Fund/EAS Fund Shares
During the Fiscal Year Ended April 30, 2018
	EAS Crow Point Alternatives Fund Class A	EAS Crow Point Alternatives Fund Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$3,312	$1,505
Payment to dealers	$8,573	$6,956
Compensation to sales personnel	None	None
Other	$0	$0
Total	$11,885	$8,461

During the fiscal period ended September 30, 2018, the EAS Fund’s Class A shares and Class C shares paid $2,372 and $3,518, respectively, in distribution related fees pursuant to the Plan. The distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by
EAS Fund Shares
During the Fiscal Year Ended September 30, 2018
	EAS Crow Point Alternatives Fund Class A*	EAS Crow Point Alternatives Fund Class C*
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$1,812	None
Payment to dealers	$560	$3,518
Compensation to sales personnel	None	None
Other	$0	$0
Total	$2,372	$3,518

* Effective January 28, 2019, the EAS Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares, respectively, and the EAS Fund’s Class C shares were converted to Investor Class shares and eliminated from the Fund.

During the fiscal period ended September 30, 2019, the EAS Fund’s Investor Class/Class A shares and Class C shares paid $4,973 and $2,669, respectively in distribution related fees pursuant to the Plan. The distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by
EAS Fund Shares
During the Fiscal Year Ended September 30, 2019
	EAS Crow Point Alternatives Fund Investor Class/Class A*	EAS Crow Point Alternatives Fund Class C*
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	None	None
Payment to dealers	$4,973	$2,669
Compensation to sales personnel	None	None
Other	$0	$0
Total	$4,973	$2,669

* Effective January 28, 2019, the EAS Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares, respectively, and the EAS Fund’s Class C shares were converted to Investor Class shares and eliminated from the Fund.

Global Fund

Prior to the reorganization that took place on October 6, 2017, NLD served as the principal underwriter and national distributor for shares of the Global Fund Predecessor Fund. NLD was obligated to sell the shares of the Global Fund Predecessor Fund on a best efforts basis only against purchase orders for the shares. Shares of the Global Fund Predecessor Fund were offered to the public on a continuous basis.

The following table sets forth the total compensation received by NLD from the Global Fund Predecessor Fund during the fiscal year ended May 31, 2017:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Crow Point Defined Risk Global Equity Income Fund Class A	$1,254	$0	$0	*
Crow Point Defined Risk Global Equity Income Fund Class I	$0	$0	$0	*
* NLD received $4,957 from the Adviser as compensation for its distribution services to the Global Fund Predecessor Fund.

The following table sets forth the total compensation received by NLD and the Distributor from the Global Fund Predecessor Fund and the Global Fund during the fiscal year ended May 31, 2018:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Crow Point Global Tactical Allocation Fund Class A	$0	$0	$0	**
Crow Point Global Tactical Allocation Fund Class I	$0	$0	$0	**
** The Distributor received $0 from the Adviser as compensation for its distribution services to the Global Fund.

The following table sets forth the total compensation received by the Distributor from the Global Fund during the fiscal period ended September 30, 2018:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Crow Point Global Tactical Allocation Fund* Class A	$0	$0	$0	**
Crow Point Global Tactical Allocation Fund* Class I	$0	$0	$0	**

* Prior to September 28, 2018, the Global Fund’s name was “Crow Point Defined Risk Global Equity Income Fund.” Effective September 28, 2018, the Global Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares.

** The Distributor received $0 from the Adviser as compensation for its distribution services to the Global Fund.

The following table sets forth the total compensation received by the Distributor from the Global Fund during the fiscal period ended September 30, 2019:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Crow Point Global Tactical Allocation Fund* Investor Class	$0	$0	$0	**
Crow Point Global Tactical Allocation Fund* Institutional Class	$0	$0	$0	**

The Global Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Administration – Distribution of Shares” in the Prospectus and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The continuation of the Plan must be considered by the Trustees annually.

Potential benefits of the Plan to the Global Fund include improved shareholder services and savings to the Global Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Global Fund to reach and maintain a sufficient size to achieve efficiently investment objectives and to realize economies of scale.

Under the Plan, the Global Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of Fund shares, or for other expenses associated with distributing Global Fund shares. The Global Fund may expend up to 0.25% for Investor Class shares of the Global Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Global Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Under ordinary circumstances, the Fund expects sales of Global Fund shares to involve a payment to broker-dealers; however, certain sales of Global Fund shares (e.g. sales to: (1) to current and retired officers and Trustees of the Trust; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of the Adviser; to officers and employees of M3Sixty and the Distributor; to persons associated with law firms, consulting firms and others providing services to the Trust; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts; or (2) to investors purchasing amounts of Investor Class shares greater than $3 million) may be made with or without remitting compensation to any broker-dealer.

During the fiscal period ended May 31, 2017, the Global Fund Predecessor Fund paid $16,492 in distribution related fees. During the fiscal period ended May 31, 2017, the Global Fund Predecessor Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Global Fund Predecessor Fund Shares
During the Fiscal Period Ended May 31, 2017
	Crow Point Global Tactical Allocation Fund Class A	Crow Point Global Tactical Allocation Fund Class I
Advertising/Marketing	None	N/A
Printing/Postage	None	N/A
Payment to distributor	$1,463	N/A
Payment to dealers	$15,029	N/A
Compensation to sales personnel	None	N/A
Other	$0	N/A
Total	$16,492	N/A

During the fiscal year ended May 31, 2018, the Global Fund Predecessor Fund and the Global Fund paid $9,782 in distribution-related fees. During the fiscal year ended May 31, 2018, the Global Fund Predecessor Fund and the Global Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Global Fund Predecessor Fund/Global Fund Shares
During the Fiscal Year Ended May 31, 2018
	Crow Point Global Tactical Allocation Fund Class A	Crow Point Defined Risk Global Equity Income Fund Class I
Advertising/Marketing	$0	N/A
Printing/Postage	$0	N/A
Payment to distributor	$3,870	N/A
Payment to dealers	$5,912	N/A
Compensation to sales personnel	$0	N/A
Other	$0	N/A
Total	$9,782	N/A

During the fiscal period ended September 30, 2018, the Global Fund paid $1,623 in distribution-related fees. During the fiscal period ended September 30, 2018, the Global Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Global Fund Shares
During the Fiscal Period Ended September 30, 2018
	Crow Point Global Tactical Allocation Fund* Class A	Crow Point Defined Risk Global Equity Income Fund* Class I
Advertising/Marketing	$0	N/A
Printing/Postage	$0	N/A
Payment to distributor	$589	N/A
Payment to dealers	$1,034	N/A
Compensation to sales personnel	$0	N/A
Other	$0	N/A
Total	$1,623	N/A

* Effective September 28, 2018, the Fund’s name was changed to “Crow Point Global Tactical Allocation Fund.” Effective September 28, 2018, the Fund’s Class A shares and Class I shares were re-designated as the Investor Class shares and Institutional Class shares.

During the fiscal year ended September 30, 2019, the Global Fund paid $2,708 in distribution-related fees. During the fiscal year ended September 30, 2019, the Global Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Paid by
Global Fund
During the Fiscal Year Ended September 30, 2019
	Crow Point Global Tactical Allocation Fund Investor Class	Crow Point Defined Risk Global Equity Income Fund Institutional Class
Advertising/Marketing	$0	N/A
Printing/Postage	$0	N/A
Payment to distributor	$0	N/A
Payment to dealers	$2,708	N/A
Compensation to sales personnel	$0	N/A
Other	$0	N/A
Total	$2,708	N/A

Income Fund

Prior to the reorganization that took place on October 6, 2017, NLD served as the principal underwriter and national distributor for shares of the Income Fund Predecessor Fund. The distributor was obligated to sell the shares of the Income Fund Predecessor Fund on a best efforts basis only against purchase orders for the shares. Shares of the Income Fund Predecessor Fund were offered to the public on a continuous basis.

The following table sets forth the total compensation received by the NLD from the Income Fund Predecessor Fund during the fiscal year ended September 30, 2017:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Crow Point Alternative Income Fund	$0	$0	$0	$0

NLD also received 12b-1 fees from the Income Fund Predecessor Fund.

The following table sets forth the total compensation received by the NLD and the Distributor from the Income Fund during the fiscal year ended September 30, 2018:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Crow Point Alternative Income Fund	$0	$0	$0	$0

The following table sets forth the total compensation received by the NLD and the Distributor from the Income Fund during the fiscal year ended September 30, 2019:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Crow Point Alternative Income Fund	$0	$0	$0	$0

The Distributor also received 12b-1 fees from the Income Fund.

The Income Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Administration – Distribution of Shares” in the Prospectus and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The continuation of the Plan must be considered by the Trustees annually.

Potential benefits of the Plan to the Income Fund include improved shareholder services and savings to the Income Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Income Fund to reach and maintain a sufficient size to achieve efficiently investment objectives and to realize economies of scale.

Under the Plan, the Income Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of Fund shares, or for other expenses associated with distributing Fund shares. The Income Fund may expend up to 0.25% of its average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Income Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Under ordinary circumstances, the Income Fund expects sales of Fund shares to involve a payment to broker-dealers; however, certain sales of Income Fund shares (e.g., sales to: (1) to current and retired officers and Trustees of the Trust; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of the Adviser; to officers and employees of M3Sixty and the Distributor; to persons associated with law firms, consulting firms and others providing services to the Trust; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts; or (2) to investors purchasing amounts of Investor Class shares greater than $3 million, as applicable) may be made with or without remitting compensation to any broker-dealer.

During the fiscal year ended September 30, 2017, the Income Fund Predecessor Fund paid $16,635 in distribution related fees pursuant to the Rule 12b-1 Plan. These distribution fees were allocated as follows:

Crow Point Alternative Income Fund
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$10,225
Payment to dealers	$1,926
Compensation to sales personnel	None
Other	$4,484
Total	$16,635

During the fiscal year ended September 30, 2018, the Income Fund paid $28,267 in distribution related fees pursuant to the Rule 12b-1 Plan. These distribution fees were allocated as follows:

Crow Point Alternative Income Fund
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$3,873
Payment to dealers	$24,394
Compensation to sales personnel	None
Other	$0
Total	$28,267

During the fiscal year ended September 30, 2019, the Income Fund paid $27,620 in distribution related fees pursuant to the Rule 12b-1 Plan. These distribution fees were allocated as follows:

Crow Point Alternative Income Fund
Advertising/Marketing	$0
Printing/Postage	$0
Payment to distributor	$0
Payment to dealers	$27,620
Compensation to sales personnel	$0
Other	$0
Total	$27,620

RVX Fund

The following table sets forth the total compensation received by the Distributor from the RVX Fund during the fiscal period ended September 30, 2018:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
RVX Emerging Markets Equity Fund	$0	$0	$0	$0

The following table sets forth the total compensation received by the Distributor from the RVX Fund during the fiscal period ended September 30, 2019:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
RVX Emerging Markets Equity Fund	$0	$0	$0	$0

The Distributor also received 12b-1 fees from the RVX Fund.

The RVX Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Administration – Distribution of Shares” in the Prospectus and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures. The continuation of the Plan must be considered by the Trustees annually.

Potential benefits of the Plan to the RVX Fund include improved shareholder services and savings to the RVX Fund in certain operating expenses. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the RVX Fund to reach and maintain a sufficient size to achieve efficiently investment objectives and to realize economies of scale.

Under the Plan, the RVX Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Distributor) for sales of RVX Fund shares, or for other expenses associated with distributing RVX Fund shares. The RVX Fund may expend up to 0.25% for Investor Class shares of the RVX Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made. Under ordinary circumstances, the RVX Fund expects sales of RVX Fund shares to involve a payment to broker-dealers.

During the fiscal period ended September 30, 2018, the RVX Fund’s Investor Class shares and Institutional Class shares paid $0 and $0, respectively, in distribution related fees pursuant to the Plan. The distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by
RVX Fund Shares
During the Fiscal Period Ended September 30, 2018
RVX Emerging Markets Equity Fund Investor Class
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	None
Payment to dealers	None
Compensation to sales personnel	None
Other	None
Total	None

During the fiscal period ended September 30, 2019, the RVX Fund’s Investor Class shares paid $0 in distribution related fees pursuant to the Plan. The distribution fees were allocated as follows:

Actual 12b-1 Expenditures Paid by
RVX Fund Shares
During the Fiscal Period Ended September 30, 2019
RVX Emerging Markets Equity Fund Investor Class
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	None
Payment to dealers	None
Compensation to sales personnel	None
Other	None
Total	None

Custodian. Fifth Third Bank (“Custodian”), 38 Fountain Square Plaza, Cincinnati, OH 45263, serves as custodian for the Funds’ assets. The Custodian acts as the depository for the Funds, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request and maintains records in connection with its duties as Custodian.

Independent Registered Public Accounting Firm. The Trustees have selected the firm BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, to serve as independent registered public accounting firm for the EAS Fund, the Global Fund and the Income Fund for their current fiscal years and the firm Tait, Weller & Baker, LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, to serve as independent registered public accounting for the RVX Fund for its current fiscal year, as well as to audit the annual financial statements of the Funds, prepare the Funds’ federal, state and excise tax returns and consult with the Funds on matters of accounting and federal and state income taxation.

The independent registered public accounting firms will audit the financial statements of the Funds at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report of a Fund will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. Practus, LLP, located at 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the independent Trustees.

CODE OF ETHICS

The Trust, the Adviser, RVX, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, RVX and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Each code permits the applicable entity’s employees and officers to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Trust’s, the Adviser’s and RVX’s codes require that portfolio managers and other investment personnel of the adviser/sub-adviser report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Adviser the authority to vote proxies for the Funds, subject to oversight of the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Adviser’s and RVX’s Proxy Voting Policy and Procedures are included as Appendix A to this SAI.

Each year each Fund is required to file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period. Information regarding how a Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Fund at 877-244-6235; and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Purchases. Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares. Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders. Potential investors should also refer to the Prospectus for information regarding the Funds’ two classes of shares, Investor Class and Institutional Class, and their respective fees and expenses. The Prospectus also describes a Fund’s automatic investment plan and certain rights reserved by a Fund with respect to orders for Fund shares. The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders. Shares of a Fund will be offered and sold on a continuous basis. The purchase price of shares of a Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below.

Regular Accounts. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases in Kind. A Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the adviser/sub-adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of a Fund, the marketability of such securities, and other factors that the adviser/sub-adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Funds - Determining the Fund’s Net Asset Value” in the Prospectus.

Share Certificates. A Fund normally does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Redemptions. Reference is made to “Redeeming Shares” in the Prospectus for more information concerning how to redeem shares. Specifically, investors wishing to redeem shares in a Fund should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax or bank wire. The Prospectus also describes a Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in kind, signature guarantees and other information about the Fund’s redemption policies. The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment. A Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by a Fund. No charge is made by a Fund for redemptions other than the possible charge for wiring redemption proceeds.

Involuntary Redemptions. In addition to the situations described in the Prospectus under “Redeeming Shares,” a Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Additional Information. Following is additional information regarding certain services and features related to purchases, redemptions and distribution of Fund shares. Investors who have questions about any of this information should call a Fund at (877) 244-6235.

Transfer of Registration. To transfer shares to another owner, send a written request to a Fund at 360 Funds, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205. Your request should include the following: (1)  the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Mailing Shareholder Communications. Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

Plan under Rule 12b-1. As discussed in the “Management and Administration – Distributor” section above, each Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Fund. Under the Plan, a Fund may pay for services related to the distribution of shares of the Fund with up to 0.25% of the Fund’s assets on an annual basis for Investor Class shares. The Trustees will take into account the expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to shares of the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the shares of the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares. Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures. A Fund does not participate in any joint distribution activities with other investment companies nor is the Fund aware of any interested person of the Fund or any director who is not an interested person of the Fund having any direct or indirect financial interest in the Plan or related agreements.

Dealers. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Funds. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events, to the extent permitted under applicable law and the rules and regulations of the FINRA. None of the aforementioned compensation is paid directly by a Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Distribution Plan to pay these expenses.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $1,000.00. Prior to such redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares.

A Fund does not intend, under normal circumstances, to redeem shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.

NET ASSET VALUE

The net asset value and net asset value per share of a Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of shares of a Fund will not be calculated.

In computing a Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. Values are determined according to accepted accounting practices and all laws and regulations that apply. Using methods approved by the Trustees, the assets of a Fund are valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by a Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

●	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities of a Fund and the allocable portion of any general assets are conclusive. As described in the Prospectus, the Adviser is responsible for notifying the Trustees or the Trust’s Fair Value Committee when it believes that fair value pricing is required for a particular security. The Trust has adopted Fair Value Pricing procedures and instructions that apply to investments by a Fund in restricted securities and warrants (“Restricted Securities”). A description of these procedures and instructions is included in the Prospectus and is incorporated herein by reference. As explained in the Prospectus, because a Fund’s fair valuing of Restricted Securities is a determination of the amount that the owner might reasonably expect to receive for them upon their current sale, the Fund is subject to the risk that the Fund’s fair valued prices are not accurate, and that the fair value price is not reflective of the value the Fund will receive upon a sale of the security.

ADDITIONAL TAX INFORMATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting a Fund and its shareholders. The discussion reflects applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”).  Unless otherwise noted, this discussion assumes shares of a Fund are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of a Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of a Fund that is an individual, corporation, trust or estate and is not a U.S. shareholder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of a Fund, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership.  A prospective shareholder who is a partner of a partnership holding a Fund’s shares should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. A Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). A Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% source-of-income test it is no longer subject to a 21% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, a Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). A Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

A Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. A Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

A Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If a Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if the Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

A RIC is generally permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders.

Gain or loss realized by a Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by the Fund, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as RICs for each taxable year.

Failure to Qualify as a RIC. If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by a Fund from their investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by the Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 will instead serve this notice purpose.

As a RIC, a Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

A Fund intends to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of a Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of the Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 21%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds selected the Average Cost method as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way a Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. A Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” A Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Pay-In-Kind Securities. Payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds do not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A regulated investment company generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of a Fund that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund was either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund was a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund was a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in the Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FINANCIAL STATEMENTS

The Midwood Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Midwood Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-844-330-6747.

The Predecessor Fund’s unaudited financial statements and unaudited full schedule of investments for the period ended November 30, 2019 and audited financial statements for the fiscal years ended December 31, 2017 (with an unaudited full schedule of investments) and December 31, 2018 (with an audited full schedule of investments) are attached as Appendix C. The audited financial statements and full schedule of investments of the Predecessor Fund have been audited by Richey May & Co, the independent auditor for the Predecessor Fund for the fiscal year ended December 31, 2018. The audited financial statements of the Predecessor Fund have been audited by KPMG LLP, the independent auditor for the Predecessor Fund for the fiscal year ended December 31, 2017.

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Adviser’s Proxy Voting and Disclosure Policy.

(1)	PROXY VOTING AND DISCLOSURE POLICY FOR 360 FUNDS

I.	Introduction

Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Trust and each Fund disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require each Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that each Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and each Fund are committed to voting corporate proxies in the manner that best serves the interests of each Fund’s shareholders.

B.	Delegation to Fund’s Adviser

The Board believes that the Adviser, as each Fund’s investment adviser, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and

(2)	to assist each Fund in disclosing each Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which each Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how each Fund cast its vote; and (d) whether each Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by Adviser.

C.	Conflicts

In cases where a matter with respect to which each Fund is entitled to vote presents a conflict between the interest of each Fund’s shareholders, on the one hand, and those of each Fund’s investment adviser, principal underwriter, or an affiliated person of each Fund, its investment adviser or principal underwriter, on the other hand, each Fund shall always vote in the best interest of each Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of each Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Each Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will notify shareholders in the SAI and each Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing each Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. Each Fund will send this description of each Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of each Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, each Fund shall disclose to its shareholders on Form N-PX each Fund’s complete proxy voting record for the twelve-month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to each Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether the matter was proposed by the issuer or by a security holder

(vii)	Whether each Fund cast its vote on the matter;

(viii)	How each Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix)	Whether each Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through each Fund’s website, if applicable. If each Fund discloses its proxy voting record on or through its website, each Fund shall post the information disclosed in each Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through each Fund’s website at a specified Internet address; and (2) on the SEC’s website. If each Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in each Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding each Fund’s securities;

(iii)	Records of votes cast on behalf of each Fund; and

(iv)	A record of each shareholder request for proxy voting information and each Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

Each Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how each Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which each Fund is entitled to vote presents a conflict between the interest of each Fund’s shareholders, on the one hand, and those of each Fund’s investment adviser, principal underwriter, or an affiliated person of each Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time; provided, however, that material changes are approved by the Board as provided under Section II(B) above.

(2)	PROXY VOTING AND DISCLOSURE POLICY OF THE ADVISER AND RVX

Crow Point Partners, LLC

Proxy Voting Policy

It is the policy of Crow Point Partners, LLC to vote proxies in the interest of maximizing value for our clients. Proxies are an asset of a client, which should be treated by us with the same care, diligence, and loyalty as any asset belonging to a client. To that end, we will vote in a way that it believes, consistent with our fiduciary duty, will cause the value of the security to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

GENERAL POLICIES WITH RESPECT TO SPECIFIC PROPOSALS

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote FOR the following proposals if we believe they are in the best interests of our Clients. Additional considerations effecting the decision to vote for are listed below:

a.	Election of management slate of directors – consider board independence as well as long term performance of the directors and the company.

In voting on entire Board:

(i)	2/3 of the Directors should be independent (have only one connection to the corporation which is the directorship or if the person is a rank and file employee). A director is defined as independent if he or she has only one nontrivial connection to the corporation, that of his or her directorship or is a rank and file employee. A director generally will not be considered independent if currently or previously employed by the Company or an affiliate in an executive capacity; if employed by a present or former auditor of the Company in the past five years; if employed by a firm that is one of the Company’s paid advisors or consultants; if employed by a customer or supplier with a nontrivial business relationship; if employed by a foundation or university that receives grants or endowments from the Company; if the person has any personal services contract with the Company; if related to an executive or director of the Company; or if an officer of a firm on which the Company’s chairman or chief executive officer also is a board member.

(ii)	Consider company’s long-term value growth as judged by performance indicators.
(iii)	Consider actions taken by the Board that may not be in the Company’s long term best interest i.e. awarding themselves excessive compensation.
(iv)	Consider the Board’s responsiveness to shareholder concerns – proposals.

In voting on individual Directors:

(i)	Committees – Audit, Nominating and Compensation may be required to be 100% composed of independent directors. This should be considered and vote against non-independent director nominee serving on these committees. Also consider performance of committees i.e. approving excessive compensation, failing to address auditor conflicts).
(ii)	Attendance at 75% of meetings or withhold vote.
(iii)	(iii) If the Director is employed full time – service on no more than 3 public company Boards. If retired, no more than five public company Boards.

Contested Elections: consider Board independence, background of proxy contest, evaluate the competing strategic corporate plans, impact on constituents and equity ownership of individual directors.

b.	Appointment of auditors – vote for unless any of the following factors, then vote against ratification:

(i)	We determine that there is a change in auditors from prior years and the cause is a disagreement between the terminated auditor and the company on a matter of accounting principles and practices.
(ii)	Auditor provides advice on tax avoidance strategies (see tax services in proxy) where we believe this may put auditor in role of advocate for the Company.
(iii)	Fees for non-audit services are more than 20% of all fees, we should be concerned.
(iv)	The Company has had the same auditor for more than seven years.

c.	Cumulative voting.

d.	Profit sharing/remuneration plans.

e.	Pension/retirement plans.

f.	Authorization of new securities if there is no intent to unduly dilute shareholder’s proportionate interest, reverse stock splits.

(i)	Common stock - support if reasonable and management provides persuasive justification. Vote against increase of existing authorization by more than 50%.
(ii)	Preferred stock – approve unless Board has unlimited rights to set the terms and conditions of the shares.
(iii)	Support reverse stock split if management provides reasonable justification.
(iv)	Vote against issuance of new classes of stock with unequal voting rights (dual class voting).

g.	Acquisition of property.

h.	Asset restructuring.

i.	Option/incentive plans and revisions thereof.

(i)	Support if performance-based (includes premium price –strike price of 100% + of fair market value on date of grant or linked to market or industry stock price index).
(ii)	(Support expensing of stock options.
(iii)	Plan should not exceed an annual stock option grant rate of 1% of shares outstanding to senior executives.
(iv)	Vote against a plan that does not prohibit repricing of underwater stock options with new unless Company has a policy against repricing.
(v)	Vote against proposal if total dilution of outstanding voting power or shareholders’ equity is greater than 10%.
(vi)	Vote against reloading (to replace options which have been exercised).
(vii)	Oppose plans where more than 10% of option shares were issued to the top five executives in the last year.
(viii)	Vote for plans where the executive is required to hold a substantial portion of the award while at the Company i.e. 75% of their equity compensation awards, including shares from option exercises.
(ix)	Support performance-vesting restricted stock (as opposed to time-lapsing) provided amount of stock granted is reasonable in proportion to the executive’s total compensation. Executive should be required to hold while at the Company.

j.	Compensation plans and revisions thereof

(i)	Base compensation should be reasonable - minimum necessary for retention and recruitment.
(ii)	Variable compensation - support plans that use explicit operating performance benchmarks i.e. improving EPS.
(iii)	Executive perks and benefits. – support greater disclosure and oversight; vote against benefits to executives that exceed that which is offered to other employees.
(iv)	Golden parachutes – support shareholder approval of them. Vote to eliminate severance package for any senior executive which provides for benefits not generally offered to other Company employees. Severance plan or stock option “change in control” vesting feature should be contingent upon completion of merger rather than lesser standard of shareholder approval.
(v)	Outside Director Compensation – significant proportion should be stock and subject to reasonable holding requirements.
(vi)	Oppose management proposal to issue tracking stock to reflect performance of a particular business segment.

k.	Increasing indebtedness within prudent limits

l.	Anti-greenmail amendments

m.	Preemptive rights

n.	Employee related proposals – employee stock purchase plan and high-performance workplace practices (if we conclude in shareholders’ best interests and do not unduly interfere with the Company’s operation). Employees should have pension choice defined benefit vs. cash-balance plans.

o.	Fair-Price Provisions

p.	Shareholder proposals.

(i)	Adoption of codes or policies based on the United Nations’ International Labor Organization’s Fundamental Conventions (ILO) (freedom of association, equality, abolition of forced (convict) and child labor and standard supplier resolutions not to do business with suppliers that use forced, child labor etc).
(ii)	Reports on human rights.
(iii)	(Environmental issues – adoption of CERES principles (that encourage Company to protect the environment and health and safety of its employees).
(iv)	EEO – proposals for reports on diversity in the workplace if there are no arbitrary or unreasonable goals or require the Company to hire people who are unqualified for their position.
(v)	Support sexual orientation anti-bias position. Diversity – women and minority group Board members.
(vi)	Proposals for reports on financial institutions fair-lending compliance practices.
(vii)	Proposals seeking review of business strategies that may present a significant risk to long term corporate value (if the review does not impose undue costs on the Company).
(viii)	Analyst independence from investment banking business (IPO allocation) and sell-side research.
(ix)	Proposals that provide access to proxy statement to advance non-management candidates unless the access right could be used to promote hostile takeovers.
(x)	Proposal to separate Chairman and CEO – to require an independent Director (who has not been an executive) to be Chairman of the Board if there is no separation, support proposal to establish a lead independent Director.
(xi)	Proposals for greater Board and Auditor independence (i.e. audit firm rotation, limit or prohibit non-audit services).
(xii)	Proposals asking for additional disclosure of the role of the Board in developing business.
(xiii)	Proposals that seek greater confidential voting (this does not apply to proxy vote disclosure after the meeting).

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of plan participants and beneficiaries, we will generally vote AGAINST the following proposals if we believe they are not in the best interests of our Clients:

a.	Easing standards of indemnification for directors or corporate officers.
b.	Staggered terms for directors; term limits.
c.	Authorizations of new securities if intent appears to be to unduly dilute stockholder’s proportionate interest.
d.	Poison pill/anti-takeover measures that do not require submission to the Board every three years.
e.	Re-incorporation in the State of Delaware if intent is to protect management and directors.
f.	Elimination of waivers of preemptive rights.

g.            Alteration of voting provisions; proportionate ratio of number of shares per vote if not in the best interest of shareholders.

h.            Fair price provisions/amendments.

i.             Granting of stock options to non-employee directors.

j.             Proposals to change the state of incorporation where the effect could be to reduce shareholder’s rights to participate in the decision-making process or present other risks that outweigh benefits. This is also applicable to reincorporation in other countries, particularly offshore tax havens. Vote against unless:

(i) Criteria for supporting - Company makes compelling case and the proposal will not harm or weaken shareholder rights or lessen management accountability; will contribute quantifiable benefits to Company’s long term value and not adversely impact Company’s employees and communities where they live.

(ii) Vote against reincorporation in offshore tax haven or to limit Director liability or as takeover defense.

k.            Supermajority voting requirements.

l.             Board size – to be less than five or more than 15.

m            Limit or eliminating the Shareholders’ right to call Special Meetings and act by Written Consent without a meeting if provided for in the By-Laws.

n.            Approving other business.

As a general matter, and consistent with our fiduciary responsibilities to act solely in the interest of our Clients, we will vote on issues such as mergers and reorganizations on a case by case basis taking into account the following factors:

a.            Impact of the merger on long-term corporate value, including the prospects of the combined companies.

b.            Anticipated financial and operating benefits.

c.            Offer price (cost vs. premium).

d.            How the deal was negotiated.

e.            Changes in corporate governance and their impact on shareholder rights.

f.            Impact on key constituents at both companies, including employees and communities.

Conflicts of Interest

Crow Point Partners, LLC realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Employees to notify the Chief Compliance Officer or General Counsel of any material conflict that may impair our ability to vote proxies in an objective manner. In addition, the General Counsel, Chief Compliance Officer, or their designee(s) will reasonably try to assess any material conflicts between our interests and those of our clients with respect to proxy voting. The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

Conflict: Crow Point Partners retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in the Firm’s client portfolios. For example, the Firm may be retained to manage Company A’s pension fund. Company A is a public company and the Firm client accounts hold shares of Company A. This type of relationship may influence the Firm to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with the Firm.

Conflict: Crow Point Partners retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in the Firm’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

Conflict: Crow Point Partners’ Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in Crow Point Partners’ client portfolios. The spouse could attempt to influence Crow Point Partners to vote in favor of management.

Conflict: Crow Point Partners or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in Crow Point Partners’ client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence Crow Point Partners to vote proxies in contradiction to the policy.

Resolution: Upon the detection of a material conflict of interest, General Counsel has final decision making authority regarding Crow Point Partners’ course of action for the proxy. General Counsel’s determination will be based on maximizing value for Crow Point Partners’ clients. In these instances, General Counsel will decide to either: 1) abstain from voting the proxy, or; 2) engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which Crow Point Partners should vote on the proposal. If retained, the proxy voting service’s or consultant’s determination will be binding on Crow Point Partners.

Any attempts by others within Crow Point Partners to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the Chief Compliance Officer. Further, any attempts by persons or entitles outside Crow Point Partners to influence the voting of client proxies shall be reported to the Chief Compliance Officer. The Chief Compliance Officer may then elect to report the attempt to legal counsel.

Procedures for Crow Point Partners’ Receipt of Class Actions

Crow Point Partners recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

If “Class Action” documents are received by Crow Point Partners on behalf of its Funds, Crow Point Partners will ensure that the Funds either participate in, or opt out of, any class action settlements received. Crow Point Partners will determine if it is in the best interest of the Funds to recover monies from a class action. The Portfolio Manager/Analyst covering the company will determine the action to be taken when receiving class action notices. In the event Crow Point Partners opts out of a class action settlement, Crow Point Partners will maintain documentation of any cost/benefit analysis to support its decision.

If “Class Action” documents are received by Crow Point Partners for a private client, i.e. separate managed account, Crow Point Partners will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that Crow Point Partners is not qualified to make for the client. Therefore, Crow Point Partners will not file “Class Actions” on behalf of any client.

Proposals Specific to Mutual Funds (Mirror Voting)

Crow Point Partners serves as investment adviser or sub-adviser to certain investment companies that invest in other non-affiliated investment companies (“Underlying Funds”). As such, Crow Point Partners is required by the Investment Company Act to handle proxies received from Underlying Funds in a specified manner. Accordingly, and notwithstanding the guidelines provided in these procedures, it is the policy of Crow Point Partners to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of that Act. After being properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

RVX ASSET MANAGEMENT, LLC

Proxy Voting Policy

The SEC has adopted Rule 206(4)-6, which governs proxy voting by an investment adviser on behalf of its client. This rule requires that each adviser must cast all proxy votes in a manner consistent with the best interests of its client. In adherence to the rule RVX will describe its proxy voting procedures in its ADV Part 2 Brochure and provide copies to its clients. Included in this Brochure, RVX will instruct clients as to how they may obtain information on how RVX voted their proxies. This Brochure and future amendments must be provided to clients within 180 days after the amendment, including any amendment to any proxy procedures. A letter must accompany the Part 2 Brochure identifying the new disclosure.

Mutual funds and other registered management investment companies are required to disclose each year how they vote proxies relating to portfolio securities they hold. Not later than August 31st of each year, a mutual fund must file with the SEC a report known as Form N-PX, containing the fund’s complete proxy voting record for the most recent 12-month period ended June 30th. Funds were required to file their first Form N-PX not later than August 31, 2004. A mutual fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at a shareholder meeting and on which the fund is entitled to vote:

§	the name of the issuer of the portfolio security;

§	the exchange ticker symbol of the portfolio security;

§	the Committee on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security;

§	the shareholder meeting date;

§	a brief identification of the matter voted on;

§	whether the matter was proposed by the issuer or a security holder;

§	whether the fund cast its vote on the matter;

§	how the fund cast its vote (for example, for or against the proposal, or abstain; for or withhold regarding election of directors); and

§	whether the fund cast its vote for or against management.

If obligated via Fund related documentation RVX will complete Form N-PX (which may be conducted via assistance from third party vendor). It is RVX’s duty to monitor corporate actions and vote its clients’ proxies. RVX’s policy is to always vote a proxy in the best interest of the client. In regards to any Exchange Traded Fund (ETF) investments will seek to mirror vote any proxies, which will be the same methodology applied for voting any conflicts of interest. Should RVX find itself in conflict of interest with its client on a proxy matter, RVX will disclose the conflict in writing to the client and propose the vote it intends to cast. The client must consent in writing to the proposed vote. If the client objects, it must instruct RVX as to the vote to be cast. RVX will follow that instruction.

As part of its recordkeeping requirements, RVX will retain copies of its voting policies and any amendments thereto. RVX maintains (i) all proxy statements received regarding the client’s securities, an electronic “Proxy Voting” log and hard copies and/or other records reflecting votes cast on behalf of the client (iii) copies of communications with the client disclosing a conflict of interest and the client’s response (iv) records of the client’s request for proxy voting information, and (v) any documents prepared or used by the adviser that were material to making a decision on how a vote should be cast.

RVX will maintain hard copy folders of all proxy information received and the Compliance Associate/CCO will review the log on a monthly basis to ensure that all proxies are voted in accordance with these policies and procedures.

Mutual Fund - Proxy Voting
Responsibility	§	Compliance Associate
	§	Chief Compliance Officer (CCO)
	§	Managing Partners – Equities
Frequency	§	Ongoing, as necessary
Action	§	Review Mutual Fund advisory or sub-advisory agreement for proxy voting obligations
	§	Complete periodic attestations (upon request) related to proxy voting
	§	Identify and coordinate proxy voting with Mutual Fund’s designated party.
	§	Describe proxy voting procedures in ADV Part 2

Brochure and provide to clients
	§	Electronic copy of “Proxy Voting” log will be maintained for all proxies that are voted
	§	CCO will review the log of all proxy material received on a quarterly basis
	§	Provide amendments within 180 days
	§	Disclose conflicts in writing and propose vote
Record	§	ADV Part 2 Brochure
	§	Letter accompanying amendments
	§	Letter disclosing conflicts
	§	Maintain log of all proxy material received
	§	Maintain electronic “Proxy Voting” log for all proxies voted
	§	Retain hard copies of voting policies and amendments; proxy statements; records reflecting votes cast; copies of client communications; client request for proxy voting information; document(s) used by advisor when determining how vote should be cast; and all proxy information received
Retention	§	Five years
Reference	§	Investment Company Act of 1940/Adviser’s Act

Winthrop Capital Management, LLC

Proxy Voting/Class Action Litigation Policy

PROXY VOTING

Rule 206(4)-6 under the Investment Advisers Act of 1940 helps to ensure that SEC- registered advisers act in the best interest of their clients when exercising proxy voting authority. The rule obligates advisers to provide clients with information on how their securities were voted.

Advisers that have explicit or implicit voting authority must comply with rule 206(4)-6. Therefore, even when the advisory contract is silent, the rule applies if the adviser’s voting authority is implied by an overall delegation of discretionary authority. The rule does not apply to advisers that provide clients with advice about voting proxies but do not have authority to vote them.

A.	Fiduciary Duty. The SEC adopted rule 206(4)-6 to regulate proxy voting by investment advisers with authority to vote their clients’ proxies. Under the Investment Advisers Act, an adviser is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, which may or may not include proxy voting. To satisfy its duty of loyalty, the adviser must cast proxy votes in a way that will advance the best interest of its client. The adviser must not put its own interests ahead of the client’s.

Under rule 206(4)-6, it is a fraudulent, deceptive, or manipulative act, practice, or course of business for an investment adviser to exercise voting authority over client proxies unless the investment adviser:

1.	Adopts and implements written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the client’s best interest;

2.	Discloses to clients how they may obtain information regarding how their proxies were voted; and

3.	Describes proxy voting policies and procedures and furnishes a copy of the policies and procedures to the client when requested to do so.

B.	Policy for Adviser who votes Proxies.

For all accounts which are not subject to Employees Retirement Income Security Act (‘ERISA’), unless a client directs WCM in writing to vote proxies, the client should understand that WCM will not vote proxies for securities or exercise voting rights pertaining to investments in a client’s account (including without limitation matters relating to conversions, exchanges, mergers, stock splits, rights offerings, recapitalizations and reorganizations). WCM will not act for clients in any legal proceedings, including bankruptcies or class actions, involving securities, exercise voting rights, or take any legal actions pertaining to investments in the client’s account. Ordinarily, client’s broker/dealer or custodian will forward proxies or other communications pertaining to investments directly to the client. Clients should contact their broker/dealer or custodian if they do not receive proxies or other mailings pertaining to their investments. A list of clients for which WCM votes proxies is listed in Appendix P.

For those accounts which are subject to ERISA, unless a client directs WCM in writing to the contrary, or the documents of an employee benefit plan reserve the right to vote proxies to the plan’s trustees or named fiduciary, WCM will vote all proxies for securities and exercise voting rights pertaining to investments in a client’s account (including without limitation matters relating to conversions, exchanges, mergers, stock splits, rights offerings, recapitalizations and reorganizations). Clients may obtain a copy of WCM’s complete proxy voting policies and procedures upon request. Clients may also obtain information from WCM about how WCM voted any proxies on behalf of their account.

C.	Philosophy and Practice regarding the voting of proxies.

1.	General

Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.	Procedures

To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

(a)	Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to the Proxy Manager. The Proxy Manager will then vote the proxy in accordance with this policy.

(b)	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section 2 below. The Proxy Manager will then vote the proxies.

(c)	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section 3 below). With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote, which will be maintained with the record of the actual vote in Adviser’s files.

3.	Voting Guidelines

While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

D.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, Adviser will generally vote in favor of management’s proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, Adviser expects to support proposals to:

(a)	Limit directors’ liability and broaden directors’ indemnification rights

(b)	Generally vote against proposals to Adopt or continue the use of a classified Board structure; and

(c)	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular issue)

2.	Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Adviser will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

Adviser may consider all proposals that will have a material effect on shareholder rights on a case by case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Adopt confidential voting and independent tabulation of voting results; and

(b)	Require shareholder approval of “poison pills;”

And expects to generally vote against proposals to:

(a)	Adopt super-majority voting requirements; and

(b)	Restrict the rights of shareholders to call special meetings, to amend the bylaws, or to act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers, or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

(b)	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

(c)	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

(a)	Adopt classified boards of directors;

(b)	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

(c)	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Eliminate preemptive rights.

E.	Compensation

1.	General

Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:

(a)	Require shareholders approval of “golden parachutes;” and

(b)	Adopt “golden parachutes” that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

(c)	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

2.	Stock Option Plans and Share Issuances

Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. The Adviser believes that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders and that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, the Adviser generally will vote against stock option plans. However, these proposals will be reviewed on a case-by-case basis to determine that shareholders interests are being represented. The Adviser is in favor of management, directors, and employees owning stock, but prefers that the shares be purchased in the open market.

Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:

(a)	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

F.	Corporate Responsibility and Social Issues

Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Adviser will generally vote against proposals involving corporate responsibility and social issues, although Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company or the company’s stock.

G.	Record-Keeping Requirements Pertaining to Proxy Voting.

Rule 204-2, requires that the following proxy voting records be maintained. The CCO shall be responsible for maintaining these records relating to proxy voting.

1.	Copies of all policies and procedures required by Rule 206(4)-6.

2.	A copy of each proxy statement that the investment adviser receives regarding a client’s securities. An adviser may satisfy this requirement by relying on a third-party provider, such as a proxy voting service, or the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

3.	A record of each vote cast by the investment adviser on behalf of a client. An adviser may satisfy this requirement by relying on a third- party service to provide these records. The third party must be capable of providing documents promptly upon request.

4.	A copy of any document created by the Adviser that was material in making a decision on how to vote proxies on a client’s behalf or that articulates the basis for that decision.

5.	A copy of each written client request for information on how the adviser voted proxies on his or her behalf, as well as a copy of any written response by the investment adviser to any written or oral client request for information.

H.	Conflicts of Interest Pertaining to Proxy Voting

Conflicts of interest between the Adviser or a principal of the Adviser and the Adviser’s clients in respect of a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of client securities.

If the CCO determines that a material conflict of interest exists, the following procedures shall be followed:

1.	The Adviser may disclose the existence and nature of the conflict to the client(s) owning the securities, and seek directions on how to vote the proxies;

2.	The Adviser may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or

3.	The Adviser may follow the recommendations of an independent proxy voting service in voting the proxies.

The Adviser keeps certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request. A copy of the Adviser’s proxy-voting policies shall be made available to clients upon request.

J.	CLASS ACTION LITIGATION

From time to time, securities held in the accounts of clients may be the subject of class action lawsuits brought by plaintiff attorneys on various grounds. These class action lawsuits will sometimes result in settlements or verdicts in which all shareholders are eligible to participate.

Where the Company has disclaimed its responsibility (in Form ADV, Schedule F and client contracts) to evaluate a client’s eligibility or submit a claim to participate in the proceeds of a securities class action settlement or verdict, affecting securities owned by a client, it must follow the notification procedures established below.

Where the Company has undertaken the obligation to evaluate the client’s eligibility to participate in the proceeds of a securities class action settlement or verdict and determine whether to submit a claim, the Company will inform the client of the action, inform the client that he or she may opt in or opt out of the lawsuit, advise the client that the Company cannot render legal services, advise the client to consult with an attorney, and advise the client that the failure to do so may negatively affect his or her rights. The Company will take any actions as instructed by the client’s attorney or the client and in the absence of any such instructions, the Company shall take any actions (other than those which would be required to be performed by an attorney) which in its sole discretion is determined to be in the best interests of its clients.

Notification Procedures Re: Securities Class Action Lawsuits

Where the Company receives written or electronic notice of a securities class action lawsuit, settlement or verdict, the notification procedure is as follows:

1.	All notices, proof of claim forms, and other materials will be forwarded upon receipt to the CCO, or a person designated by the CCO.

2.	The CCO, or the designated person, will log in the notices, proof of claim forms, and other materials.

3.	The CCO, or the designated person, will forward all documentation and proof of claim forms received to the client. Electronic mail is acceptable where appropriate, if the client has authorized contact in this manner.

4.	The Company will retain records of these notifications in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

Midwood Capital Management, LLC

Proxy Voting Policy

General Policy

The Portfolio Manager, with the assistance of the Chief Compliance Officer, will:

●	keep a record of each proxy received and how voted;

●	determine which accounts managed by Midwood hold the security to which the proxy relates; and

●	absent conflicts of interest, determine how Midwood should vote the proxy and in a timely manner vote the proxy by mail or electronic means.

The Chief Compliance Officer will have the responsibility of ensuring that Midwood complies with the Proxy Voting Policies and Procedures.

APPENDIX B – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Nominating and Corporate Governance Committee Charter

360 Funds

Nominating and Corporate Governance Committee Membership

1. The Nominating and Corporate Governance Committee of 360 Funds (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:	October 25, 2017

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE

COMMITTEE CHARTER

360 FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

125

APPENDIX C

MIDWOOD CAPITAL PARTNERS, L.P.

Financial Statements

126

MIDWOOD CAPITAL PARTNERS, L.P.

Financial Statements

November 30, 2019

MIDWOOD CAPITAL PARTNERS, L.P.

MIDWOOD CAPITAL PARTNERS, L.P.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019 (Unaudited)
Assets:
Investments, at cost	$14,684,595
Investments, at value	$23,600,902
Deposits at broker for securities sold short	22,723,658
Receivables:
Dividends	3,795
Total assets	46,328,355

Liabilities:
Securities sold short, at proceeds	$15,796,523
Securities sold short, at value	$16,775,209
Payables:
Dividend expense from securities sold short	4,415
Fund shares redeemed	49,255
Due to Adviser	292,632
Due to Administrator	2,908
Accrued expenses	9,763
Total liabilities	17,134,182
Net Assets	$29,194,173

Sources of Net Assets:
Beneficial interest	$25,350,278
Total distributable earnings	3,843,895
Total Net Assets ($0 par value, Unlimited shares of beneficial interest authorized)	$29,194,173

1

MIDWOOD CAPITAL PARTNERS, L.P.
SCHEDULE OF INVESTMENTS
November 30, 2019 (Unaudited)

COMMON STOCK - 65.44%	Shares	Value

Biotechnology - 2.41%
Baudax Bio, Inc. (a)	130,800	$702,396

Chemicals - 0.27%
Rogers Corp. (a)	600	78,012

Commercial Services - 23.35%
CRA International, Inc.	17,000	871,590
R1 RCM, Inc. (a)	431,000	5,555,590
Rosetta Stone, Inc. (a)	25,000	388,500
		6,815,680
Distribution & Wholesale - 4.16%
IAA, Inc. (a)	14,900	675,417
KAR Auction Services, Inc.	25,500	538,560
		1,213,977
Electronics - 2.73%
OSI Systems, Inc. (a)	8,000	795,920

Engineering & Construction - 2.81%
Limbach Holdings, Inc. (a)	273,221	819,663

Healthcare - Products - 1.94%
Invacare Corp.	65,000	567,450

Internet - 0.06%
Actua Corp.	60,003	16,801

Media - 15.40%
Nexstar Media Group, Inc. - Class A	41,750	4,496,893

Miscellaneous Manufacturing - 0.94%
DIRTT Environmental Solutions - Canada (a)	82,400	276,110

Office Furnishings - 3.82%
Interface, Inc.	66,500	1,116,535

Pharmaceuticals - 21.95%
Correvio Pharma Corp. - Canada (a)	83,500	172,845
Recro Pharma, Inc. (a)	377,000	6,235,580
		6,408,425
Retail - 1.00%
Carrols Restaurant Group, Inc. (a)	37,000	293,040

TOTAL COMMON STOCK (Cost $14,684,595)		23,600,902

TOTAL INVESTMENTS, AT VALUE (Cost $14,684,595) - 80.84%		23,600,902

SECURITIES SOLD SHORT (Proceeds $15,796,523) - (57.46%) (d)		(16,775,209)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 76.62%		22,368,480

NET ASSETS - 100%		$29,194,173

(a) Non-income producing security.

2

MIDWOOD CAPITAL PARTNERS, L.P.
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
November 30, 2019 (Unaudited)

SECURITIES SOLD SHORT - (57.46)%

COMMON STOCK - (57.46)%	Shares	Value

Auto Manufacturers - (0.89)%
NIO, Inc. - China - ADR (a)	115,000	$261,050

Auto Parts & Equipment - (2.55)%
Motorcar Parts of America, Inc. (a)	38,125	743,819

Beverages - (7.10)%
Boston Beer Co., Inc. - Class A (a)	3,000	1,152,960
National Beverage Corp. (a)	18,500	918,340
		2,071,300
Building Materials - (1.52)%
AAON, Inc.	9,000	444,330

Commercial Services - (9.20)%
Cross Country Healthcare, Inc. (a)	9,000	108,630
R1 RCM, Inc. (a)	200,000	2,578,000
		2,686,630
Computers - (4.32)%
Kornit Digital Ltd. - Israel (a)	18,000	613,800
PAR Technology Corp. (a)	21,500	646,935
		1,260,735
Distribution & Wholesale - (0.28)%
Hudson Technologies, Inc. (a)	120,000	82,068

Electronics - (3.72)%
Badger Meter, Inc.	17,500	1,085,000

Healthcare - Services - (3.03)%
American Renal Associates Holdings, Inc. (a)	93,500	884,510

Home Builders - (2.40)%
Thor Industries, Inc.	11,000	701,470

Internet - (2.04)%
TrueCar, Inc. (a)	113,500	595,875

Liesure Time - (2.55)%
Camping World Holdings, Inc. - Class A	52,700	634,508
Harley-Davidson, Inc.	3,000	109,140
		743,648
Media - (6.27)%
Nexstar Media Group, Inc. - Class A	17,000	1,831,070

Metal Fabricate & Hardware - (1.03)%
Tredegar Corp.	14,000	301,420

Pharmaceuticals - (0.19)%
Mallinckrodt PLC (a)	15,000	56,550

Real Estate - (1.87)%
Realogy Holdings Corp.	52,000	544,440

3

November 30, 2019 (Unaudited)
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
COMMON STOCK - 65.44% (continued)

SECURITIES SOLD SHORT - (57.46)% (continued)

COMMON STOCK - (57.46)% (continued)	Shares	Value

Retail - (8.35)%
Freshpet, Inc. (a)	15,500	$832,970
PetIQ, Inc. (a)	29,000	667,000
Pier 1 Imports, Inc. (a)	38,250	323,978
Regis Corp. (a)	38,050	613,746
		2,437,694
Software - (0.15)%
Pareteum Corp. (a)	100,000	43,600

TOTAL COMMON STOCK (Proceeds $15,796,523)		16,775,209

TOTAL SECURITIES SOLD SHORT (Proceeds $15,796,523)		$16,775,209

(a) Non-income producing security.

ADR - American Depositary Receipt
PLC - Public Limited Company

4

MIDWOOD CAPITAL PARTNERS, L.P.

STATEMENT OF OPERATIONS

For the
Period Ended
November 30, 2019
(Unaudited)
Investment income:
Dividends	$130,699
Interest	128,355
Total investment income	259,054

Expenses:
Management fee	252,987
Performance/Incentive fee	306,507
Broker Interest expense	112,833
Dividend expense from securities sold short	100,476
Administration expenses	24,213
Professional expenses	16,713
Legal expenses	4,859
Operating expenses	45
Total expenses	818,633

Net investment loss	(559,579)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	2,297,677
Securities sold short	(238,855)
Net realized loss on investments and securities sold short	2,058,822

Net change in unrealized appreciation on:
Investments	2,551,672
Securities sold short	(207,020)
Net change in unrealized appreciation on investments and securities sold short	2,344,652

Net realized and unrealized loss on investments and securities sold short	4,403,474

Net increase in net assets resulting from operations	$3,843,895

5

MIDWOOD CAPITAL PARTNERS, L.P.

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Period Ended	Year Ended
	November 30, 2019	December 31, 2018
	(Unaudited)
Increase (decrease) in net assets from:
Operations:
Net investment loss	$(559,579)	$(251,984)
Net realized gain (loss) on investments and securities sold short	2,058,822	1,073,833
Net change in unrealized appreciation (depreciation) on investments and securities sold short	2,344,652	(2,546,365)
Net decrease in net assets resulting from operations	3,843,895	(1,724,516)

Capital transactions:
Increase in net assets from capital transactions	(1,997,878)	(5,179,427)

Increase in net assets	1,846,017	(6,903,943)

Net Assets:
Beginning of year/period	27,348,156	34,252,099

End of year/period	$29,194,173	$27,348,156

6

MIDWOOD CAPITAL PARTNERS, L.P.

FINANCIAL HIGHLIGHTS

The following tables set forth theoperating performance data, total return ratios to average net assets and other supplemental data for the years and period indicated.

	For the		For the	For the	For the	For the	For the
	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30, 2019		December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014
	(Unaudited)

Total Return before performance fee allocation (a) (d):	15.80	%(e)	(5.30)%	25.03%	5.44%	(5.32)%	(5.33)%
Performance fee allocation:	(1.16	)%(e)	0.00%	(2.79)%	(0.04)%	0.00%	0.00	%(g)
Total return after performance fee allocation:	14.64	%(e)	(5.30)%	22.24%	5.40%	(5.32)%	(5.33)%

Ratios/Supplemental Data:
Net assets, end of year/period (in 000’s):	$29,194		$27,348	$34,252	$32,238	$58,449	$68,000

Ratios of expenses to average net assets (b) (d):	1.74	%(f)	1.69%	1.77%	2.42%	2.96%	2.92%
Performance fee allocation:	1.04	%(f)	1.00%	2.49%	0.03%	0.00%	0.00	%(g)
Total expenses and performance fee allocation	2.78	%(f)	2.69%	4.26%	2.45%	2.96%	2.92%

Ratios of net investment loss (c) (d):	(0.86	)%(f)	(0.76)%	(1.55)%	(2.00)%	(2.21)%	(2.23)%

(a)	Total returns are calculated for the limited partners as a whole.
(b)	The expense ratios factor in all expenses incurred by the Partnership, including dividend expense.
(c)	The net investment loss ratio is calculated before any performance fee allocation.
(d)	The computation of such ratios and total return to an individual limited partner’s capital may produce different results based on differential management fee and performance fee arrangements (as applicable) and the timing of capital transactions.
(e)	Annualized.
(f)	Not annualized.
(g)	Due to rounding.

7

MIDWOOD CAPITAL PARTNERS, L.P.

Financial Statements

December 31, 2018

(With Independent Auditors’ Report Thereon)

MIDWOOD CAPITAL PARTNERS, L.P.

9605 S. Kingston Ct. Suite 200 Englewood, CO 80112 303-721-6131 www.richeymay.com Assurance | Tax | Advisory

INDEPENDENT AUDITORS' REPORT

To the Partners of Midwood Capital Partners, L.P.

Report on the Financial Statements

We have audited the accompanying financial statements of Midwood Capital Partners, L.P. (the “Partnership”), which comprise the statement of assets, liabilities and partners’ capital, including the condensed schedule of investments, as of December 31, 2018, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Partnership’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Midwood Capital Partners, L.P. as of December 31, 2018, and the results of its operations, changes in its partners’ capital and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Englewood, Colorado

April 5, 2019

1

MIDWOOD CAPITAL PARTNERS, L.P.

Statement of Assets, Liabilities and Partners' Capital

December 31, 2018

Assets

Investments, at fair value (cost of $24,219,762)	$27,684,819
Deposit with broker for securities sold short and margin balance	18,270,811
Total assets	$45,955,630

Liabilities and Partners’ Capital
Liabilities:
Securities sold short, at fair value (proceeds of $17,023,701)	$14,895,789
Capital withdrawals payable	3,649,541
Dividend payable	37,643
Other accrued fees	24,501
Total liabilities	18,607,474
Partners’ capital:
General Partner	63,283
Limited Partners	27,284,873
Total partners’ capital	27,348,156
Total liabilities and partners’ capital	$45,955,630

See accompanying notes to financial statements.

2

MIDWOOD CAPITAL PARTNERS, L.P.

Schedule of Investments

December 31, 2018

Security description	Shares	Fair Value (note 2)
Long positions – 101.23%*:
Common stock – 101.23%:
United States of America – 86.98%
Capital Goods – 11.50%
Armstrong World Industries Inc – 4.06%	19,019	$1,107,096
Beacon Roofing Supply Inc – 0.99%	8,573	271,936
BMC Stock Holdings Inc – 1.80%	31,859	493,177
Builders Firstsource Inc – 1.65%	41,360	451,238
GMS Inc – 1.68%	31,004	460,719
Limbach Holdings Inc – 1.32%	98,057	360,850
Commercial & Professional Services – 7.25%
CRA International Inc – 6.68%	42,930	1,826,672
Hudson Global Inc – 0.57%	115,157	155,461
Diversified Financials – 0.14%
Actua Corp – 0.14%	60,003	38,402
Food, Beverage & Tobacco – 10.27%
Craft Brew Alliance Inc – 10.27%	196,355	2,809,840
Health Care Equipment & Services – 23.10%
AMN Health Care Services Inc – 3.70%	17,871	1,012,570
Providence Service Corp – 2.49%	11,345	680,927
R1 RCM Inc – 16.91%	581,617	4,623,855
Materials – 4.94%
Ferro Corp – 4.94%	86,112	1,350,236
Media & Entertainment – 11.94%
Nexstar Media Group Inc – 11.94%	41,537	3,266,470
Pharmaceuticals, Biotechnology & Life Sciences – 1.77%
Recro Pharma Inc – 1.77%	68,027	482,992
Retailing – 7.07%
Sleep Number Corp – 5.30%	45,709	1,450,347
Tile Shop Holdings Inc – 1.77%	88,293	483,845
Technology Hardware & Equipment – 4.70%
OSI Systems Inc – 3.35%	12,494	915,811
Rogers Corp – 1.35%	3,740	370,484
Telecommunication Services – 4.30%
Boingo Wireless Inc – 4.30%	57,114	1,174,835
Total United States of America (cost $20,141,784)		23,787,763

Canada – 14.25%
Capital Goods – 10.22%
DIRTT Environmental Solutions – 10.22%	624,209	2,795,205
Telecommunication Services – 4.03%
Sierra Wireless Inc – 4.03%	82,044	1,101,851
Total Canada (cost $4,077,978)		3,897,056
Total common stock (cost $24,219,762)		27,684,819

3

MIDWOOD CAPITAL PARTNERS L.P.
Schedule of Investments
December 31, 2018

Security description	Shares	Fair value (note 2)
Long positions (continued)
Equity Right – 0.00%:
United States of America – 0.00%:
Media & Entertainment – 0.00%
Nexstar Media Group Inc – 0.00%	21,288	$—
Total Equity Right		—
Total long positions (cost $24,219,762)		$27,684,819

*	Percentages indicated are based on partners’ capital and may include rounding.

See accompanying notes to financial statements.

(continued)

4

MIDWOOD CAPITAL PARTNERS L.P.
Schedule of Investments
December 31, 2018

Security description	Shares	Fair Value (note 2)
Short positions – (54.47%)*
Common stock – (41.50)%:
United States of America – (41.50)%:
Automobiles & Components – (2.82)%
Gentex Corp – (1.72%)	23,271	$470,306
Motorcar Parts of America Inc – (0.17%)	2,804	46,659
Thor Industries Inc – (0.93%)	4,884	253,968
Commercial & Professional Services – (3.24)%
Huron Consulting Group Inc – (3.24%)	17,278	886,534
Consumer Durables & Apparel – (5.07)%
Crocs Inc – (1.44%)	15,210	395,156
Meritage Homes Corp – (1.58%)	11,759	431,790
TRI Pointe Group Inc – (2.05%)	51,277	560,458
Diversified Financials – (0.74)%
Enova International Inc – (0.74%)	10,378	201,956
Food, Beverage & Tobacco – (8.18)%
Boston Beer Co Inc – (2.48%)	2,812	677,242
Freshpet Inc – (3.33%)	28,348	911,672
National Beverage Corp – (2.37%)	9,026	647,796
Health Care Equipment & Services – (9.89)%
American Renal Associates Holdings Inc – (1.22%)	29,005	334,138
Avanos Medical Inc – (2.96%)	18,077	809,668
Cross Country Healthcare Inc – (0.76%)	28,305	207,476
Obalon Therapeutics Inc – (0.36%)	47,289	97,888
PetIQ Inc – (2.79%)	32,538	763,667
Tactile Systems Technology Inc – (1.80%)	10,811	492,441
Materials – (3.26)%
Balchem Corp – (3.26%)	11,379	891,545
Pharmaceuticals, Biotechnology & Life Sciences – (0.34)%
Cambrex Corp – (0.34%)	2,456	92,739
Real Estate – (2.20)%
Realogy Holdings Corp – (2.20%)	40,989	601,719

5

MIDWOOD CAPITAL PARTNERS L.P.
Schedule of Investments
December 31, 2018

Security description	Shares	Fair Value (note 2)
Short positions (continued)
Common stock (continued)
United States of America (continued)
Retailing – (3.84)%
1-800-Flowers.com Inc – (0.38%)	8,500	$103,955
Petmed Express Inc – (0.73%)	8,588	199,757
Sleep Number Corp – (2.73%)	23,500	745,655
Software & Services – (1.03)%
NIC Inc – (1.03%)	22,617	282,259
Technology Hardware & Equipment – (0.89)%
PAR Technology Corp – (0.89%)	11,136	242,208
Total United States of America (proceeds $13,096,502)		11,348,652

Total common stock (proceeds $13,096,502)		11,348,652

Real Estate Investment Trust – (0.48)%
United States of America – (0.48)%:
Real Estate Investment Trust – (0.48)%
Seritage Growth Properties – (-0.48%)	4,100	132,553

Exchange Traded Fund – (12.49)%
United States of America – (12.49)%:
Funds – (12.49)%
IShares Russell 2000 ETF – (12.49%)	25,501	3,414,584
Total short position (proceeds $17,023,701)		$14,895,789

*	Percentages indicated are based on partners’ capital and may include rounding.

See accompanying notes to financial statements.

6

MIDWOOD CAPITAL PARTNERS, L.P.

Statement of Operations

Year ended December 31, 2018

Income
Dividends	$158,034
Interest	147,846
Other income	167
Total income	306,047

Expenses
Management fee	(340,873)
Dividend expense	(144,095)
Other expenses	(73,063)
Total expenses	(558,031)
Net investment loss	(251,984)

Net realized gain and change in unrealized depreciation on investments
Net realized gain on sale of investments	1,073,833
Net change in unrealized depreciation on investments	(2,546,365)
Net realized and unrealized loss on investments	(1,472,532)
Net loss	$(1,724,516)

See accompanying notes to financial statements.

7

MIDWOOD CAPITAL PARTNERS, L.P.

Statement of Changes in Partners’ Capital

Year ended December 31, 2018

	General Partner	Limited Partners	Total
Balance, December 31, 2017	$790,873	$33,461,226	$34,252,099

Capital transfers	(403,470)	403,470	—
Capital contributions	—	30,000	30,000
Capital withdrawals	(324,255)	(4,885,172)	(5,209,427)
Net loss	(2,948)	(1,721,568)	(1,724,516)
Performance fee allocation	3,083	(3,083)	—
Net decrease in partners’ capital	(727,590)	(6,176,353)	(6,903,943)
Balance, December 31, 2018	$63,283	$27,284,873	$27,348,156

See accompanying notes to financial statements.

8

MIDWOOD CAPITAL PARTNERS, L.P.

Statement of Cash Flows

Year ended December 31, 2018

Cash flows from operating activities:
Net loss	$(1,724,516)
Adjustments to reconcile net loss to net cash provided by operating activities:
Net realized gain on sale of investments	(1,073,833)
Net change in unrealized depreciation on investments	2,546,365
Purchase of investments	(22,964,268)
Purchase to cover short positions	(61,826,904)
Proceeds from sale of investments	26,315,954
Proceeds from short sales positions	59,779,960
Decrease (increase) in deposits with broker for securities sold short and margin balance	865,948
Increase (decrease) in interest and dividends payable	19,639
(Decrease) increase in other accrued fees	(49,517)
Net cash provided by operating activities	1,888,828
Cash flows from financing activities:
Capital contributions, net of change in advance capital contributions	30,000
Capital withdrawals, net of change in capital withdrawals payable	(1,918,828)
Net cash used in financing activities	(1,888,828)
Net increase in cash and cash equivalents	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

See accompanying notes to financial statements.

9

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2018

1.	Nature of operations and summary of significant accounting policies

Nature of Operations

Midwood Capital Partners, L.P. (the Partnership) was formed on December 1, 2003 as a Delaware limited partnership and commenced investment operations on December 1, 2003.

The General Partner of the Partnership is Midwood Capital Associates LLC (the “General Partner”). Pursuant to an investment management agreement, the Partnership is managed by Midwood Capital Management LLC (the “Investment Manager”). The Investment Manager is registered with the United States Securities and Exchange Commission as a registered investment adviser. The Partnership is designed to permit investors that are “accredited investors” as defined in Regulation D under the Securities Act and a “qualified client,” as that term is defined in Rule 205-3 under the Advisers Act.

Basis of Presentation

The financial statements are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification. The Partnership is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

These financial statements were approved by management and available for issuance on April 5, 2019. Subsequent events have been evaluated through this date.

Investments in Securities and Securities Sold Short

Investments in securities and securities sold short that are traded on an exchange are valued at their last reported sales price as of the measurement date. Many securities traded over-the-counter (OTC) have bid and ask prices that can be observed. Bid prices reflect the highest price that the market participants are willing to pay for an asset. Ask prices represent the lowest price that the market participants are willing to accept for an asset. For securities whose inputs are based on bid/ask prices, the Partnership’s valuation policies do not require that fair value always be a predetermined point in the bid/ask range. The Partnership’s policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are generally valued at their last reported “bid” price if held long, and last reported “ask” price if sold short. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

Dividends and Interest

The Partnership records dividend income and expense on the ex-dividend date and interest income and expense on the accrual basis.

Realized Gains and Losses

For the purpose of determining gains and losses on the sale of investments, the Partnership specifically identifies securities sold. Realized gains and losses are recorded on the trade date of the sale transaction.

10

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2018

1.	Nature of operations and summary of significant accounting policies (continued)

Foreign Currency Translation and Foreign Investments

The accounting records of the Partnership are maintained in U.S. dollars. Investments in securities denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange at the end of the reporting period. Purchases and sales of investments in securities are translated at the rates of exchange prevailing when such securities were acquired or sold.

Translation adjustments arising from differences between the measurement of assets and liabilities denominated in a foreign currency as of the date of the accompanying statement of assets, liabilities and partners' capital and during the year are included as a separate component of net unrealized gain (loss) on investments on the accompanying statement of operations.

The Partnership Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net realized and unrealized gain (loss) on investments in the statement of operations.

Net realized gains and losses on foreign currency transactions represent gains and losses from sales, disposition of foreign currencies, and currency gains and losses realized on securities transactions.

Derivative Financial Instruments

The Partnership may occasionally purchase long and sell short positions of options, rights, warrants and other derivatives. To the extent held by the Partnership, options are reported at fair value and are valued based on quoted prices from the exchange and are generally categorized in Level 1 or 2 of the fair value hierarchy. To the extent held by the Partnership, rights and warrants are reported at fair value. Rights and warrants that are traded on an exchange are valued at their last reported sales price as of the measurement date and are generally classified in Level 1 in the fair value hierarchy. The fair value of OTC rights and warrants is determined using various option pricing models and are generally classified in Level 2 or 3 in the fair value hierarchy.

As of December 31, 2018, the Partnership did not hold any options, warrants or other derivatives apart from equity rights, which were valued at $0 as of December 31, 2018. For the year ended December 31, 2018, the Partnership had no activity in options, warrants or other derivatives apart from equity rights.

Income Taxes

The Partnership is treated as a pass through entity and does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns.

11

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2018

1.	Nature of operations and summary of significant accounting policies (continued)

Income Taxes (continued)

FASB ASC Topic 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the accompanying financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Partnership’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as tax expense in the current year. The prior three tax years remain open to examination by all applicable jurisdictions in which the Partnership is subject to tax. The Partnership has assessed its tax positions for all open tax years for all applicable jurisdictions, and based on the analysis, the Partnership concluded it has no material uncertain tax positions to be recorded at this time.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

2.	Disclosure of Fair Value Measurement

The Partnership adopted the Fair Value Measurements provision, which requires the Partnership to classify its assets and liabilities based on valuation methods using three levels. Level 1 values are based on quoted prices in active markets for identical investments. Level 2 values are based on significant observable market inputs, such as quoted prices for similar investments and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the Partnership’s determination of assumptions that market participants might reasonably use in valuing the investments. In certain cases, both observable and unobservable inputs may be used to determine the fair value of investments, and, in such cases, an investment’s level within fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of risk or liquidity associated with the underlying investments.

12

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2018

2.	Disclosure of Fair Value Measurement (continued)

The following table presents the Partnership’s valuation levels as of December 31, 2018. Refer to the condensed schedule of investments for disaggregation of investments in securities:

	Level 1	Level 2	Level 3	Balance as of December 31, 2018
Assets – investments, at fair value:
Common stock	$27,646,417	$38,402	$—	$27,684,819
Equity right	—	—	—	—
Total	$27,646,417	$38,402	$—	$27,684,819
Liabilities – securities sold short, at fair value:
Common stock	$11,348,652	$—	$—	$11,348,652
Exchange traded fund	3,414,584	—	—	3,414,584
Real Estate Investment Trust	132,553	—	—	132,553
Total	$14,895,789	$—	$—	$14,895,789

There were no transfers between Level 1, Level 2 and Level 3 during 2018.

3.	Related Parties

The Investment Manager of the Partnership receives a management fee, payable on the first day of each month in advance, and equal to one-twelfth (1/12) of one and a half percent (1.5%) of the net asset value of the limited partners. The Investment Manager may in its sole discretion waive or reduce the management fee applicable to a particular limited partner’s assets.

For the year ended December 31, 2018, management fees were not charged for eleven limited partners, seven who were also members of the General Partner. At December 31, 2018, the total partnership balances of these limited partners equaled $8,011,728.

4.	Partnership Capital

(a)     Allocation of Partnership Profits

Generally, profits and losses are allocated to the partners of the Partnership in proportion to their capital accounts. On an annual basis, the General Partner has a right to a performance fee allocation from each limited partner equal to 20% of the difference between the value of each limited partner’s capital account at year end and that limited partner’s high water mark. Generally, the high water mark is the limited partner’s capital account balance after the previous performance fee allocation made from the limited partner’s capital account balance adjusted for contributions and withdrawals.

13

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2018

4.        Partnership Capital (continued)

(a)      Allocation of Partnership Profits (continued)

In cases where a limited partner’s capital account has yet to be debited for a performance fee allocation, the high water mark is equal to that limited partner’s capital contributions less capital withdrawals.

For the year ended December 31, 2018, a performance fee allocation was made in the amount of $3,083.

(b)       Contributions

The Partnership will accept contributions on the first day of each month, subject to the discretion of the General Partner. All contributions of limited partners shall be in cash or, with the consent of the General Partner, marketable securities.

(c)       Withdrawals

A limited partner will have the right to withdraw any amount out of its capital account on the last day of any quarter with a one year soft lockup period subject to a 3% early withdrawal fee, provided that the General Partner has received notice of withdrawal at least 90 days prior to the effective date of withdrawal.

(d)       Withdrawals Payable

Capital withdrawals are recognized as liabilities when the amount requested in the withdrawal notice becomes fixed, which is generally the last day of a fiscal quarter. As a result, withdrawals paid after the end of the year, based on net asset balances at year-end, are included in amounts payable to the Partnership. Withdrawal notices received for which the dollar amount is not fixed remain in partners’ capital until the amount is determined.

5.       Deposits with brokers

The Partnership executes securities transactions and enters into security positions through certain securities brokers. Amounts may be restricted to the extent that they serve as deposits for securities sold short. The Partnership is subject to counterparty risk to the extent that a broker with whom it conducts business may be unable to fulfill contractual obligations on the Partnership's behalf. The General Partner monitors the financial condition of such brokers and does not anticipate any losses from these counterparties. As of December 31, 2018, the cash deposit amounts due from brokers totaled $18,270,811 and the margin borrowing amounts due to brokers totaled $0.

6.       Financial Instruments

In the normal course of business, the Partnership enters into transactions in financial instruments with off-balance-sheet risk in connection with its normal trading activities. These financial instruments contain off-balance-sheet risk in as much as the ultimate settlement of these transactions may exceed the amounts which are recognized in the financial statements at December 31, 2018.

The Partnership may make short sales whereby a security is sold that it does not own in anticipation of a decline in the market value of that security. To enter a short sale, the Partnership may need to borrow the security for delivery to the buyer.

14

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2018

6.        Financial Instruments (continued)

On each day the short sale is open, the liability for the obligation to replace the borrowed security is marked-to-market and an unrealized gain or loss equal to the difference between the price at which the security was sold and the cost of replacing the borrowed security is recorded.

While the transaction is open, the Partnership will also incur an expense for any accrued dividends or interest which is paid to the lender of the securities. The Partnership has recorded this obligation in securities sold short at fair value at December 31, 2018, which amounted to $14,895,789.

7.        Foreign Investment Risk and Concentration of Investments

The Partnership invests in non-U.S. securities and is exposed to the certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Partnership invests could adversely affect the dividend yield, total return earned on and the value of the foreign securities. In addition, if the value of any foreign currency in which the Partnership’s investments are denominated declines relative to the U.S. dollar, the dividend yield, total return earned on and the value of the Partnership may decline as well. Certain foreign countries may have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

At any given time, the Partnership may have a substantial portion of its assets invested in a group of securities having nearly the same risk characteristics. As of December 31, 2018, the Partnership’s investments did not constitute a diversified portfolio. This concentration of investments combined with the Partnership’s potential use of leverage represents a substantial source of risk to Partnership capital.

8.       Financial Highlights

The Partnership follows the provisions of GAAP and the revised AICPA Audit and Accounting Guide for Investment Companies which requires the Partnership to disclose certain financial information (Financial Highlights) for the Partnership’s most recent fiscal year. Accordingly, for the year ended December 31, 2018, the Partnership’s net investment loss and expense ratios for the limited partners, based on their average capital balances, were as follows:

2018

Net investment loss ratio	(0.76)%

Expense ratio	(1.69)%
Performance fee allocation	(0.01)%
Total expenses and performance fee allocation	(1.70)%

15

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2018

8.       Financial Highlights (continued)

The total return based on the change in value during the year for the limited partners was as follows:

2018

Total return before performance fee allocation	(5.30)%
Performance fee allocation	0.00%
Total return after performance fee allocation	(5.30)%

The expense ratio factors in all expenses incurred by the Partnership, including dividend expense. The ratios and total return are calculated for the limited partners as a whole. The net investment loss ratio is calculated before any performance fee allocation. The computation of such ratios and total return to an individual limited partner’s capital may produce different results based on differential management fee and performance fee arrangements (as applicable) and the timing of capital transactions.

9.       Subsequent Events

Management has evaluated subsequent events through April 5, 2019, the date financial statements were available to be issued. Management has determined that there are no material events that would require adjustment to, or disclosure in, the Partnership’s financial statements.

16

MIDWOOD CAPITAL PARTNERS, L.P.

Financial Statements

December 31, 2017

(With Independent Auditors’ Report Thereon)

MIDWOOD CAPITAL PARTNERS, L.P.

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Independent Auditors’ Report

The Partners of

Midwood Capital Partners, L.P.:

We have audited the accompanying financial statements of Midwood Capital Partners, L.P., which comprise the statements of assets, liabilities and partners’ capital including the condensed schedule of investments, as of December 31, 2017, and the related statements of operations, changes in partners’ capital, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Midwood Capital Partners, L.P. as of December 31, 2017, and the results of its operations, changes in its partners’ capital and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

Boston, Massachusetts

April 20, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

1

MIDWOOD CAPITAL PARTNERS, L.P.

Statements of Assets, Liabilities and Partners' Capital

December 31, 2017

2017
Assets

Investments, at fair value (cost of $24,424,849)	$33,335,849
Deposit with broker for securities sold short and margin balance	19,140,711
Total assets	$52,476,560

Liabilities and Partners’ Capital

Liabilities:
Securities sold short, at fair value (proceeds of $16,997,879)	$17,769,545
Payable for securities purchased	3,952
Capital withdrawals payable	358,942
Interest and dividends payable	18,004
Other accrued fees	74,018
Total liabilities	18,224,461
Partners’ capital:
General Partner	790,873
Limited Partners	33,461,226
Total partners’ capital	34,252,099
Total liabilities and partners’ capital	$52,476,560

See accompanying notes to financial statements.

2

MIDWOOD CAPITAL PARTNERS, L.P.

Condensed Schedule of Investments

December 31, 2017

		Fair value
Security description	Shares	(note 2)
Long positions – 97.33%*:
Common stock – 97.33%:
United States of America – 91.69%:
Capital Goods – 18.34%
Armstrong World Industries Inc – 7.35%	41,578	$2,517,548
NCI Building Systems Inc – 6.77%	120,190	2,319,667
Others – 4.22%		1,443,228
Commercial & Professional Services – 3.53%		1,209,290
Health Care Equipment & Services – 13.97%
AMN Healthcare Services Inc – 5.36%	37,250	1,834,563
R1 RCM Inc – 5.79%	449,481	1,982,211
Others – 2.82%		966,651
Materials – 13.98%
Ferro Corp – 5.42%	78,683	1,856,132
Others – 8.56%		2,932,242
Media – 9.36%
Nexstar Media Group Inc – 9.36%	40,984	3,204,948
Retailing – 5.87%
Sleep Number Corp – 5.87%	53,517	2,011,704
Software & Services – 2.50%		857,858
Technology Hardware & Equipment – 6.82%		2,334,644
Telecommunication Services – 5.84%
Boingo Wireless Inc – 5.84%	88,948	2,001,330
Food, Beverage & Tobacco – 9.25%
Craft Brew Alliance Inc – 9.25%	165,087	3,169,669
Consumer Durables & Apparel – 2.23%		765,445
Total United States of America (cost $22,865,618)		31,407,130
Canada – 5.64%:
Capital Goods – 5.64%
DIRTT Environmental Solutions – 5.64%	358,859	1,928,719
Total Canada (cost $1,559,231)		1,928,719
Total common stock (cost $24,424,849)		33,335,849
Equity Right – 0.00%:
United States of America – 0.00%:
Total United States of America		—
Total Equity Right		—
Total long positions (cost $24,424,849)		$33,335,849

* Percentages indicated are based on partners’ capital and may include rounding.

See accompanying notes to financial statements.

(Continued)

3

MIDWOOD CAPITAL PARTNERS L.P.

Condensed Schedule of Investments

December 31, 2017

Security description	Shares	Fair value (note 2)
Short positions – (51.88%)*
Common stock – (51.88)%:
United States of America – (51.88)%:
Automobiles & Components – (3.98)%		$1,365,968
Capital Goods – (0.90)%		308,796
Commercial & Professional Services – (1.71)%		585,635
Consumer Durables & Apparel – (2.46)%		841,276
Consumer Services – (2.31)%		791,004
Food & Staples Retailing – (2.28)%		781,745
Food, Beverage & Tobacco – (2.94)%		1,007,142
Health Care Equipment & Services – (0.46)%		157,275
Materials – (9.94)%		3,403,946
Pharmaceuticals, Biotechnology & Life Sciences – (3.07)%		1,050,096
Retailing – (7.33)%		2,511,622
Software & Services – (6.54)%		2,239,673
Technology Hardware & Equipment – (6.02)%		2,062,342
Telecommunication Services – (0.75)%		255,236
Transportation – (1.19)%		407,789
Total United States of America (proceeds $16,997,879)		17,769,545

Total common stock (proceeds $16,997,879)		17,769,545
Total short positions (proceeds $16,997,879)		$17,769,545

*	Percentages indicated are based on partners’ capital and may include rounding.

See accompanying notes to financial statements.

4

MIDWOOD CAPITAL PARTNERS, L.P.

Statements of Operations

Year ended December 31, 2017

2017
Income
Interest	$15,702
Dividends	54,453
Other income	165
Total income	70,320

Expenses
Interest and dividend expense	(107,423)
Management fee	(337,870)
Other expenses	(125,834)
Total expenses	(571,127)
Net investment loss	(500,807)

Net realized and change in unrealized appreciation and depreciation on investments
Net realized gain on sale of investments	2,680,247
Total realized gain	2,680,247

Net change in unrealized appreciation on investments	5,159,949
Total change in unrealized appreciation	5,159,949
Net realized and unrealized gain on investments	7,840,196
Net gain	$7,339,389

See accompanying notes to financial statements.

5

MIDWOOD CAPITAL PARTNERS, L.P.

Statements of Changes in Partners’ Capital

Year ended December 31, 2017

	General Partner	Limited Partners	Total
Balance, December 31, 2016	$15,424	32,223,041	32,238,465
Capital contributions	—	25,424	25,424
Capital withdrawals	(33,470)	(5,317,709)	(5,351,179)
Net gain	4,017	7,335,372	7,339,389
Performance fee allocation	804,902	(804,902)	—
Net increase in partners’ capital	775,449	1,238,185	2,013,634
Balance, December 31, 2017	$790,873	33,461,226	34,252,099

See accompanying notes to financial statements.

6

MIDWOOD CAPITAL PARTNERS, L.P.

Statements of Cash Flows

Year ended December 31, 2017

2017
Cash flows from operating activities:
Net gain	$7,339,389
Adjustments to reconcile net gain to net cash provided by operating activities:
Net realized gain on sale of investments	(2,680,247)
Change in unrealized appreciation on investments	(5,159,949)
Purchase of investments	(17,763,403)
Purchase to cover short positions	(59,221,273)
Proceeds from sale of investments	25,245,977
Proceeds from short sales positions	62,624,384
Decrease (increase) in deposits with broker for securities sold short and margin balance	3,787,443
Decrease (increase) in receivable for securities sold	519,599
Decrease (increase) in dividend receivable	579
(Decrease) increase in payable for securities purchased	(165,737)
Increase in interest and dividends payable	6,657
(Decrease) increase in management fees payable	(3,922)
(Decrease) increase in other accrued fees	(18,878)
Net cash provided by operating activities	$14,510,619
Cash flows from financing activities:
Capital contributions, net of change in advance capital contributions	25,424
Capital withdrawals, net of change in capital withdrawals payable	(14,536,043)
Net cash used in by financing activities	$(14,510,619)
Net increase in cash and cash equivalents	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

See accompanying notes to financial statements.

7

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2017

1.	Nature of operations and summary of significant accounting policies

 Nature of Operations

Midwood Capital Partners, L.P. (the Partnership) was formed on December 1, 2003 as a Delaware limited partnership and commenced investment operations on December 1, 2003.

The General Partner of the Partnership is Midwood Capital Associates LLC (the “General Partner”). Pursuant to an investment management agreement, the Partnership is managed by Midwood Capital Management LLC (the “Investment Manager”). The Investment Manager is registered with the United States Securities and Exchange Commission as a registered investment adviser. The Partnership is designed to permit investors that are “accredited investors” as defined in Regulation D under the Securities Act and a “qualified client,” as that term is defined in Rule 205-3 under the Advisers Act.

Basis of Presentation

The financial statements are expressed in United States dollars and have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification. The Partnership is an investment company and follows the accounting and reporting guidance in FASB Topic 946.

These financial statements were approved by management and available for issuance on April 20, 2018. Subsequent events have been evaluated through this date.

Investments in Securities and Securities Sold Short

Investments in securities and securities sold short that are traded on an exchange are valued at their last reported sales price as of the measurement date. Many securities traded over-the-counter (OTC) have bid and ask prices that can be observed. Bid prices reflect the highest price that the market participants are willing to pay for an asset. Ask prices represent the lowest price that the market participants are willing to accept for an asset. For securities whose inputs are based on bid/ask prices, the Partnership’s valuation policies do not require that fair value always be a predetermined point in the bid/ask range. The Partnership’s policy for securities traded in the OTC markets and listed securities for which no sale was reported on that date are generally valued at their last reported “bid” price if held long, and last reported “ask” price if sold short. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

Dividends and Interest

The Partnership records dividend income and expense on the ex-dividend date and interest income and expense on the accrual basis.

Realized Gains and Losses

For the purpose of determining gains and losses on the sale of investments, the Partnership specifically identifies securities sold. Realized gains and losses are recorded on the trade date of the sale transaction.

8

 MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2017

1.	Nature of operations and summary of significant accounting policies (continued)

Foreign Currency Translation and Foreign Investments

The accounting records of the Partnership are maintained in U.S. dollars. Investments in securities denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange at the end of the reporting period. Purchases and sales of investments in securities are translated at the rates of exchange prevailing when such securities were acquired or sold.

Translation adjustments arising from differences between the measurement of assets and liabilities denominated in a foreign currency as of the date of the accompanying statement of assets, liabilities and partners’ capital and during the year are included as a separate component of net unrealized gain (loss) on investments on the accompanying statement of operations.

The Partnership Fund does not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net realized and unrealized gain (loss) on investments in the statement of operations.

Net realized gains and losses on foreign currency transactions represent gains and losses from sales, disposition of foreign currencies, and currency gains and losses realized on securities transactions.

Derivative Financial Instruments

The Partnership may occasionally purchase long and sell short positions of options, rights, warrants and other derivatives. To the extent held by the Partnership, options are reported at fair value and are valued based on quoted prices from the exchange and are generally categorized in Level 1 or 2 of the fair value hierarchy. To the extent held by the Partnership, rights and warrants are reported at fair value. Rights and warrants that are traded on an exchange are valued at their last reported sales price as of the measurement date and are generally classified in Level 1 in the fair value hierarchy. The fair value of OTC rights and warrants is determined using various option pricing models and are generally classified in Level 2 or 3 in the fair value hierarchy.

As of December 31, 2017, the Partnership did not hold any options, warrants or other derivatives apart from equity rights. For the year ended December 31, 2017, the Partnership had no activity in options, warrants or other derivatives apart from equity rights.

Income Taxes

The Partnership is treated as a pass through entity and does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Partnership’s income or loss on their income tax returns.

9

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2017

1.	Nature of operations and summary of significant accounting policies (continued)

Income Taxes (continued)

FASB ASC Topic 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the accompanying financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Partnership’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as tax expense in the current year. The prior three tax years remain open to examination by all applicable jurisdictions in which the Partnership is subject to tax. The Partnership has assessed its tax positions for all open tax years for all applicable jurisdictions, and based on the analysis, the Partnership concluded it has no material uncertain tax positions to be recorded at this time.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Partnership’s management to make estimates and assumptions that affect the amounts disclosed in the financial statements. Actual results could differ from those estimates.

2.	Disclosure of Fair Value Measurement

The Partnership adopted the Fair Value Measurements provision, which requires the Partnership to classify its assets and liabilities based on valuation methods using three levels. Level 1 values are based on quoted prices in active markets for identical investments. Level 2 values are based on significant observable market inputs, such as quoted prices for similar investments and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the Partnership’s determination of assumptions that market participants might reasonably use in valuing the investments. In certain cases, both observable and unobservable inputs may be used to determine the fair value of investments, and, in such cases, an investment’s level within fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of risk or liquidity associated with the underlying investments.

10

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2017

2.	Disclosure of Fair Value Measurement (continued)

 The following table presents the Partnership’s valuation levels as of December 31, 2017. Refer to the condensed schedule of investments for disaggregation of investments in securities:

	Level 1	Level 2	Level 3	Balance as of December 31, 2017
Assets – investments, at fair value:
Common stock	$33,335,849	—	—	33,335,849
Total	$33,335,849	—	—	33,335,849
Liabilities – securities sold short, at fair value:
Common stock	$17,769,545	—	—	17,769,545
Total	$17,769,545	—	—	17,769,545

 There were no transfers between Level 1, Level 2 and Level 3 during 2017.

3.	Related Parties

The General Partner of the Partnership receives a management fee, payable on the first day of each month in advance, and equal to one-twelfth (1/12) of one and a half percent (1.5%) of the net asset value of the limited partners. The General Partner may in its sole discretion waive or reduce the management fee applicable to a particular limited partner’s assets.

For the year ended December 31, 2017, management fees were not charged for eleven limited partners, seven who were also members of the General Partner. At December 31, 2017, the total partnership balances of these limited partners equaled 21.44%.

4.	Partnership Capital
(a)	Allocation of Partnership Profits

Generally, profits and losses are allocated to the partners of the Partnership in proportion to their capital accounts. On an annual basis, the General Partner has a right to a performance fee allocation from each limited partner equal to 20% of the difference between the value of each limited partner’s capital account at year end and that limited partner’s high water mark. Generally, the high water mark is the limited partner’s capital account balance after the previous performance fee allocation made from the limited partner’s capital account balance adjusted for contributions and withdrawals.

11

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2017

4.	Partnership Capital (continued)
(a)	Allocation of Partnership Profits (continued)

In cases where a limited partner’s capital account has yet to be debited for a performance fee allocation, the high water mark is equal to that limited partner’s capital contributions.

For the year ended December 31, 2017, a performance fee allocation was made in the amount of $804,902.

(b)	Contributions

The Partnership will accept contributions on the first day of each month, subject to the discretion of the General Partner. All contributions of limited partners shall be in cash or, with the consent of the General Partner, marketable securities.

(c)	Withdrawals

A limited partner will have the right to withdraw any amount out of its capital account on the last day of any quarter with a one year soft lockup period subject to a 3% early withdrawal fee, provided that the Partnership has received notice of withdrawal at least 90 days prior to the effective date of withdrawal.

5.	Deposits with brokers

Deposits with brokers include cash balances held with brokers and margin borrowings. Amounts may be restricted to the extent that they serve as deposits for securities sold short. As at December 31, 2017, margin borrowings of $19,140,711 are collateralized by certain securities and cash balances held by the Partnership. The Partnership is subject to interest on margin accounts as determined by the brokers and counterparties based on market rates.

6.	Financial Instruments

In the normal course of business, the Partnership enters into transactions in financial instruments with off-balance-sheet risk in connection with its normal trading activities. These financial instruments contain off-balance-sheet risk in as much as the ultimate settlement of these transactions may exceed the amounts which are recognized in the financial statements at December 31, 2017.

The Partnership may make short sales whereby a security is sold that it does not own in anticipation of a decline in the market value of that security. To enter a short sale, the Partnership may need to borrow the security for delivery to the buyer.

On each day the short sale is open, the liability for the obligation to replace the borrowed security is marked-to-market and an unrealized gain or loss equal to the difference between the price at which the security was sold and the cost of replacing the borrowed security is recorded.

While the transaction is open, the Partnership will also incur an expense for any accrued dividends or interest which is paid to the lender of the securities. The Partnership has recorded this obligation in securities sold short at fair value at December 31, 2017, which amounted to $17,769,545.

12

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2017

7.	Foreign Investment Risk and Concentration of Investments

The Partnership invests in non-U.S. securities and is exposed to the certain unique risks of foreign investing. For example, political turmoil and economic instability in the countries in which the Partnership invests could adversely affect the dividend yield, total return earned on and the value of the foreign securities. In addition, if the value of any foreign currency in which the Partnership’s investments are denominated declines relative to the U.S. dollar, the dividend yield, total return earned on and the value of the Partnership may decline as well. Certain foreign countries have less developed and less regulated securities markets and accounting systems than the U.S. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected.

At any given time, the Partnership may have a substantial portion of its assets invested in a group of securities having nearly the same risk characteristics. As of December 31, 2017, the Partnership’s investments did not constitute a diversified portfolio. This concentration of investments combined with the Partnership’s potential use of leverage represents a substantial source of risk to Partnership capital.

8.	Financial Highlights

The Partnership follows the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies which requires the Partnership to disclose certain financial information (Financial Highlights) for the Partnership’s most recent fiscal years. Accordingly, for the years ended December 31, 2017, the Partnership’s net investment loss and expense ratios for the limited partners, based on their average capital balances, were as follows:

2017

Net investment loss ratio	(1.55)%

Expense ratio	(1.77)%
Performance fee allocation	(2.49)%
Total expenses and performance fee allocation	(4.26)%

The total return based on the change in value during the year for the limited partners was as follows:

2017
Total return before performance fee allocation	25.03%
Performance fee allocation	(2.79)%
Total return after performance fee allocation	22.24%

The expense ratio factors in all expenses incurred by the Partnership, including dividend expense. The ratios and total return are calculated for the limited partners as a whole. The net investment loss ratio is calculated before any performance fee allocation. The computation of such ratios and total return to an individual limited partner’s capital may produce different results based on differential management fee and performance fee arrangements (as applicable) and the timing of capital transactions.

13

MIDWOOD CAPITAL PARTNERS, L.P.

Notes to Financial Statements

December 31, 2017

9.	Subsequent Events

From January 1, 2018 through April 20, 2018, the Fund recorded additional subscription of approximately $30,000 and had additional capital redemptions of approximately $398,658.

14

Midwood Capital Partners, L.P.

Schedule of Investments

December 31, 2017

MIDWOOD CAPITAL PARTNERS, L.P.
SCHEDULE OF INVESTMENTS
December 31, 2017 (Unaudited)	ANNUAL REPORT

COMMON STOCK - 65.44%	Shares	Value

Beverages - 9.25%
Craft Brew Alliance, Inc. (a)	165,087	$3,169,670
		3,169,670
Building Materials - 18.93%
Armstrong World Industries, Inc.	41,578	2,517,548
Cornerstone Building Brands, Inc. (a)	120,190	2,319,667
US Concrete, Inc. (a)	19,690	1,647,069
		6,484,284
Chemicals - 7.37%
Ferro Corp. (a)	78,683	1,856,132
Rogers Corp. (a)	4,115	666,301
		2,522,433
Commercial Services - 14.67%
AMN Healthcare Services, Inc. (a)	37,250	1,834,562
CRA International, Inc.	26,903	1,209,290
R1 RCM, Inc. (a)	449,481	1,982,211
		5,026,063
Electronics - 4.87%
OSI Systems, Inc. (a)	25,914	1,668,343

Hand & Machine Tools - 1.12%
Milacron Holdings Corp. (a)	20,024	383,259

Healthcare - Products - 2.82%
Invacare Corp.	57,368	966,651

Home Furnishings - 8.11%
Sleep Number Corp. (a)	53,517	2,011,704
Tempur Sealy International, Inc. (a)	12,210	765,445
		2,777,149
Internet - 5.84%
Boingo Wireless, Inc. (a)	88,948	2,001,330

Media - 9.36%
Nexstar Media Group, Inc.	40,984	3,204,949

Miscellaneous Manufacturing - 5.63%
DIRTT Environmental Solutions - Canada (a)	358,859	1,928,719

Oil & Gas - 3.75%
Trecora Resources (a)	95,198	1,285,173

Retail - 3.10%
BMC Stock Holdings, Inc. (a)	41,896	1,059,969

Software - 2.51%
Brightcove, Inc. (a)	120,825	857,857

TOTAL COMMON STOCK (Cost $24,424,849)		33,335,849

EQUITY RIGHTS - 0.00%
Media General, Inc. (a)	21,288	—

TOTAL EQUITY RIGHTS (Cost $0)		—

TOTAL INVESTMENTS, AT VALUE (Cost $24,424,849) - 97.33%		33,335,849

SECURITIES SOLD SHORT (Proceeds $16,997,879) - (51.88%) (d)		(17,769,545)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 54.55%		18,685,795

NET ASSETS - 100%		$34,252,099

(a) Non-income producing security.

15

MIDWOOD CAPITAL PARTNERS, L.P.
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
December 31, 2017 (Unaudited)	ANNUAL REPORT

SECURITIES SOLD SHORT - (51.88)%

COMMON STOCK - (51.88)%	Shares	Value

Apparel - (1.22)%
Crocs, Inc.	33,078	$418,106

Beverages - (1.25)%
National Beverage Corp.	4,377	426,495

Biotechnology - (3.07)%
Cambrex Corp.	21,877	1,050,096

Chemicals - (6.00)%
Balchem Corp.	11,842	954,465
Innophos Holdings, Inc.	23,562	1,101,052
		2,055,517
Commercial Services - (3.87)%
2U, Inc.	5,174	333,775
Hertz Global Holdings, Inc.	18,452	407,789
Huron Consulting Group, Inc.	14,478	585,635
		1,327,199
Electronics - (2.47)%
Gentex Corp.	40,456	847,553

Engineering & Construction - (0.90)%
Aegion Corp.	12,143	308,796

Food - (2.28)%
Smart & Final Stores, Inc.	23,480	200,754
Sprouts Farmers Market, Inc.	23,860	580,991
		781,745
Healthcare - Services - (0.46)%
AAC Holdings, Inc.	17,475	157,275

Home Builders - (1.51)%
Winnebago Industries, Inc.	9,324	518,414

Home Furnishings - (2.58)%
Sleep Number Corp.	23,500	883,365

Internet - (5.02)%
ANGI Homeservices, Inc.	64,558	675,277
Endurance International Group Holdings, Inc.	79,341	666,464
Snap, Inc.	25,752	376,237
		1,717,978
Miscellaneous Manufacturing - (1.81)%
Myers Industries, Inc.	31,760	619,320

Oil & Gas - (2.13)%
Trecora Resources	54,008	729,108

Retail - (9.02)%
Dine Brands Global, Inc.	9,013	457,230
Freshpet, Inc.	30,641	580,647
Hibbett Sports, Inc.	25,134	512,734
PetMed Express, Inc.	24,517	1,115,524
Vera Bradley, Inc.	34,743	423,170
		3,089,305
Software - (2.42)%
Avid Technology, Inc.	57,174	308,168
Progress Software Corp.	12,255	521,695
		829,863
Telecommunications - (5.87)%
Harmonic, Inc.	159,731	670,870
Spok Holdings, Inc.	16,309	255,236
ViaSat, Inc.	14,473	1,083,304
		2,009,410

TOTAL COMMON STOCK (Proceeds $16,997,879)		17,769,545

TOTAL SECURITIES SOLD SHORT (Proceeds $16,997,879)		$17,769,545

16

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.	Exhibits

(a)(1)	Agreement and Declaration of Trust (“Trust Instrument”).[1]

(a)(2)	Certificate of Amendment to the Trust Instrument.[4]

(b)	By-Laws. [1]

(c)	Articles III, V and VI of the Trust Instrument, Exhibit 28(a)(1) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Investment Advisory Agreement between the Registrant, on behalf of the Stringer Growth Fund and Stringer Moderate Growth Fund (the “Stringer Funds”), and Stringer Asset Management, LLC, as Adviser.[10]

(d)(2)

Investment Advisory Agreement between the Registrant, on behalf of the IMS Capital Value Fund, IMS Strategic Income Fund and IMS Dividend Growth Fund (the “IMS Funds”), and IMS Capital Management, Inc., as Adviser.[8]

(d)(3)

Interim Investment Advisory Agreement between the Registrant, on behalf of the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), and FinTrust Capital Advisors, LLC, as Adviser[31]

(d)(4)

Investment Advisory Agreement between the Registrant, on behalf of the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), and FinTrust Capital Advisors, LLC, as Adviser.[31]

(d)(5)	Investment Advisory Agreement between the Registrant, on behalf of the Crow Point Alternative Income Fund, and Crow Point Partners, LLC, as Adviser.[23]

(d)(6)	Investment Advisory Agreement between the Registrant, on behalf of the EAS Crow Point Alternatives Fund, and Crow Point Partners, LLC, as Adviser.[23]

(d)(7)

Investment Advisory Agreement between the Registrant, on behalf of the Crow Point Global Tactical Allocation Fund (formerly known as the Crow Point Defined Risk Global Equity Income Fund) (together with the Crow Point Alternative Income Fund and the EAS Crow Point Alternatives Fund, the “Crow Point Funds”), and Crow Point Partners, LLC, as Adviser.[23]

(d)(8)	Investment Advisory Agreement between the Registrant, on behalf of the RVX Emerging Markets Equity Fund, and Crow Point Partners, LLC, as Adviser.[31]

(d)(9)	Investment Sub-Advisory Agreement between Crow Point Partners, LLC and RVX Asset Management LLC, on behalf of the RVX Emerging Markets Equity Fund.[27]

(d)(10)	Investment Sub-Advisory Agreement between Crow Point Partners, LLC and Winthrop Capital Management, LLC, on behalf of the Crow Point Alternative Income Fund.[35]

(d)(11)	Form of Investment Advisory Agreement between the Registrant, on behalf of the Midwood Long/Short Equity Fund, and Crow Point Partners, LLC, as Adviser.[37]

(d)(12)	Form of Investment Sub-Advisory Agreement between Crow Point Partners, LLC and Midwood Capital Management LLC, on behalf of the Midwood Long/Short Equity Fund.[37]

(e)(1)	Distribution Agreement between the Registrant, on behalf of the Stringer Funds, and Matrix 360 Distributors, LLC, as Distributor.[14]

(e)(2)	Distribution Agreement between the Registrant, on behalf of the IMS Funds, and Matrix 360 Distributors, LLC, as Distributor.[27]

(e)(3)

Distribution Agreement between the Registrant, on behalf of the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), and Matrix 360 Distributors, LLC, as Distributor.[11]

(e)(4)	Distribution Agreement between the Registrant, on behalf of the Crow Point Funds, and Matrix 360 Distributors, LLC, as Distributor.[23]

(e)(5)	Distribution Agreement between the Registrant, on behalf of the RVX Emerging Markets Equity Fund, and Matrix 360 Distributors, LLC, as Distributor.[27]

(e)(6)	Form of Distribution Agreement between the Registrant, on behalf of the Midwood Long/Short Equity Fund, and Matrix 360 Distributors, LLC, as Distributor.[37]

(f)	Not Applicable.

(g)(1)	Custodian Agreement between the Registrant, on behalf of the Stringer Growth Fund, and Fifth Third Bank, as Custodian.[5]

(g)(2)	First Amendment to Custodian Agreement between the Registrant, on behalf of the Stringer Moderate Growth Fund, and Fifth Third Bank, as Custodian.[10]

(g)(3)	Custodian Agreement between the Registrant, on behalf of the IMS Funds, and Huntington National Bank, as Custodian.[8]

(g)(4)

Exhibit A to the Custodian Agreement between the Registrant, on behalf of FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), and Fifth Third Bank, as Custodian.[15]

(g)(5)	Custodian Agreement between the Registrant, on behalf of the Crow Point Alternative Income Fund, and Fifth Third Bank, N.A., as Custodian.[31]

(g)(6)	Custodian Agreement between the Registrant, on behalf of the EAS Crow Point Alternatives Fund, and Fifth Third Bank, N.A., as Custodian.[31]

(g)(7)

Custodian Agreement between the Registrant, on behalf of the Crow Point Global Tactical Allocation Fund (formerly known as the Crow Point Defined Risk Global Equity Income Fund), and Fifth Third Bank, N.A., as Custodian.[31]

(g)(8)	Global Custody between the Registrant, on behalf of the RVX Emerging Markets Equity Fund, and MUFG Union Bank, N.A., as Custodian.[27]

(g)(9)	Amended and Restated Exhibit A to the Custodian Agreement between the Registrant, on behalf of the Midwood Long/Short Equity Fund, and Fifth Third Bank, N.A., as Custodian.[38]

(g)(10)	Special Custody and Pledge Agreement between the Midwood Long/Short Equity Fund, Goldman Sachs & CO. LLC, Crow Point Partners, LLC and Fifth Third Bank.[38]

(h)(1)	Investment Company Services Agreement between the Registrant, on behalf of the Stringer Funds, and M3Sixty Administration, LLC, as Administrator.[10]

(h)(2)	Investment Company Services Agreement between the Registrant, on behalf of the IMS Funds, and M3Sixty Administration, LLC, as Administrator.[12]

(h)(3)

Investment Company Services Agreement between the Registrant, on behalf of the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), and M3Sixty Administration, LLC, as Administrator.[14]

(h)(4)

Amended and Restated Investment Company Services Agreement between the Registrant, on behalf of the Crow Point Funds, the RVX Emerging Markets Equity Fund, and the Midwood Long/Short Equity Fund  (the “Crow Point Combined Funds”) and M3Sixty Administration, LLC, as Administrator.[37]

(h)(5)	Fund CCO Service Agreement between the Registrant, on behalf of the Crow Point Combined Funds, and M3Sixty Administration, LLC, as Administrator. [34]

(h)(6)	Amended Schedule A to Fund CCO Service Agreement between the Registrant, on behalf of the Crow Point Combined Funds, and M3Sixty Administration, LLC, as Administrator.[37]

(h)(7)	Amended Expense Limitation Agreement between the Registrant, on behalf of the Stringer Funds, and Stringer Asset Management, LLC, as Adviser.[15]

(h)(8)	Expense Limitation Agreement between the Registrant, on behalf of the IMS Funds, and IMS Capital Management, Inc., as Adviser.[9]

(h)(9)

Expense Limitation Agreement between the Registrant, on behalf of the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), and FinTrust Capital Advisors, LLC, as Adviser.[31]

(h)(10)	Expense Limitation Agreement between the Registrant, on behalf of the Crow Point Funds, and Crow Point Partners, LLC, as Adviser.[27]

(h)(11)	Form Of Amended Schedule A to Expense Limitation Agreement between the Registrant, on behalf of the Crow Point Combined Funds, and Crow Point Partners, LLC, as Adviser.[38]

(i)(1)	Opinion and Consent of Kilpatrick Stockton LLP regarding the legality of securities registered with respect to the Stringer Growth Fund.[5]

(i)(2)	Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the Stringer Moderate Growth Fund.[10]

(i)(3)	Consent of Practus, LLP with respect to the Stringer Growth Fund.[35]

(i)(4)	Consent of Practus, LLP with respect to the IMS Funds.[36]

(i)(5)	Opinion and Consent of Graydon Head & Ritchey LLP regarding the legality of securities registered with respect to the IMS Funds.[8]

(i)(6)	Consent of Practus, LLP with respect to the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund).[34]

(i)(7)	Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the Crow Point Alternative Income Fund.[16]

(i)(8)

Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. regarding tax matters for the reorganization of the Crow Point Alternative Income Fund from the Northern Lights Funds Trust into the Registrant.[20]

(i)(9)	Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. with respect to the EAS Crow Point Alternatives Fund.[18]

(i)(10)

Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc regarding tax matters for the reorganization of the EAS Crow Point Alternatives Fund from the Northern Lights Funds Trust into the Registrant.[20]

(i)(11)

Opinion and Consent of The Law Offices of John H. Lively & Associates, Inc. regarding tax matters for the reorganization of the Crow Point Defined Risk Global Equity Income Fund from the Northern Lights Funds Trust II into the Registrant.[20]

(i)(12)	Consent of Practus, LLP with respect to the Crow Point Combined Funds.[38]

(i)(13)	Opinion and Consent of Practus, LLP with respect to the Midwood Long/Short Equity Fund.[37]

(j)(1)	Consent of Independent Registered Public Accounting Firm with respect to the Stringer Growth Fund.[35]

(j)(2)	Consent of Independent Registered Public Accounting Firm with respect to the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund).[34]

(j)(3)	Consent of Independent Registered Public Accounting Firm with respect to the IMS Funds.[36]

(j)(4)	Consents of Independent Registered Public Accounting Firms with respect to the Crow Point Combined Funds.[38]

(j)(5)	Consent of Independent Registered Public Accounting Firm with respect to Midwood Capital Partners, L.P.[37]

(j)(6)	Consent of Independent Registered Public Accounting Firm with respect to Midwood Capital Partners, L.P.[38]

(k)	Not applicable.

(l)	Initial Subscription Agreement.[2]

(m)(1)	Distribution Plan under Rule 12b-1 for the Stringer Funds.[10]

(m)(2)	Distribution Plan under Rule 12b-1 for the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund).[11]

(m)(3)	Distribution Plan under Rule 12b-1 for the Crow Point Funds.[23]

(m)(4)	Distribution Plan under Rule 12b-1 for the RVX Emerging Markets Equity Fund.[31]

(m)(5)	Distribution Plan under Rule 12b-1 for the Crow Point Global Tactical Allocation Fund (formerly known as the Crow Point Defined Risk Global Equity Income Fund).[31]

(m)(6)	Distribution Plan under Rule 12b-1 for the Midwood Long/Short Equity Fund.[37]

(n)(1)	Rule 18f-3 Plan for the Stringer Funds.[10]

(n)(2)	Rule 18f-3 Plan for the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund).[11]

(n)(3)	Rule 18f-3 Plan for the Crow Point Funds.[23]

(n)(4)	Rule 18f-3 Plan for the RVX Emerging Markets Equity Fund.[27]

(n)(5)	Rule 18f-3 Plan for the Midwood Long/Short Equity Fund.[38]

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant.[4]

(p)(2)	Code of Ethics for Stringer Asset Management, LLC.[12]

(p)(3)	Code of Ethics for IMS Capital Management, Inc.[35]

(p)(4)	Code of Ethics for FinTrust Capital Advisors LLC.[31]

(p)(5)	Code of Ethics for Crow Point Partners, LLC.[23]

(p)(6)	Code of Ethics for RVX Asset Management LLC.[34]

(p)(7)	Code of Ethics for Winthrop Capital Management, LLC.[35]

(p)(8)	Code of Ethics for Midwood Capital Management LLC.[37]

(p)(9)	Code of Ethics for the Distributor.[14]

(q)	Copy of Powers of Attorney.[30]

1.	Incorporated herein by reference to the Registrant’s Registration Statement on Form N-1A filed March 14, 2005.
2.	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A filed June 13, 2005.
3.	Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A filed August 21, 2008.
4.	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A filed August 26, 2011.
5.	Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A filed March 27, 2013.

6.	Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A filed October 10, 2013
7	Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A filed March 14, 2014.
8.	Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A filed June 20, 2014.
9.	Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A filed October 31, 2014.
10.	Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A filed March 26, 2015.
11.	Incorporated herein by reference to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed December 21, 2015.
12.	Incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A filed June 28, 2016.
13.	Incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed December 30, 2016.
14.	Incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed March 30, 2017.
15.	Incorporated herein by reference to Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A filed June 16, 2017.
16.	Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A filed October 6, 2017.
17.	Incorporated herein by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A filed October 6, 2017.
18.	Incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A filed October 13, 2017.
19.	Incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A filed October 30, 2017.
20.	Incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A filed December 4, 2017.
21.	Incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A filed December 13, 2017.
22	Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A filed December 29, 2017.
23.	Incorporated herein by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A filed January 29, 2018.
24.	Incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A filed March 30, 2018.
25.	Incorporated herein by reference to Post-Effective Amendment No. 107 to the Registrant’s Registration Statement on Form N-1A filed June 28, 2018.
26.	Incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A filed July 3, 2018.
27.	Incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A filed August 28, 2018.
28.	Incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed September 7, 2018.
29.	Incorporated herein by reference to Post-Effective Amendment No. 115 to the Registrant’s Registration Statement on Form N-1A filed September 28, 2018.
30.	Incorporated herein by reference to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A filed October 29, 2018.
31.	Incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A filed November 6, 2018.

32.	Incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A filed January 28, 2019.
33.	Incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A filed February 28, 2019.
34.	Incorporated herein by reference to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A filed March 29, 2019.
35.	Incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed June 28, 2019.
36.	Incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A filed October 28, 2019.
37.	Incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A filed January 2, 2020.
38.	Filed herewith.
39.	To be filed by Amendment.

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended, officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

The Registrant’s Trust Instrument (Exhibit 28(a) to the Registrant Statement), investment advisory agreements (Exhibit 28(d) to the Registration Statement), distribution agreements (Exhibit 28(e) to the Registration Statement) and administration agreements (Exhibit 28(h) to the Registrant Statement) provide for indemnification of certain persons acting on behalf of the Registrant.  The Registrant may, from time to time, enter other contractual arrangements that provide for indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	Business and other Connections of the Investment Advisers

The list required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers, and each director, officer or partner of such investment advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser’s Form ADV listed opposite such investment adviser’s name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser	Form ADV File No.
Stringer Asset Management, LLC	801-77536
IMS Capital Management, Inc.	801-33939
FinTrust Capital Advisors, LLC	801-68568
Crow Point Partners, LLC	801-67184
RVX Asset Management LLC	801-107281
Midwood Capital Management LLC	801-78736

ITEM 32.	Principal Underwriter

(a)

The principal underwriter and distributor for the Registrant is Matrix 360 Distributors, LLC.  To the best of the Registrant’s knowledge, Matrix 360 Distributors, LLC also acts as principal underwriter to Amidex Israel35 and WP Trust.

(b)	To the best of the Registrant’s knowledge, the table below provides information for each director, officer or partner of Matrix 360 Distributors, LLC, the principal underwriter of the Registrant:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS WITH UNDERWRITER	POSITIONS WITH REGISTRANT
Brandon J. Byrd	Chief Executive Officer	Vice President, Anti-Money Laundering Officer and Assistant Secretary
Stephen R. Roberts	Chief Compliance Officer	None
Ted L. Akins	Chief Operating Officer	Assistant Secretary

*	The address of Matrix 360 Distributors, LLC and each of the above-named persons is 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

(c)	Not Applicable.

ITEM 33.	Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as Administrator and Transfer Agent).

b)	Matrix 360 Distributors, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 (records relating to its function as Principal Underwriter).

c)

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (records relating to its function as Custodian for the Stringer Funds, FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund), Crow Point Funds, Eagle Rock Floating Rate Fund, RVX Emerging Markets Equity Fund and Powell Alternative Income Strategies Fund).

e)	Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (records relating to its function as Custodian for the IMS Funds).

f)	Stringer Asset Management, LLC, 5050 Poplar Ave, Suite 1103, Memphis, Tennessee 38157 (records relating to its function as investment adviser to the Stringer Funds).

g)	IMS Capital Management, Inc., 8995 SE Otty Road, Portland, Oregon 97086 (records related to its function as investment adviser to the IMS Funds.)

h)

FinTrust Capital Advisors, LLC, 124 Verdae Boulevard, Suite 504, Greenville, SC 29607 (records relating to its function as investment adviser to the FinTrust Income and Opportunity Fund (formerly known as the HedgeRow Income and Opportunity Fund).

i)	Crow Point Partners, LLC, 280 Summer Street, Suite M1, Boston, Massachusetts 02210 (records relating to its function as investment adviser to the Crow Point Funds).

j)	RVX Asset Management LLC, 20900 NE 30th Street, Suite 402, Aventura, Florida (records relating to its function as investment sub-adviser to RVX Emerging Markets Equity Fund).

l)	Winthrop Capital Management, LLC 20 East 91st Street, Suite 200, Indianapolis, Indiana 46240 (records relating to its function as investment sub-adviser to the Crow Point Alternative Income Fund).

m)	Midwood Capital Management LLC 280 Summer Street, Suite M1, Boston, Massachusetts 02210 (records relating to its function as investment sub-adviser to the Midwood Long/Short Equity Fund).

ITEM 34.	Management Services

There are no management-related service contracts not discussed in Parts A or B of this Form N-1A.

ITEM 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the registration statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 138 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Fairway, and State of Kansas, on this 29th day of January 2020.

360 Funds

By:	/s/ Randall K. Linscott
Randall K. Linscott, President, Trustee and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*		January 29, 2020
Gary W. DiCenzo, Trustee		Date
*		January 29, 2020
Arthur Q. Falk, Trustee		Date
*		January 29, 2020
Steven D. Poppen, Trustee		Date

*		January 29, 2020
Thomas J. Schmidt, Trustee		Date

*		January 29, 2020
Tom M. Wirtshafter, Trustee		Date
/s/ Randall K. Linscott		January 29, 2020
Randall K. Linscott, Trustee, President and Principal Executive Officer		Date
/s/ Larry E. Beaver, Jr.		January 29, 2020
Larry E. Beaver, Jr., Assistant Treasurer and Acting Principal Financial Officer		Date
* By:	/s/ Randall K. Linscott	January 29, 2020
Randall K. Linscott, Attorney-in-Fact		Date

*Attorney-in-fact pursuant to Powers of Attorney

EXHIBIT INDEX

(g)(9)	Amended and Restated Exhibit A to the Custodian Agreement
(g)(10)	Special Custody and Pledge Agreement
(h)(11)	Form of Amended Schedule A to Expense Limitation Agreement
(i)(12)	Consent of Practus, LLP
(j)(4)	Consents of Independent Registered Public Accounting Firms with respect to the Crow Point Combined Funds
(j)(6)	Consent of KPMG, LLP with respect to Midwood Capital Partners, L.P.
(n)(5)	Rule 18f-3 Plan for the Midwood Long/Short Equity Fund